                                                                   Exhibit 10(F)

                      Prototype 401(k) Adoption Agreement,
                      Retirement Plan, and Trust Agreement

                                                     T. Rowe Price Trust Company














                                                            [T. Rowe Price Logo]

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T. ROWE PRICE TRUST COMPANY
PROTOTYPE 401(k) ADOPTION AGREEMENT, RETIREMENT PLAN, AND
TRUST AGREEMENT

TABLE OF CONTENTS

I.       401 (k) Retirement Plan Adoption Agreement .........   1
II.      GUST Transition Optional Supplement ................  22
III.     EGTRRA Adoption Agreement ..........................  25
IV.      Prototype 401(k) Retirement Plan Document ..........  29
V.       EGTRRA Amendment ...................................  88
VI.      401(k) Retirement Plan Trust Agreement .............  92
VII.     IRS Opinion Letter ................................. 101






                            IMPORTANT INSTRUCTIONS:

  Sections I - III need to be completed, signed, and returned to T. Rowe Price. Please keep a copy of the sections that you return to T. Rowe Price.
               Sections IV - VII are for your reference and files.

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                          T. ROWE PRICE TRUST COMPANY

                             401(k) RETIREMENT PLAN
                               ADOPTION AGREEMENT



Name of Employer: LTX Corporation


Address: LTX Park at University Avenue
         Westwood, Massachusetts 02090


Phone No: (781) 467-5327


Plan Contact: Jill Barres

T. ROWE PRICE
TRUST COMPANY
401(k) RETIREMENT PLAN
ADOPTION AGREEMENT

This is the Adoption Agreement for defined contribution plan #001 of basic plan document #03, which is a combined prototype section 401(k)/profit sharing defined contribution plan. (Prior to the amendment and restatement of this plan document and adoption agreement, the plan document was T. Rowe Price Trust Company basic plan document #01.) This Adoption Agreement may be used only in conjunction with basic plan document #03.

Note: Before executing this Adoption Agreement, the Employer should consult with a tax adviser or attorney. This plan may not meet the Employer's requirements for continued plan qualification. In addition, failure to properly complete this Adoption Agreement may result in plan disqualification.

The Employer hereby establishes a section 401(k) plan and a trust for such plan upon the respective terms and conditions contained in the section 401(k) prototype plan #03 and the Trust Agreement to the plan and appoints as Trustee(s) of such trust the person(s) who has(have) executed this Adoption Agreement evidencing his/her/its/their acceptance of such appointment.

The Plan and Trust Agreement shall be supplemented and modified by the terms and conditions contained in the Adoption Agreement and any supplements thereto and shall be effective on the date(s) specified herein.

After the Employer has notified T. Rowe Price Trust Company it has adopted the prototype plan, T. Rowe Price Trust Company will inform the Employer of any amendments made to the prototype plan or the discontinuance or abandonment of the prototype plan after T. Rowe Price Trust Company receives such notice and until the earlier of (i) the date the Employer notifies T. Rowe Price Trust Company it has ceased to use this prototype plan or (ii) the date the Plan's asset records are not kept by T. Rowe Price Trust Company or any affiliate of T. Rowe Price Trust Company.

1.       Plan Data.
         (Complete 1.1 or 1.2, and complete 1.3)

         1.1 New Plan.

             (a) Name of Plan:

                 ---------------------------------------------------------------
                 (Please print or type complete, legal name of the Plan)

             (b) Effective Date of the Plan:
                                             -----------------------------------
                                             (month/day/year)

             (c) Plan Year End:
                                ------------------------------------------------
                                (month/day)

         1.2 If this is an amendment of existing plan, complete the following:

             (a) Name of Existing Plan:
                 LTX Corporation Growth and Investment Program
                 ---------------------------------------------------------------
                 (Please print or type complete, legal name of the Plan)

             (b) Initial Effective Date of Plan:        10/01/1995
                                                 -------------------------------

             (c) Effective Date of Amended Plan (complete (1) or (2))

                 (1) If the plan is being amended and restated to comply with GUST (the 1994-1998 laws - GATT, USERRA, SBJPA, TRA'97 and IRSRRA - that require plan amendments):

                 01/01/1997
                 ---------------------------------------------------------------
                 Effective Date of Amendment (month/day/year)

                 (If the Plan's initial effective date was on or before January 1, 1997, enter the first day of the Plan Year beginning in 1997. If the Plan's initial effective date was after December 31, 1996, enter the Plan's initial effective date.)

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          (2) If the Plan is not being amended to comply with GUST:

              ------------------------------------------------------------------
              Effective Date of Amendment (month/day/year)

              (Usually, this is the first day of the Plan Year in which the amendment is effective.)

Note: The provisions of a cash or deferred arrangement may be made effective as of the first day of the Plan Year in which the cash or deferred arrangement is adopted, but a salary deferral mechanism may not be adopted retroactively.

      (d) Plan Year End:    12/31
                         -------------------------------------------------------
                         (month/day)


1.3 Plan Number:    001
                 ---------------------------------------------------------------
                 (3 digits)

2. Employer Data.



         2.1 Employer:        LTX Corporation
                       ---------------------------------------------------------
                        (Print or type complete legal name of business)

             Employer shall also mean any Employer(s) associated with the Employer named above under section 414(b), 414(c) or 414(m) of the Code.
                   -------------------------------------------------------------



         2.2 Employer's Taxable Year End:   07/31
                                          --------------------------------------


         2.3 Employer's Tax ID #:   04-2594045
                                  ----------------------------------------------

         2.4 The Employer is: [X] a corporate entity.
                              [ ] a non-corporate entity.
                              [ ] a corporation electing Subchapter S treatment.

3. Crediting of Service.

     3.1 For purposes of determining eligibility to participate, Early Retirement Age (if applicable) and vesting, service shall be credited based on the following method (Choose (a) or (b)):

          (a) [X] Elapsed Time. Under this method, service is measured from date of employment with the Employer to date of termination of employment with the Employer and a period of service shall include any period of severance of less than 12 consecutive months. (Plan Section 1.19)

          (b) [ ] Hours of Service. Under this method, a year of service is a 12 consecutive month period during which the Employee completes at least 1,000 Hours of Service. (Plan Section 1.30) Complete (1) and (2).

               (1) Hours of Service will be determined on the basis of the method selected below. Only one method may be selected. The method selected will be applied to all Employees.

                    (A) [ ] On the basis of actual hours for which an
                            Employee is paid or entitled to payment by the Employer.

                    (B) [ ] On the basis of days worked for the Employer. An
                            Employee will be credited with ten Hours of Service if under Plan Section 1.30 such Employee would be credited with at least one Hour of Service during the day.

                    (C) [ ] On the basis of weeks worked for the Employer. An
                            Employee will be credited with 45 Hours of Service if under Plan Section 1.30 such Employee would be credited with at least one Hour of Service during the week.

                    (D) [ ] On the basis of semimonthly payroll periods worked for the Employer. An Employee will be credited with 95 Hours of Service if under Plan Section 1.30 such Employee would be credited with at least one Hour of Service during the semimonthly payroll period.

                 (E)[ ] On the basis of months worked for the Employer. An
                        Employee will be credited with 190 Hours of Service if under Plan Section 1.30 such Employee would be credited with at least one Hour of Service during the month.

               (2)  Twelve Consecutive Month Period.

                    (A) Vesting. For purposes of determining vesting, a Year of
                        Vesting Service is a Plan Year in which an Employee completes at least 1,000 Hours of Service. (Plan Section 1.59)

                    (B) Eligibility. For purposes of determining eligibility to participate in the Plan (Years of Eligibility Service), the initial eligibility computation period is the twelve consecutive month period beginning on the day an Employee first performs an Hour of Service for the Employer. (Plan Section 1.58) The following twelve consecutive month periods shall begin on (choose one):

                        [ ] The first anniversary of the date an Employee
                            first performs an Hour of Service for the Employer.

                        [ ] The first day of each Plan Year beginning after
                            the date the Employee first performs

3.2 Service with predecessor Employer. (Plan Section 2.3) Complete (a) or (b)

Note: If this is a continuation of a predecessor plan, service under the predecessor plan must be counted.

      (a) [X] No credit will be given for service with a predecessor Employer.

      (b) [ ] Credit will be given for service with the following predecessor Employer(s):

Note: If this is not a continuation of a predecessor plan, service with a predecessor employer must be limited as provided in accordance with the provisions of regulation section 1.401(a)(4)-5(a)(3).

4. Eligibility.

Note: If the period of time selected is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year even if the Employer elected in Section 3 of this Adoption Agreement to credit service using the Hours of Service method.

4.1 Participation Requirements. All Employees shall be eligible to participate in this Plan in accordance with the provisions of Article II of the Plan, except the following (Plan Section 2.3):

     [ ] Employees who have not attained age _____ (cannot be later than 21);

     [ ] Employees who have not completed _____ months (not to exceed 12 months) of service;

     [ ] Employees who have not completed one Year of Eligibility Service
         (Hours of Service method);

     [ ] Employees included in a unit of Employees covered by a collective bargaining agreement, if retirement benefits were the subject of good faith bargaining between the Employer and employee representatives. Employee representatives do not include any organization more than half of whose members are Employees who are owners, officers or executives of the Employer;

     [ ] Employees who are nonresident aliens and who receive no earned income from the Employer which constitutes income from sources within the United States;

     [ ] Employees included in the following job classifications:
         [ ] Hourly
         [ ] Employees; Salaried Employees;

        [X] Leased Employees;

        [X] Other class or classes of Employees:

              Cooperative students and interns, and temporary or seasonal
              ------------------------------------------------------------------
              employees who are hired for less than a 12-month period
              ------------------------------------------------------------------

               (Note: that these classifications cannot be based on age or service and must be based on specific objective criteria that are not subject to Employer discretion. An exclusion of "part-time" Employees is not permissible.)

           [ ] Employees of the following Employers aggregated under section
               414(b), 414(c) or 414(m) of the Code:

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

     Note: If no entries are made above, all Employees shall be eligible to participate in the Plan on the earlier of the Effective Date or the Entry Date coincident with or next following the date of employment.

     4.2  The Entry Dates shall be (choose one): (Plan Section 1.25)

          (a)[ ] the first day of each Plan Year and the first day of the seventh month in each Plan Year.

          (b)[ ] the first day of each Plan Year and the first day of each quarter thereafter.

          (c)[ ] the first day of each Plan Year and the first day of each month thereafter.

          (d)[X] the date on which the eligibility requirements of the Plan, if any are applicable, are met.

5. Compensation. (Plan Section 1.13)

     Note: Do not complete this Section 5 of this Adoption Agreement if the Plan is intended to be a "safe harbor" cash or deferred arrangement. If the Plan is a "safe harbor" cash or deferred arrangement, check this box [ ] and complete Section 9 of this Adoption Agreement.

     5.1 Subject to the following provisions of this Section of the Adoption Agreement, for purposes of determining contributions and allocations to a Participant's Account, Compensation will mean a Participant's (choose one):

          (a)[X] W-2 earnings (including salary deferrals); or

          (b)[ ] Compensation as that term is defined in section 415 of the Code; or

          (c)[ ] Wages as defined in section 3401(a) of the Code.

          For the Plan Year but excluding the following:

               Profit Sharing Bonus Plan payments
--------------------------------------------------------------------------------

     Note: If this Plan has a Discretionary Profit Sharing Contribution allocation formula that is integrated with Social Security (Plan
           Section 5.1(b)), Compensation must be defined as W-2 earnings, compensation as defined in section 415 of the Code or wages as defined in section 3401(a) of the Code; no exclusions are allowed.

     5.2   Compensation for a Plan Year will mean

          (a)[X] Compensation paid to the Employee by the Employer during the entire Plan Year.

          (b)[ ] Compensation paid to the Employee by the Employer only during that portion of the Plan Year during which the Employee was eligible to participate in the Plan.

6. Participant Contributions.

     6.1.  Elective Deferrals. (Plan Section 3.2(b)) Complete (a) or (b).

          (a)[ ] Elective Deferrals are not permitted.

          (b)[X] A Participant may elect to defer an amount up to 15% of his or her Compensation paid during a pay period.

     Notwithstanding the foregoing, Elective Deferrals made on behalf of a Participant for a Plan Year shall not exceed $________. (If the immediately preceding sentence is not completed, only the percentage limit will apply to Elective Deferrals.)

     6.2. Employee After-Tax Contributions. (Plan Section 3.2(a)) Complete (a) or (b).

          (a)[X] Employee After-Tax Contributions are not permitted.

          (b)[ ] A Participant may make Employee After-Tax Contributions to the Plan in an amount up to ____% of his or her Compensation paid during a pay period.

     Notwithstanding the foregoing, Employee After-Tax Contribution made on behalf of a Participant for a Plan Year shall not exceed $______. (If the immediately preceding sentence is not completed, only the percentage limit will apply to Employee After-Tax Contributions.)

     Note: Even if this is a "safe harbor" cash or deferred arrangement, Employee After-Tax Contributions are always subject to the ACP Test.

     6.3   Combined Limits on Participant Contributions

           If the Employer elects 6.1(b) and 6.2(b), above, a Participant's aggregate Elective Deferrals and Employee After-Tax Contributions for a pay period may not exceed ____% of his or her Compensation paid during a pay period.

     Note: If the Plan is intended to qualify as a "safe harbor" cash or deferred arrangement, each Participant must be able to make Elective Deferrals in an amount that is at least sufficient for the Participant to receive the maximum amount of safe harbor matching contributions available under the Plan. For instance, if the Employer elects the Safe Harbor Matching Contribution in Section 9 of this Adoption Agreement, a Participant must have the ability to make Elective Deferrals up to at least 5% of Total Compensation as defined in Section 9.1 of this Adoption Agreement.

     6.4  Rollovers. (Plan Section 3.2(c)) Complete (a) or (b).

          (a)[ ] The Plan does not accept rollovers.

          (b)[X] The Plan accepts rollovers.

     6.5 Participant-Directed Plan-to-Plan Transfers. (Plan Section 3.2(d)) Choose one.

          (a)[X] The Plan does not accept Participant-directed plan-to-plan transfers.
          (b)[ ] The Plan accepts Participant-directed plan-to-plan transfers.

7. Employer Contributions.

   Do not complete this Section 7 of this Adoption Agreement if this Plan is intended to be a "safe harbor" cash or deferred arrangement. If this Plan is intended to be a "safe harbor" cash or deferred arrangement, check this box [ ] and complete Section 9 of this Adoption Agreement.

     7.1  Matching Contributions. (Plan Section 3.3(a))

          (a) Matching Contributions. Complete (1) or (2)

              (1)[X] shall be made to the Plan. The type of Matching
                     Contribution shall be (choose (A) or (B)):

                    (A)[ ] Mandatory (Complete (b)(1) and (d) below)

                    (B)[X] Discretionary (Complete (b)(2) and (d) below)

     (2)[ ] shall not be made to Plan. (If this subparagraph (2) is elected, do not complete the following paragraphs (b), (c) or (d)).

(b) Matching Contribution Formula. (Complete (1) or (2))

     (1) Mandatory Matching Contribution. (Complete (A) and/or (B). If both (A) and (B) are completed, complete (C).)

          (A)[ ] Match on Elective Deferrals. The Employer shall contribute and allocate to each eligible Participant's Matching Contributions subaccount an amount equal to ____% of the Participant's Elective Deferrals up to ____% of the Participant's Compensation.

                 Notwithstanding the foregoing, the Matching Contribution made on behalf of an eligible Participant for the Plan Year with respect to Elective Deferrals shall not exceed $____. (If the immediately preceding sentence is not completed, only the percentage limitation will apply to Matching Contributions.)

          (B)[ ] Match on Employee After-Tax Contributions. The Employer shall contribute and allocate to each eligible Participant's Matching Contribution subaccount an amount equal to ____% of the Participant's Employee After-Tax Contributions up to ____% of the Participant's Compensation.

                 Notwithstanding the foregoing, the Matching Contribution made on behalf of an eligible Participant for the Plan Year with respect to Employee After-Tax Contributions shall not exceed $____. (If the immediately preceding sentence is not completed, only the percentage limitation will apply to Matching Contributions.)

          (C)[ ] Match on Elective Deferrals and Employee After-Tax Contributions. If the Employer makes Matching Contributions with respect to both Elective Deferrals and Employee After-Tax Contributions, choose (i) or (ii).

                 (i) [ ] Matching Contributions shall be limited only as
                         provided in (A) and (B) above.

                 (ii)[ ] In addition to any limitations on Matching
                         Contributions described above, for purposes of calculating such Matching Contributions, the total of an eligible Participant's Elective Deferrals and Employee After-Tax Contributions shall be treated as not exceeding ____% of the Participant's Compensation.

                  Notwithstanding the foregoing, the Matching Contribution made on behalf of an eligible Participant with respect to the Participant's total Elective Deferrals and Employee After-Tax Contributions for the Plan Year shall not exceed $____. (If the immediately preceding sentence is not completed, only the percentage limitation(s) will apply to Matching Contributions made with respect to Elective Deferrals and Employee After-Tax Contributions.)

     (2)  Discretionary Matching Contributions (Complete (A) and/or (B). If both
          (A) and (B) are completed, complete (C).)

          (A)[X] Discretionary Match on Elective Deferrals. The Employer may make discretionary Matching Contributions from Plan Year to Plan Year as it deems advisable. Such discretionary Matching Contributions, if made, shall be equal to a specified percentage of each eligible Participant's Elective Deferrals, except that the Employer may establish a limit (expressed either as a uniform dollar amount or percentage of Compensation) on the amount of Elective Deferrals which shall be matched.

          (B)[ ] Discretionary Match on Employee After-Tax Contributions. The Employer may make discretionary Matching Contributions from Plan Year to Plan Year as it deems advisable. Such discretionary Matching Contributions, if made, shall be equal to a specified percentage of each Participant's Employee After-Tax Contributions, except that the Employer may establish a limit (expressed either as a uniform dollar amount or percentage of Compensation) on the amount of Employee After-Tax Contributions which shall be matched.

          (C)[ ] Discretionary Match on Elective Deferrals and Employee After-Tax Contributions. If the Employer makes discretionary Matching Contributions with respect to both Elective Deferrals and Employee After-Tax Contributions, choose (i) or (ii).

               (i) [ ] Discretionary Matching Contributions shall be limited only as provided in (A) and (B) above.

               (ii)[ ] In addition to any limitations on discretionary Matching
                       Contributions described above, for purposes of calculating the amount of discretionary Matching Contributions, such discretionary Matching Contributions, if made, shall be equal to a specified percentage of the total of a Participant's Elective Deferrals and Employee After-Tax Contributions, which may be treated as not exceeding a uniform dollar amount or percentage of Compensation.

(c) Eligibility for Matching Employer Contributions. A Participant shall be eligible to receive a Matching Contribution (whether mandatory or discretionary) for a Plan Year only if (choose one):

     (1)[ ] For a plan using the Hours of Service method of crediting service,
            (i) his employment with the Employer terminates during the Plan Year by reason of death, retirement on or after Early Retirement Age, if applicable, or Normal Retirement Age, or Total and Permanent Disability, or (ii) he completes at least 1,000 Hours of Service during the Plan Year and is employed by the Employer on the last day of the Plan Year.

     (2)[ ] For a plan using the Hours of Service method of crediting service, he completes at least 1,000 Hours of Service during the Plan Year.

     (3)[ ] For a plan using the Hours of Service method of crediting service,
            (i) his employment with the Employer terminates during the Plan Year by reason of death, retirement on or after Early Retirement Age, if applicable, or Normal Retirement Age, or Total and Permanent Disability, or (ii) he completes at least 1,000 Hours of Service during the Plan Year.

     (4)[ ] (i) His employment with the Employer terminates during the Plan
            Year by reason of death, retirement on or after Early Retirement Age, if applicable, or Normal Retirement Age, or Total and Permanent Disability, or (ii) he is employed by the Employer on the last day of the Plan Year.

     (5)[ ] He is employed by the Employer on the last day of the Plan Year.

     (6)[X] He was a Participant in the Plan at any time during the Plan Year.

Note: If the Employer selects (1), (4) or (5) above, the Employer may not make any Matching Contribution for a Plan Year until after the end of the Plan Year. If the Employer selects (2) or (3) above, the Employer may not make a Matching Contribution for a Plan Year until that Participant has satisfied the requirements of (2) or (3), as applicable, during such Plan Year.

     (d) Period for Calculating Matching Contributions. For purposes of calculating the amount of Matching Contributions, such calculations shall be performed on the basis of a Participant's Elective Deferrals and/or Employee After-Tax Contributions made and Compensation paid (choose one):

          (1)[ ] During each payroll period.

          (2)[X] During the Plan Year (or, if 5.2(b) is elected above, during that portion of the Plan Year during which the Participant was eligible to participate in the Plan).

Note: If the Employer selects (2), the Employer may make Matching Contributions on a per payroll period basis. After the end of the Plan Year, the Employer must also perform the calculation on a Plan Year basis to determine if additional Matching Contributions must be made for the Plan Year.

7.2  Discretionary Profit Sharing Contributions. (Plan Section 3.3(b))

     (a) Discretionary Profit Sharing Contributions (choose (1) or (2))

         (1)[ ] Shall not be made to the Plan.

         (2)[X] May be made to the Plan each Plan Year as determined by the Employer.

     Complete (b) and (c) only if the immediately preceding box is selected.

     (b) Eligibility for Discretionary Profit Sharing Contributions. A Participant shall be eligible to share in the allocation of Discretionary Profit Sharing Contributions for a Plan Year only if (choose one):

         (1)[ ] For a plan using the Hours of Service method of crediting service, (i) his employment with the Employer terminates during the Plan Year by reason of death, retirement on or after Early Retirement Age, if applicable, or Normal Retirement Age, or Total and Permanent Disability, or (ii) he completes at least 1,000 Hours of Service during the Plan Year and is employed by the Employer on the last day of the Plan Year.

         (2)[ ] For a plan using the Hours of Service method of crediting service, he completes at least 1,000 Hours of Service during the Plan Year.

         (3)[ ] For a plan using the Hours of Service method of crediting service, (i) his employment with the Employer terminates during the Plan Year by reason of death, retirement on or after Early Retirement Age, if applicable, or Normal Retirement Age, or Total and Permanent Disability, or (ii) he completes at least 1,000 Hours of Service during the Plan Year.

         (4)[ ] (i) His employment with the Employer terminates during the Plan Year by reason of death, retirement on or after Early Retirement Age, if applicable, or Normal Retirement Age, or Total and Permanent Disability, or (ii) he is employed by the Employer on the last day of the Plan Year.

         (5)[X] He is employed by the Employer on the last day of the Plan
                Year.

         (6)[ ] He was a Participant in the Plan at any time during the Plan
                Year.

Note: The Employer may not allocate any Discretionary Profit Sharing
      Contribution for a Plan Year until after the end of the Plan Year.

      (c) Allocation of Discretionary Profit Sharing Contributions. (Complete
          (1) or (2). If the Employer maintains any other plan in addition to this Plan, only one plan may provide for permitted disparity (i.e., integration with Social Security).)

         (1)[X] Nonintegrated - Discretionary Profit Sharing Contributions for a Plan Year shall be allocated to the Discretionary Profit Sharing Contribution subaccount of all Participants eligible for an allocation of such contribution in the ratio in which each such eligible Participant's Compensation for such Plan Year bears to the Compensation of all such eligible Participants for such Plan Year.

         (2)[ ] Integrated - Discretionary Profit Sharing Contributions for a Plan Year shall be integrated with Social Security and allocated in accordance with the provisions of Plan Section 5.1(b). The Plan's Integration Level shall be (choose (A) or (B)):

            (A)[ ] The Social Security Taxable Wage Base.

            (B)[ ] ____% (not to exceed 100%) of the Social Security Taxable
                   Wage Base.

Note: If the Employer maintains any other plan in addition to this Plan, only one plan may be integrated with Social Security.

8. ADP and ACP Nondiscrimination Testing.

   Note: This Section does not apply in any Plan Year the Plan is a safe harbor cash or deferred arrangement.

   8.1 First Plan Year

      (a) ADP Test - The plan document provides that for the first Plan Year the Plan permits any Participant to make Elective Deferrals, the prior year's ADP of Non-Highly Compensated Employees shall be 3% unless the Employer checks the box below. (Plan Section 3.6(a))

      [ ] If this box is checked, and if this is not a successor plan, for the first Plan Year this Plan permits any Participant to make Elective Deferrals, the ADP used in the ADP Test for Participants who are Non-Highly Compensated Employees shall be such first Plan Year's ADP of such Non-Highly Compensated Employees.

   Note: The Employer may not check this box if the Employer has elected Current
         Year Testing.

      (b) ACP Test - The plan document provides that for the first Plan Year the Plan permits any Participant to make Employee After-Tax Contributions or provides for Matching Contributions, the prior year's ACP of Non-Highly Compensated Employees shall be 3% unless the Employer checks the box below. (Plan Section 3.7(a))

      [ ] If this box is checked, and if this is not a successor plan, for the first Plan Year this Plan permits any Participant to make Employee After-Tax Contributions, or provides for Matching Contributions, or both, the ACP used in the ACP test for Participants who are Non-Highly Compensated Employees shall be such first Plan Year's ACP for such Non-Highly Compensated Employees.

   Note: The Employer may not check this box if the Employer has elected Current
         Year Testing.

   8.2 Current Year Testing. (Sections 3.6(a) and 3.7(a))

      [ ] If this box is checked, the Plan is using Current Year Testing for purposes of the ADP and ACP tests.

   Note: Once the Employer has elected Current Year Testing, the Employer cannot elect out of Current Year Testing unless (i) the Plan has been using Current Year Testing for the preceding five Plan Years or, if lesser, the number of Plan Years the Plan has been in existence, or (ii) the Plan otherwise meets one of the conditions specified in IRS Notice 98-1 (or superceding guidance) for changing from Current Year Testing.

   8.3 Determining Highly Compensated Employees.

      (a) Top Paid Group Election. (Plan Section 1.29)

      [ ] In determining who is a Highly Compensated Employee, the Employer makes a top-paid group election by checking this box. The effect of this election is that an Employee (who is not a Five Percent Owner at any time during the determination year or the look-back year) with compensation in excess of $80,000 (as adjusted) for the look-back year is a Highly Compensated Employee only if the Employee was in the top-paid group for the look-back year.

      (b) Calendar Year Data Election. (Plan Section 1.29)

      [ ] In determining who is a Highly Compensated Employee (other than a
          Five Percent Owner), the Employer makes a calendar year data election by checking this box. The effect of this election is that the look-back year is the calendar year beginning with or within the look-back year.

   Note: If both of these elections are made, the look-back year in determining the top-paid group must be the calendar year beginning with or within the look-back year. If either election is made, the election(s) must apply consistently to the determination years of all plans of the Employer, except that (i) the consistency requirement does not apply to determination years beginning in 1997, and (ii) for determination years beginning in 1998 and 1999, satisfaction of the consistency requirement is determined without regard to any nonretirement plan of the Employer.

   8.4 Testing Compensation. (Plan Section 3.1(j))

       For purposes of applying the ADP and ACP Tests, Testing Compensation will mean any definition of compensation permitted under section 414(s) of the Code and will mean (choose (a) or (b)):

       (a)[X] Testing Compensation paid to the Employee by the Employer during the entire Plan Year.

       (b)[ ] Testing Compensation paid to the Employee by the Employer only during that portion of the Plan Year during which the Employee was eligible to participate in the Plan.

9. Safe Harbor CODA Provisions.

   Note: Complete this Article if the Plan is intended to be a "safe harbor" cash or deferred arrangement.

   9.1 Compensation. Complete both (a) and (b) below. (Plan Section 1.52)

       For purposes of determining Safe Harbor Matching Contributions, Safe Harbor Nonelective Contributions and ACP Test Only Safe Harbor Matching Contributions, Total Compensation shall be used.

      (a) Total Compensation will mean a Participant's (choose one):

         (1)[ ] W-2 earnings (including salary deferrals).

         (2)[ ] Compensation as that term is defined in section 415 of the Code.

         (3)[ ] Wages as defined in section 3401(a) of the Code.

      (b) Total Compensation for a Plan Year will mean (choose one):

         (1)[ ] Total Compensation paid to the Employee by the Employer during the entire Plan Year.

         (2)[ ] Total Compensation paid to the Employee by the Employer only during that portion of the Plan Year during which the Participant was eligible to participate in the Plan.

   9.2 Type of Employer Safe Harbor Contribution. (Choose (a) or (b)) (Plan
       Section 4.2)

   Note: Formulas (a)(1) and (a)(2) automatically satisfy both the ADP and ACP
         Tests for a Plan Year if no other Matching Contributions are made during the Plan Year.

         Formula (b) (Safe Harbor Nonelective Contribution) automatically satisfies the ADP Test for a Plan Year. If the Employer would like to make a matching contribution in addition to the Safe Harbor Nonelective Contribution, the ACP Test Only Safe Harbor Matching Contribution automatically satisfies the ACP test for the Plan Year if no other matching contributions are made during the Plan Year.

         Regardless of what type of safe harbor contribution the Employer makes to the Plan, Employee After-Tax Contributions are always subject to the ACP Test. If the Employer makes any type of matching contributions in addition to matching contributions in formulas (a) or (b), the matching contributions are subject to the ACP Test using Current Year Testing.

         Safe Harbor Matching Contributions and Safe Harbor Nonelective Contributions are immediately nonforfeitable. ACP Test Only Safe Harbor Matching Contributions may be subject to a vesting schedule.

        (a) Safe Harbor Matching Contribution. (Choose (1) or (2))

         (1)[ ] Safe Harbor Basic Matching Contribution. The Employer shall contribute and allocate to each Participant's Safe Harbor Matching Contribution subaccount an amount equal to 100% of the Participant's Elective Deferrals up to 3% of the Participant's Total Compensation (as determined in accordance with Section 9.1(a) above), plus 50% of the Participant's Elective Deferrals from 3% to 5% of the Participant's Total Compensation.

         (2)[ ] Safe Harbor Enhanced Matching Contribution. The Employer shall contribute and allocate to each Participant's Safe Harbor Matching Contribution subaccount an amount equal to ____% (must be at least 100%) of the Participant's Elective Deferrals up to ____% (must be at least 4% and cannot be more than 6%) of the Participant's Total Compensation.

(b) Safe Harbor Nonelective Contribution. If the Employer selects (1), it may elect (2).

         (1)[ ] Safe Harbor Nonelective Contribution. The Employer shall contribute and allocate to each Participant's Safe Harbor Nonelective Contribution subaccount an amount equal to 3% of the Participant's Total Compensation for the Plan Year, regardless of whether the Participant has made contributions to the Plan during such Plan Year.

         (2) ACP Test Only Safe Harbor Matching Contribution. In addition to the Safe Harbor Nonelective Contribution, the Employer may elect to make the following ACP Test Only Safe Harbor Matching Contribution (which automatically satisfies only the ACP Test):

                [ ] The Employer shall contribute and allocate to each
                    Participant's ACP Test Only Safe Harbor Matching Contribution subaccount an amount equal to ____% of the Participant's Elective Deferrals up to ____% (cannot be more than 6%) of the Participant's Total Compensation.

   9.3 Calculation of Safe Harbor Matching Contributions and ACP Test Only Safe Harbor Matching Contributions. For purposes of calculating the amount of Safe Harbor Matching Contributions and ACP Test Only Safe Harbor Matching Contributions, such calculations shall be performed on the basis of a Participant's Elective Deferrals made and Total Compensation paid (choose one):

       (a)[ ] During each payroll period.

       (b)[ ] During the Plan Year (or, if 9.1(b)(2) is elected above, during the portion of the Plan Year during which the Participant was eligible to participate in the Plan).

   Note: Safe Harbor Nonelective Contributions must be calculated on the basis of Total Compensation paid during the Plan Year (or, if 9.1(b)(2) is elected above, during that portion of the Plan Year during which the Participant was eligible to participate in the Plan).

10. Vesting and Forfeitures.

      10.1 Vesting of Certain Employer Contribution Accounts. (Plan Section 7.2)

           All Participant contribution subaccounts are 100% vested. Safe Harbor Matching Contribution and Safe Harbor Nonelective Contribution subaccounts are immediately 100% vested.

           Matching Contribution (including ACP Test Only Safe Harbor Matching Contribution) and Discretionary Profit Sharing Contribution subaccounts are vested in accordance with the following schedule. (Complete (a), (b) or (c)) If no schedule below is selected, a Participant shall be immediately 100% vested in all portions of his Account.

                                                                 Discretionary
                                                Matching        Profit Sharing
                                               Contributions     Contributions

           (a) 100% full and immediate              [ ]               [ ]
           (b) 5-year cliff (or graded)             [ ]               [ ]
               after 1 Year of Vesting Service         %                 %
               after 2 Years of Vesting Service        %                 %
               after 3 Years of Vesting Service        %                 %
               after 4 Years of Vesting Service        %                 %
               after 5 Years of Vesting Service     100%              100%


(c)  7-year graded                                                  [X]     [X]
     after 1 Year of Vesting Service                                20%      20%
     after 2 Years of Vesting Service                               40%      40%
     (must be at least 20%) after 3 Years of Vesting Service        60%      60%
     (must be at least 40%) after 4 Years of Vesting Service        80%      80%
     (must be at least 60%) after 5 Years of Vesting Service       100%     100%
     (must be at least 80%) after 6 Years of Vesting Service       100%     100%
     after 7 Years of Vesting Service                              100%     100%

Note: For purposes of vesting, Matching Contributions includes ACP Test Only
      Safe Harbor Matching Contributions.

10.2 Forfeitures. Forfeitures shall be allocated in accordance with the provisions of Section 5.5 of the Plan. To the extent provided in such Section, forfeitures of unvested Employer Contributions shall be (choose
     (a) or (b)):

     (a)[X] used to reduce Matching Contributions and/or Safe Harbor Contributions.

     (b)[ ] allocated among other Participants in accordance with the provisions of Section 5.5(f) of the Plan.

11. Loans. (Plan Article VIII)

     11.1 [ ] will not be permitted.

     11.2 [X] will be permitted up to 50% (not more than 50%) of the Participant's vested account balance.

12. In-Service Withdrawals.

     12.1 Hardship Distributions (Plan Section 9.3)

          (a)  Hardship distributions

               (1)[ ] will not be permitted.

               (2)[X] will be permitted.

          (b)  Hardship distributions may be made from

               (1)[ ] Elective Deferral subaccounts only.

               (2)[X] Elective Deferral, vested Employer Matching Contribution and vested Discretionary Profit Sharing Contribution subaccounts.

Note: Hardship distributions of Qualified Non-Elective Contribution, Qualified
      Matching Contribution and Safe Harbor Contribution subaccounts are not allowed. For purposes of vesting, Matching Contributions includes ACP Test Only Safe Harbor Matching Contributions.

     12.2 Age 59 1/2. In-service distributions after age 59 1/2(Plan Section
          9.4)

          (a) [X] will not be permitted.

          (b) [ ] will be permitted.

     12.3 Retirement Age. In-service distributions to Participants who have reached Early or Normal Retirement Age (Plan Section 9.2)

     (a)[ ] shall not be permitted except to the extent hardship and/or age 59 1/2 in-service distributions are elected above.

     (b)[X] shall be permitted on and after the date the Participant has reached age 65.0 (not less than 59 1/2).

13.  Benefits.

     A Participant shall be 100% vested in his Account if he is employed by the Employer upon reaching Normal or Early Retirement Age under the Plan.

     13.1 Normal Retirement Age. (Choose (a) or (b)) (Plan Section 1.35)

          (a) [x] The date on which a Participant reaches age ______ (not more than 65 or less than 55). If no age is indicated, Normal Retirement Age shall be 65.

          (b) [ ] The later of the date a Participant reaches age ________ (not more than 65) or the _____ (not more than 5th) anniversary of the day the Participant commenced participation in the Plan. (The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.)

     13.2 Early Retirement Age. (Choose (a) or (b)) (Plan Section 1.16)

          (a)  [x] Early retirement will not be permitted under the Plan.

          (b) [ ] The date on which a Participant reaches age ______ (not less than 55) and completes ______ Years of Vesting Service (not more than 15).

     13.3 Method of Distribution. (Plan Section 10.7)

          Subject to Article XI of the Plan, benefits under the Plan shall be paid under the following method or methods (Choose (a), (b), and/or
          (c)):

          (a)  [x] Single sum payment;

          (b)  [x] Periodic installments;

          (c)  [ ] A paid-up annuity contract.

     Note: If this is a continuation of an existing plan, you may eliminate a form of benefit previously offered only in accordance with section 411(d)(6) of the Code and the regulations thereunder.

     13.4 Required Beginning Date.

          The Plan provides that any Participant working for the Employer who reached age 70 1/2in years prior to 1997 (other than a Five Percent Owner) may elect to stop his minimum required distributions and restart distributions by the April 1 of the year after the year in which he retires from the Employer. When the Participant's benefits restart, there will be a new annuity starting date unless the following is elected (Plan Section 10.9(a)(vi)(B)(2)):

          [ ] There will not be a new annuity starting date when benefits restart after retirement.

14.  Top Heavy Provisions.

     In any Plan Year the Plan is determined to be top heavy, the following provisions shall become effective.

     14.1 Vesting. For any Plan Year in which this Plan is top heavy, the following minimum vesting schedule will automatically apply to the Plan (Choose (a), (b) or (c)) (Plan Section 12.4):

          (a)  [x]  Years of Vesting Service       Nonforfeitable Percentage
                          after 1 year               0%
                          after 2 years             20% (must be at least 20%)
                          after 3 years             40% (must be at least 40%)
                          after 4 years             60% (must be at least 60%)
                          after 5 years             80% (must be at least 80%)
                          after 6 years            100%

          (b)[ ] Years of Vesting Service          Vested Percentage

                     1 year   _____%                 ________%

                     2 years  _____%                 ________%

                     3 years 100% 100%
________________________________________________________________________________

          (c)[ ] See vesting schedule selected in Section 10 of this Adoption Agreement. (This option may be selected only if the vesting schedule(s) selected in Section 10 of this Adoption Agreement is(are) at least as rapid as one of the top-heavy vesting schedules shown in (a) and (b) above.)

          If the vesting schedule under the Plan shifts in or out of the above schedule for any Plan Year because of the Plan's top heavy status, such shift is an amendment to the vesting schedule and the election in
          Section 7.4 of the Plan applies.

     14.2 Minimum Allocation. If the Participant also participates in another qualified defined contribution plan maintained by the Employer, the required minimum allocation shall be provided (Choose (a) or (b)) (Plan Section 12.3(d)):

          (a)[X] under this Plan.

          (b)[ ] under the following qualified plan maintained by the Employer:

     ___________________________________________________________________________


15.  Allocation Limitation.

All Employers must complete Section 15.1 of this Adoption Agreement. If the Employer maintains or ever maintained another qualified plan in which any Participant in this Plan is (or was) a Participant or could become a Participant, the Employer may be required to complete Sections 15.2 and 15.3 of this Adoption Agreement. If the Employer does not maintain and never maintained any other qualified plan in which any Participant in this Plan is (or was) a Participant or could become a Participant, the Employer must check this box [X] and it need not complete Sections 15.2 and 15.3 of this Adoption Agreement.

     15.1 Annual Additions Compensation. For purposes of determining Annual Additions Limitations, Annual Additions Compensation shall be used. Annual Additions Compensation shall mean the following type of compensation paid to a Participant during the Plan Year (choose one) (Plan Section 6.1(a)):

          (a)[X] W-2 earnings (including salary deferrals).

          (b)[ ] Compensation as defined in section 415 of the Code.

          (c)[ ] Wages as defined in section 3401(a) of the Code.

     15.2 Multiple Defined Contribution Plans. If the Participant is covered under another qualified defined contribution plan maintained by the Employer other than a master or prototype plan (choose one) (Plan
          Section 6.3(g)):

          (a)[ ] The provisions of (a) through (f) of Section 6.3 of the Plan will apply as if the other plan were a master or prototype plan.

          (b)[ ] Provide below the method under which the plans will limit total Annual Additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes Employer discretion.
     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     15.3 Defined Benefit Plan. For Limitation Years beginning before January 1, 2000, if the Participant is or has ever been a Participant in a defined benefit plan maintained by the Employer, the Employer must provide below the method it will use to satisfy the limitation for defined contribution plans in section 415(c) of the Code and, for Limitation Years beginning before January 1, 2000, the 1.0 limitation of section 415(e) of the Code, in a manner that precludes Employer discretion. (Plan Section 6.4)

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________

          _________________________________________________________________


16.  Employer Securities. (Plan Sections 1.1 and 5.6) (Choose 16.1 or 16.2)

     16.1[X] The Plan does not permit investment in qualifying employer securities, within the meaning of section 407(d)(5) of ERISA.

     16.2[ ] The Plan may invest in qualifying employer securities, within the meaning of section 407(d)(5) of ERISA. Unless otherwise limited by supplement to this Adoption Agreement, Accounts may be invested in qualifying employer securities in the same manner as other allowable Investment Options under the terms of the Plan and the Trust Agreement.

17.  Plan Administration. (Plan Article XIII)

     The Administrator of the Plan shall be (Choose 17.1, 17.2, 17.3 or 17.4):

     Note: Neither T. Rowe Price Trust Company nor any of its affiliates may be appointed Plan Administrator.

     17.1 [ ] The Trustee;

     17.2 [ ] The Employer;

     17.3 [X] Retirement Plan Committee;

     17.4 [ ] Other (complete the following).

              Name: ____________________________________________________________

              Address: _________________________________________________________

     Note: If no Plan Administrator is indicated above, the Employer shall be deemed the Plan Administrator.

17.  Supplements.

     If additional space is required to specify an elective feature under the Plan or to amend the Plan, please attach additional pages as needed. Each additional page must reference the Section of the Adoption Agreement or the Plan to which the amendment applies and must be signed by the Employer and Trustee(s). In addition, each supplemental page must be numbered, and the total number of pages in the Adoption Agreement and additional pages must be indicated in the last Section of the Adoption Agreement.

18.  The Trustee(s).

     The Employer hereby appoints the following to serve as Trustee(s):

     Name: T. Rowe Price Trust Company
     ___________________________________________________________________________
     (Print or type complete legal name)

     Address:___________________________________________________________________


             ___________________________________________________________________


             _________________________________   _______________________________
             Witness                             Signature of Trustee

     Dated:___________________________   (If the Trustee is a business entity,
                                         the signa- ture must be that of an
                                         authorized individual for the business.
                                         Also, please print below the name and
                                         title of the authorized individual:

                                         ______________________________________)

     Name:______________________________________________________________________


     Address:___________________________________________________________________


             ___________________________________________________________________


             _________________________________   _______________________________
             Witness                             Signature of Trustee

     Dated:___________________________   (If the Trustee is a business entity,
                                         the signa- ture must be that of an
                                         authorized individual for the business.
                                         Also, please print below the name and
                                         title of the authorized individual:

                                         ______________________________________)


     Name:______________________________________________________________________


     Address:___________________________________________________________________


             ___________________________________________________________________


             _________________________________   _______________________________
             Witness                             Signature of Trustee

     Dated:___________________________   (If the Trustee is a business entity,
                                         the signa- ture must be that of an
                                         authorized individual for the business.
                                         Also, please print below the name and
                                         title of the authorized individual:

                                         ______________________________________)

19.  Employer Signature.

     The Employer represents that the information in this Adoption Agreement shall become effective only when approved and countersigned by the Trustee(s). The right to reject this Adoption Agreement for any reason is reserved by the Trustee(s).

     Note: The Employer may rely on an opinion letter issued by the Internal
           Revenue Service as evidence that the Plan is qualified under Code section 401 only to the extent provided in Announcement 2001-77, 2001-30 I.R.B. The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the plan and in Announcement 2001-77. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

     Employers with inquiries regarding the adoption of the prototype plan document, the sponsoring organization's intended meaning of any prototype plan document provision or the effect of the Opinion Letter should call:

               T. Rowe Price Trust Company
               100 East Pratt Street
               Baltimore, Maryland 21202
               (410) 345-4432

     This Adoption Agreement consists of a total of 27 pages, which consist of this Adoption Agreement and

     [x] If this box is checked, the Optional Supplement to this Adoption Agreement. (The Optional Supplement may be used only by an Employer retroactively restating its plan for GUST. It may not be used after the GUST restatement period.)

     [x]  If this box is checked, supplemental page(s) consisting of 1 page(s).

     Also check one of the following:

     [ ] Changes have been made to the plan document and/or trust agreement that are not included in a supplemental page.

     [x] No changes have been made to the plan document and/or trust agreement that are not included in a supplemental page.

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed by its duly authorized officers this ____ day of August, 2002.

             LTX Corporation
             -------------------------------------------------------------------
             Employer (Print or type complete legal name)



             By:
                ----------------------------------------------------------------
                Authorized Signature of Employer

                Mark J. Gallenberger, Vice President and Chief Financial Officer
                ----------------------------------------------------------------
                Name and Title (Please print or type)


                ----------------------------------------------------------------
                Date

Duplicate Signature Page

If T. Rowe Price is your Trustee, please sign and return both sets of signature pages. If T. Rowe Price is not your Trustee, please sign and return only one set of signature pages.

18.  The Trustee(s).

     The Employer hereby appoints the following to serve as Trustee(s):

            T. Rowe Price Trust Company
     Name:______________________________________________________________________
          (Print or type complete legal name)

     Address:___________________________________________________________________


             ___________________________________________________________________


             _____________________________      ________________________________
             Witness                            Signature of Trustee

     Dated:_______________________________      (If the Trustee is a business
                                                entity, the signature must be
                                                that of an authorized individual
                                                for the business. Also, please
                                                print below the name and title
                                                of the authorized individual:

                                                _______________________________)


     Name:______________________________________________________________________

     Address:___________________________________________________________________


             ___________________________________________________________________


             _____________________________      ________________________________
             Witness                            Signature of Trustee

     Dated:_______________________________      (If the Trustee is a business
                                                entity, the signature must be
                                                that of an authorized individual
                                                for the business. Also, please
                                                print below the name and title
                                                of the authorized individual:

                                                _______________________________)


     Name:______________________________________________________________________

     Address:___________________________________________________________________


             ___________________________________________________________________


             _____________________________      ________________________________
             Witness                            Signature of Trustee

     Dated:_______________________________      (If the Trustee is a business
                                                entity, the signature must be
                                                that of an authorized individual
                                                for the business. Also, please
                                                print below the name and title
                                                of the authorized individual:

                                                _______________________________)

Duplicate Signature Page

If T. Rowe Price is your Trustee, please sign and return both sets of signature pages. If T. Rowe Price is not your Trustee, please sign and return only one set of signature pages.

19.  Employer Signature.

     The Employer represents that the information in this Adoption Agreement shall become effective only when approved and countersigned by the Trustee(s). The right to reject this Adoption Agreement for any reason is reserved by the Trustee(s).

     Note: The Employer may rely on an opinion letter issued by the Internal
           Revenue Service as evidence that the Plan is qualified under Code section 401 only to the extent provided in Announcement 2001-77, 2001-30 I.R.B. The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the plan and in Announcement 2001-77. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

     Employers with inquiries regarding the adoption of the prototype plan document, the sponsoring organization's intended meaning of any prototype plan document provision or the effect of the Opinion Letter should call:

               T. Rowe Price Trust Company
               100 East Pratt Street
               Baltimore, Maryland 21202
               (410) 345-4432

     This Adoption Agreement consists of a total of 27 pages, which consist of this Adoption Agreement and

     [x] If this box is checked, the Optional Supplement to this Adoption Agreement. (The Optional Supplement may be used only by an Employer retroactively restating its plan for GUST. It may not be used after the GUST restatement period.)

     [x]  If this box is checked, supplemental page(s) consisting of 1 page(s).

     Also check one of the following:

     [ ] Changes have been made to the plan document and/or trust agreement that are not included in a supplemental page.

     [x] No changes have been made to the plan document and/or trust agreement that are not included in a supplemental page.

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed by its duly authorized officers this ____ day of August, 2002.

             LTX Corporation
             -------------------------------------------------------------------
             Employer (Print or type complete legal name)



             By:
                ----------------------------------------------------------------
                Authorized Signature of Employer

                Mark J. Gallenberger, Vice President and Chief Financial Officer
                ----------------------------------------------------------------
                Name and Title (Please print or type)


                ----------------------------------------------------------------
                Date

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

GUST TRANSITION OPTIONAL SUPPLEMENT
TO THE T. ROWE PRICE TRUST COMPANY
401(k) RETIREMENT PLAN ADOPTION AGREEMENT

(Defined Contribution Plan #001 of Basic Plan Document #03)

Instructions: Only an Employer that is retroactively restating its plan for GUST needs to complete this Optional Supplement. If the Employer needs to use this Optional Supplement to conform the plan document to the operation of the Plan, complete all applicable sections below, execute this Optional Supplement and check the first box at the end of section 19 of the Adoption Agreement.

1.  Family Aggregation

    The plan document provides that the family aggregation rules shall no longer apply in Plan Years beginning after December 31, 1996. If the Employer elects to continue to apply the family aggregation rules of sections 401(a)(17)(A) and 414(q)(6) of the Code to conform this plan document to the operation of the Plan, check the box below and describe the last Plan Year the family aggregation rules will apply (Plan Sections 1.13(f) and 1.29):

    [ ]
          ----------------------------------------------------------------------


2.  Combined Plan Limit of Code Section 415(e)

    The plan document provides that the combined plan limit of Code Section 415(e) shall no longer apply to Limitation Years beginning after December 31, 1999. If the Employer desires to continue the combined plan limit of Code Section 415(e) after the Limitation Year beginning in 1999 in order to conform this plan document to the operation of the Plan, check the box below and describe the last Limitation Year the combined plan limit will apply (Plan Section 6.4):

    [ ]
          ----------------------------------------------------------------------


    Note: The last Limitation Year designated here also will apply for purposes of section 15.3 of the Adoption Agreement, if applicable.

    Note: Family aggregation and the combined plan limit may be extended only for a limited time. They may be extended only through years beginning before the date the Employer adopts its GUST-restated plan.

3.  Hardship distributions

    The plan document provides that a hardship distribution from a Participant's Elective Deferral subaccount after December 31, 1998, shall not qualify as an eligible rollover distribution. (Plan Section 10.7(b)(i))

    [ ] By checking this box the Employer elects that a hardship distribution from a Participant's Elective Deferral subaccount in 1999 shall qualify as an eligible rollover distribution.

4.  Spousal Consent to Loans

    The plan document provides that for Plan Years beginning before January 1, 2002 (or such earlier date the Employer elects below), a Participant's spouse must consent to a loan if any part of the Participant's account balance is used for security for a loan. For Plan Years beginning on and after January 1, 2002 (or such earlier date the Employer elects below), a spouse's consent to a loan will be required only if a part of the Participant's account balance that is subject to the qualified joint and survivor annuity requirements of the Retirement Equity Act of 1984 ("REACT") is used as security for the loan. (Plan Section 8.1(b)(ii))

    If the Employer did not require spousal consent to loans (except to the extent required by REACT) at an earlier date and desires to conform this plan document to the operation of the Plan, check the applicable box below and insert the appropriate date the Plan first did not require spousal consent to loans:

    [x] Plan Years beginning on and after January 1, 1997 (no earlier than 1997 and no later than 2001).

    [ ] _______________, ______ (If the first date the Plan did not require spousal consent to loans is not on the first day of a Plan Year, insert the actual date the Plan first did not require spousal consent to loans.)

5.  ADP and ACP Nondiscrimination Testing

    For Plan Years beginning after 1996, an Employer may elect to use current year or prior year data for Non-Highly Compensated Employees in performing the ADP and ACP Tests. In order to conform this plan document with the operation of the Plan for Plan Years beginning before the Employer adopts this prototype plan for its GUST-restated plan, the Employer must complete the following (Plan Sections 3.6(a) and 3.7(a)):

    Plan Year Begins           ADP Test                   ACP Test
    ----------------           --------                   --------

       January 1    , 1997     [ ]  Current Year Data     [ ]  Current Year Data
    ----------------           [x]  Prior Year Data       [x]  Prior Year Data

       January 1    , 1998     [ ]  Current Year Data     [ ]  Current Year Data
    ----------------           [x]  Prior Year Data       [x]  Prior Year Data

       January 1    , 1999     [ ]  Current Year Data     [ ]  Current Year Data
    ----------------           [x]  Prior Year Data       [x]  Prior Year Data

       January 1    , 2000     [x]  Current Year Data     [x]  Current Year Data
    ----------------           [ ]  Prior Year Data       [ ]  Prior Year Data

       January 1    , 2001     [ ]  Current Year Data     [ ]  Current Year Data
    ----------------           [x]  Prior Year Data       [x]  Prior Year Data

       January 1    , 2002     [ ]  Current Year Data     [ ]  Current Year Data
    ----------------           [x]  Prior Year Data       [x]  Prior Year Data


    Note: The Plan must use the same testing method for both the ADP Test and the ACP Test in any Plan Year beginning on or after the date the Employer adopts its GUST-restated prototype plan.

6.  Calendar Year Calculation Election

    [ ] By checking this box, for the Plan Year beginning in 1997, the Employer makes the election to use the calendar year ending with or within the determination year to determine whether an Employee is a Highly Compensated Employee in the look-back year. (Plan Section 1.29)

    IN WITNESS WHEREOF, the Employer has caused this Optional Supplement to the Adoption Agreement to be executed by its duly authorized officer this ___ day of August, 2002.


                LTX Corporation
                ----------------------------------------------------------------
                Name of Employer (Please print)



                By:
                ----------------------------------------------------------------
                Authorized Signature for Employer


                Mark J. Gallenberger, Vice President and Chief Financial Officer
                ----------------------------------------------------------------
                Name and Title (Please print)

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

EGTRRA ADOPTION AGREEMENT
FOR THE 401(k) RETIREMENT PLAN
SPONSORED BY T. ROWE PRICE TRUST COMPANY

This EGTRRA Adoption Agreement is intended to be adopted with the T. Rowe Price Trust Company 401(k) Retirement Plan Adoption Agreement for basic plan document #03, which is a prototype profit sharing plan with a cash or deferred arrangement, sponsored by T. Rowe Price Trust Company.

I.   Minimum Top-Heavy Benefits for Employees Also Covered Under Another Plan:

     The employer should describe below the extent, if any, to which the top-heavy minimum benefit requirement of section 416(c) of the Code shall be met in another plan. This should include the name of the other plan, the minimum benefit that will be provided under such other plan and the employees who will receive the minimum benefit under such other plan. (Plan
     Article XII and EGTRRA Amendment Article IV)


     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


II.  VESTING OF EMPLOYER MATCHING CONTRIBUTIONS

     Note: An employer must complete this Article II even if the vesting schedule for employer matching contributions is already at least as rapid as one of the vesting schedules shown below. (EGTRRA Amendment Article V)

     A. Vesting Schedule for Employer Matching Contributions. (choose one and complete any blanks under "Nonforfeitable Percentage" in the option you select):

             Note: The selected vesting schedule will apply to all participants, regardless of whether they have an hour of service after 2001, and will apply to all matching contributions, regardless of when they were made.

             [ ] Option 1. A participant's accrued benefit derived from employer matching contributions shall be fully and immediately vested.

             [ ] Option 2. A participant's accrued benefit derived from employer matching contributions shall vest according to the following schedule:

                      Years of Vesting Service       Nonforfeitable Percentage

                            after 1 year                     _______%
                            after 2 years                    _______%
                            after 3 years                        100%


             [x] Option 3. A participant's accrued benefit derived from employer matching contributions shall vest according to the following schedule:

                      Years of Vesting Service       Nonforfeitable Percentage
                            after 1 year              20%
                            after 2 years             40% (must be at least 20%)
                            after 3 years             60% (must be at least 40%)
                            after 4 years             80% (must be at least 60%)
                            after 5 years            100% (must be at least 80%)
                            after 6 years            100%

      B.   Vesting Schedule for Other Employer Contributions.

           Check the following option if the vesting schedule selected in A above will apply to all employer contributions in the same manner the vesting schedule selected in A applies to employer matching contributions.

           [x] The vesting schedule selected in A above will apply to all employer contributions.

III.  Rollovers From Other Plans (EGTRRA Amendment Article VII)

      A.   Rollovers. (Choose one)

           [ ] 1. The plan does not accept any type of rollover. (If this option is selected, skip to B below.)

           [x] 2. The plan will accept participant rollover contributions and/or direct rollovers of distributions made after December 31, 2001, from the types of plans specified below beginning on the effective date specified in B, below. (Complete a, b and c below)

           a. Direct Rollovers. (rollovers made directly from another plan) (Choose i or ii)

                [ ]  i.  No, the plan will not accept a direct rollover
                         of an eligible rollover distribution from any type of plan.

                [x] ii. Yes, the plan will accept a direct rollover of an eligible rollover distribution from (check each one that applies):

                         [ ] a qualified plan described in section 401(a) or 403(a) of the Code, including after-tax employee contributions.

                         [x] a qualified plan described in section 401(a) or 403(a) of the Code, excluding after-tax employee contributions.

                         [ ] an annuity contract described in section 403(b) of the Code, excluding after-tax employee contributions.

                         [x] an eligible plan under section 457(b) of the Code which is maintained by a state, a political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

           b. Indirect Rollovers. (participant rollover contributions from other plans) (choose i or ii)

                [x]  i.  No, the plan will not accept a participant indirect rollover contribution of an eligible rollover distribution from any type of plan.

                [ ] ii. Yes, the plan will accept a participant indirect rollover contribution of an eligible rollover distribution from (check each one that applies):

                         [ ] a qualified plan described in section 401(a) or 403(a) of the Code.

                         [ ] an annuity contract described in section 403(b) of the Code.

                         [ ] an eligible plan under section 457(b) of the Code which is maintained by a state, a political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

                Note: Under EGTRRA, indirect rollovers from a plan cannot include after-tax employee contributions.

           c.   Participant Rollover Contributions from Traditional IRAs.

                The plan (choose one):

                [ ] will

                [x] will not
               accept a participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income.

               Note: Under EGTRRA, contributory and conduit Traditional IRAs may be rolled over to a qualified 401(a) plan; however, nondeductible contributions and after-tax contributions in a Traditional IRA are not eligible for rollover to a qualified 401(a) plan.

     B. Effective Date of Rollover Provision. The foregoing rollover election(s) shall be effective 01/01/2002 (enter a date no earlier than January 1, 2002).

IV.  CATCH-UP CONTRIBUTIONS (EGTRRA Amendment Article IX)

     A.   Eligibility to Make Catch-Up Contributions. (Choose one)

          [x]  Catch-up contributions shall not be permitted.

          [ ]  Catch-up contributions shall be permitted after
               ____________________ (insert a date no earlier than December 31, 2001).

     B. Catch-Up Contributions and Matching Contributions. Complete this section B only if catch-up contributions are permitted

          In determining the amount of a participant's employer matching contributions (choose one),

          [ ]  Catch-up contributions shall be counted.

          [ ]  Catch-up contributions shall not be counted.

V. Distributions Upon Severance From Employment (EGTRRA Amendment Article XI) (Choose one)

     [ ] The plan will not permit distributions upon a severance from employment.

     [x] The plan will permit distributions upon a severance from employment regardless of when the severance from employment occurred.

     This EGTRRA Adoption Agreement consists of ___ pages, which consist of this EGTRRA Adoption Agreement and

     [ ] If this box is checked, supplemental page(s) consisting of ___ page(s).

IN WITNESS WHEREOF, the Employer has caused this EGTRRA Adoption Agreement to be executed by its duly authorized officers this _____ day of August, 2002.



            LTX Corporation
            ----------------------------------------------------------------
            (Print Name of Employer)


            By:
                ------------------------------------------------------------
                Authorized Signature for Employer


                Mark J. Gallenberger, Vice President and Chief Financial Officer
                ----------------------------------------------------------------
                Name and Title (please print)

                               Supplemental Page
                       TO THE T. ROWE PRICE TRUST COMPANY
                   401(k) RETIREMENT PLAN ADOPTION AGREEMENT

1. Effective January 1, 2002, under Section 12.2 of the Adoption Agreement in-service distributions after age (Plan Section 9.4) will be permitted and
     Section 12.2 is amended to provide that the box opposite Section 12.2(b) is checked and the box opposite Section 12.2(a) is not checked.

2. Effective January 1, 1997, a Participant may elect to defer an amount up to 15% of his or her compensation paid during a pay period.

3. Effective November 1, 2002, under Section 6.1(b) of the Adoption Agreement, a Participant may elect to defer an amount up to 20% of his or her compensation paid during a pay period.

4. Effective January 1, 1997, as provided in Section 4.2 of the Adoption Agreement, the Entry Dates shall be the date on which the eligibility requirements of the Plan are met.

5. Effective January 1, 2002, hardship withdrawals shall not be limited to 80% of a participant's account and shall be subject to the terms of the Adoption Agreement and the prototype plan.

IN WITNESS WHEREOF, the Employer has caused this Supplemental Page to be executed by its duly authorized officers this __ day of August, 2002.


              LTX Corporation

              By:
                  --------------------------------------------------------------
                                (Authorized Signature of Employer)

                  Mark J. Gallenberger, Vice President & Chief Financial Officer
                  --------------------------------------------------------------
                  Name and Title (Please print or type)

                  --------------------------------------------------------------
                  Date


The Employer hereby appoints the following to serve as Trustee(s):


              Name:    T. Rowe Price Trust Company
                       ---------------------------------------------------------
              Address:
                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                       ----------------------------   --------------------------
                       Witness                        Signature of Trustee


              Dated:
                       ----------------------------   (If the Trustee is a
                                                      business entity, The
                                                      signature must be that of
                                                      an Authorized individual
                                                      for the business. Also,
                                                      please print below the
                                                      name and Title of the
                                                      authorized individual.)
                                                      --------------------------

                          T. ROWE PRICE TRUST COMPANY
                                PROTOTYPE 401(k)
                                 RETIREMENT PLAN

TABLE OF CONTENTS
PLAN DOCUMENTS

ARTICLE  I - DEFINITIONS ...................................................  34
               1.1      ACCOUNT ............................................  34
               1.2      ACP TEST ONLY SAFE HARBOR MATCHING CONTRIBUTIONS ...  35
               1.3      ACP TEST ...........................................  35
               1.4      ADMINISTRATOR OR PLAN ADMINISTRATOR ................  35
               1.5      ADOPTION AGREEMENT .................................  35
               1.6      ADP TEST ...........................................  35
               1.7      AFFILIATED EMPLOYER ................................  35
               1.8      ANNUAL ADDITIONS ...................................  35
               1.9      BENEFITING .........................................  36
               1.10     BENEFICIARY ........................................  36
               1.11     BREAKS IN SERVICE ..................................  36
               1.12     CODE ...............................................  36
               1.13     COMPENSATION .......................................  36
               1.14     CURRENT YEAR TESTING ...............................  37
               1.15     DISCRETIONARY PROFIT SHARING .......................  37
               1.16     EARLY RETIREMENT AGE ...............................  37
               1.17     EARNED INCOME ......................................  37
               1.18     EFFECTIVE DATE .....................................  37
               1.19     ELAPSED TIME .......................................  37
               1.20     ELECTIVE DEFERRALS .................................  38
               1.21     EMPLOYEE ...........................................  38
               1.22     EMPLOYEE AFTER-TAX CONTRIBUTIONS ...................  38
               1.23     EMPLOYER ...........................................  38
               1.24     EMPLOYER CONTRIBUTION ACCOUNTS .....................  39
               1.25     ENTRY DATE .........................................  39
               1.26     ERISA ..............................................  39
               1.27     FAMILY MEMBER ......................................  39
               1.28     FIVE PERCENT OWNER .................................  39
               1.29     HIGHLY COMPENSATED EMPLOYEE ........................  39
               1.30     HOUR OF SERVICE ....................................  39
               1.31     INVESTMENT OPTIONS .................................  40
               1.32     LEASED EMPLOYEE ....................................  40
               1.33     MATCHING CONTRIBUTIONS .............................  41
               1.34     NON-HIGHLY COMPENSATED EMPLOYEE ....................  41
               1.35     NORMAL RETIREMENT AGE ..............................  41
               1.36     OPTIONAL SUPPLEMENT ................................  41
               1.37     OWNER-EMPLOYEE .....................................  41
               1.38     PARTICIPANT ........................................  41
               1.39     PARTICIPANT-DIRECTED TRANSFER ......................  41
               1.40     PLAN ...............................................  41
               1.41     PLAN YEAR ..........................................  41
               1.42     QUALIFIED MATCHING CONTRIBUTIONS ...................  41
               1.43     QUALIFIED NONELECTIVE CONTRIBUTIONS ................  41
               1.44     RETIREMENT .........................................  41
               1.45     ROLLOVER CONTRIBUTIONS .............................  41
               1.46     SAFE HARBOR CONTRIBUTIONS ..........................  41
               1.47     SAFE HARBOR MATCHING CONTRIBUTIONS .................  41
               1.48     SAFE HARBOR NONELECTIVE CONTRIBUTIONS ..............  41
               1.49     SECTION 415 COMPENSATION ...........................  42
               1.50     SELF-EMPLOYED INDIVIDUAL ...........................  42
               1.51     SPONSOR ............................................  42

               1.52     TOTAL COMPENSATION ....................................... 42
               1.53     TOTAL AND PERMANENT DISABILITY ........................... 42
               1.54     TRUST OR TRUST FUND ...................................... 43
               1.55     TRUST AGREEMENT .......................................... 43
               1.56     TRUSTEE .................................................. 43
               1.57     VALUATION DATE ........................................... 43
               1.58     YEAR OF ELIGIBILITY SERVICE .............................. 43
               1.59     YEAR OF VESTING SERVICE .................................. 43

ARTICLE  II - ELIGIBILITY AND PARTICIPATION ...................................... 43
               2.1      ACTIVE PARTICIPATION ..................................... 43
               2.2      EXCLUSION OF CERTAIN EMPLOYEES ........................... 43
               2.3      PREDECESSOR EMPLOYERS .................................... 44
               2.4      RE-EMPLOYMENT ............................................ 44

ARTICLE  III - CONTRIBUTIONS ..................................................... 44
               3.1      DEFINITIONS .............................................. 44
               3.2      EMPLOYEE CONTRIBUTIONS ................................... 46
               3.3      EMPLOYER CONTRIBUTIONS ................................... 47
               3.4      CONTRIBUTION LIMITATION .................................. 47
               3.5      EXCESS ELECTIVE DEFERRALS ................................ 48
               3.6      ACTUAL DEFERRAL PERCENTAGE TEST .......................... 48
               3.7      AVERAGE CONTRIBUTION PERCENTAGE TEST ..................... 50
               3.8      MULTIPLE USE TEST ........................................ 51
               3.9      PREVENTION OR CURE OF ADP TEST FAILURES .................. 52
               3.10     PREVENTION OR CURE OF ACP TEST FAILURES .................. 52
               3.11     DISTRIBUTION OF EXCESS CONTRIBUTIONS TO CURE ADP TEST
                        FAILURE .................................................. 52
               3.12     QUALIFIED NONELECTIVE CONTRIBUTIONS TO PREVENT OR
                        CURE ADP AND/OR ACP TEST FAILURE ......................... 53
               3.13     QUALIFIED MATCHING CONTRIBUTION TO PREVENT OR CURE ADP
                        AND/OR ACP TEST FAILURE .................................. 53
               3.14     RECHARACTERIZATION OF EXCESS CONTRIBUTION TO CURE ADP
                        TEST FAILURE ............................................. 54
               3.15     SAFE HARBOR NONELECTIVE CONTRIBUTION TO PREVENT ADP
                        TEST FAILURE ............................................. 54
               3.16     ELECTIVE DEFERRALS TO CURE ACP TEST FAILURE .............. 54
               3.17     FORFEITURE AND/OR DISTRIBUTION OF EXCESS AGGREGATE
                        CONTRIBUTIONS TO CURE ACP TEST FAILURE ................... 54

ARTICLE  IV - SAFE HARBOR CODA ................................................... 55
               4.1      RULES OF APPLICATION ..................................... 55
               4.2      SAFE HARBOR CONTRIBUTIONS ................................ 55
               4.3      NOTICE REQUIREMENT ....................................... 55
               4.4      SPECIAL RULE ............................................. 56

ARTICLE  V - ALLOCATION OF FUNDS ................................................. 56
               5.1      ALLOCATION OF DISCRETIONARY PROFIT SHARING CONTRIBUTIONS . 56
               5.2      ALLOCATION OF NET EARNINGS OR LOSSES OF THE TRUST ........ 57
               5.3      VALUATIONS ............................................... 57
               5.4      ACCOUNTING FOR DISTRIBUTIONS ............................. 57
               5.5      ALLOCATION OF FORFEITURES ................................ 57
               5.6      INVESTMENT OF FUNDS ...................................... 58

                                       31

ARTICLE  VI - LIMITATION ON ALLOCATIONS ..................................... 58
               6.1      DEFINITIONS ......................................... 58
               6.2      PARTICIPANTS NOT COVERED UNDER OTHER PLANS .......... 60
               6.3      PARTICIPANTS COVERED UNDER OTHER DEFINED
                        CONTRIBUTION PLANS .................................. 61
               6.4      PARTICIPANTS COVERED UNDER BOTH DEFINED BENEFIT
                        AND DEFINED CONTRIBUTION PLANS ...................... 62

ARTICLE  VII - VESTING ...................................................... 62
               7.1 EMPLOYEE AFTER-TAX CONTRIBUTION, ELECTIVE DEFERRAL, ROLLOVER CONTRIBUTION, PARTICIPANT-DIRECTED TRANSFER, QUALIFIED NONELECTIVE CONTRIBUTION, QUALIFIED MATCHING CONTRIBUTION, SAFE HARBOR MATCHING CONTRIBUTION AND
                        SAFE HARBOR NONELECTIVE CONTRIBUTION SUBACCOUNTS .... 62
               7.2 MATCHING CONTRIBUTION, DISCRETIONARY PROFIT SHARING CONTRIBUTION AND ACP TEST ONLY SAFE HARBOR MATCHING
                        CONTRIBUTION SUBACCOUNTS ............................ 62
               7.3      DETERMINATION OF YEARS OF VESTING SERVICE ........... 63
               7.4      AMENDMENTS TO VESTING SCHEDULE ...................... 64
               7.5      FORFEITURE OF NONVESTED AMOUNTS ..................... 64
               7.6      REINSTATEMENT OF BENEFIT ............................ 65

ARTICLE  VIII - LOANS ....................................................... 65
               8.1      GENERAL PROVISIONS .................................. 65
               8.2      AMOUNT OF LOAN ...................................... 65
               8.3      MANNER OF MAKING LOANS .............................. 66
               8.4      TERM OF LOAN ........................................ 66
               8.5      SECURITY FOR LOAN ................................... 66
               8.6      SEGREGATED INVESTMENT ............................... 66
               8.7      REPAYMENT OF LOAN ................................... 66
               8.8      DEFAULT ON LOAN ..................................... 66

ARTICLE  IX - IN-SERVICE WITHDRAWALS ........................................ 66
               9.1      WITHDRAWAL OF EMPLOYEE AFTER-TAX CONTRIBUTIONS,
                        ROLLOVER CONTRIBUTIONS AND TRANSFER CONTRIBUTIONS ... 66
               9.2      WITHDRAWAL AFTER ATTAINMENT OF EARLY OR NORMAL
                        RETIREMENT AGE ...................................... 67
               9.3      HARDSHIP WITHDRAWALS ................................ 67
               9.4      AGE 59 1/2WITHDRAWALS ............................... 67
               9.5      MANNER OF MAKING WITHDRAWALS ........................ 67
               9.6      LIMITATIONS ON WITHDRAWALS .......................... 68
               9.7      SPECIAL CIRCUMSTANCES ............................... 68

ARTICLE  X - DISTRIBUTION PROVISIONS ........................................ 68
               10.1     RETIREMENT DISTRIBUTIONS ............................ 68
               10.2     DEATH BENEFITS ...................................... 68
               10.3     TOTAL AND PERMANENT DISABILITY BENEFITS ............. 70
               10.4     TERMINATION OF EMPLOYMENT PRIOR TO RETIREMENT, DEATH
                        OR TOTAL AND PERMANENT DISABILITY ................... 70
               10.5     COMMENCEMENT OF LIFETIME DISTRIBUTIONS .............. 70
               10.6     COMMENCEMENT OF DEATH BENEFITS ...................... 71
               10.7     METHODS OF DISTRIBUTIONS ............................ 72
               10.8     MISSING PARTICIPANTS AND BENEFICIARIES .............. 73
               10.9     MINIMUM REQUIRED DISTRIBUTIONS ...................... 73

ARTICLE  XI - JOINT AND SURVIVOR ANNUITY REQUIREMENTS ............................ 76
               11.1     APPLICABILITY ............................................ 76
               11.2     DEFINITIONS .............................................. 76
               11.3     QUALIFIED JOINT AND SURVIVOR ANNUITY ..................... 77
               11.4     QUALIFIED PRERETIREMENT SURVIVOR ANNUITY ................. 77
               11.5     NOTICE REQUIREMENT ....................................... 77
               11.6     SPECIAL RULE FOR PROFIT SHARING PLANS .................... 79
               11.7     TRANSITIONAL RULES ....................................... 79

ARTICLE  XII - TOP HEAVY PROVISIONS .............................................. 80
               12.1     APPLICABILITY ............................................ 80
               12.2     DEFINITIONS .............................................. 80
               12.3     MINIMUM ALLOCATION ....................................... 82
               12.4     VESTING .................................................. 83

ARTICLE  XIII - ADMINISTRATION OF PLAN ........................................... 83
               13.1     DUTIES AND RESPONSIBILITY OF FIDUCIARIES; ALLOCATION OF
                        FIDUCIARY RESPONSIBILITY ................................. 83
               13.2     POWERS AND RESPONSIBILITIES OF THE PLAN ADMINISTRATOR .... 83
               13.3     ALLOCATION OF DUTIES AND RESPONSIBILITIES ................ 84
               13.4     APPOINTMENT OF THE PLAN ADMINISTRATOR .................... 84
               13.5     EXPENSES ................................................. 84
               13.6     LIABILITIES .............................................. 84
               13.7     CLAIMS PROCEDURE ......................................... 84

ARTICLE  XIV - AMENDMENT, TERMINATION AND MERGER ................................. 85
               14.1     AMENDMENT ................................................ 85
               14.2     PLAN TERMINATION; DISCONTINUANCE OF EMPLOYER
                        CONTRIBUTIONS ............................................ 86
               14.3     SUCCESSOR EMPLOYER ....................................... 86
               14.4     MERGER, CONSOLIDATION OR TRANSFER ........................ 86

ARTICLE  XV - MISCELLANEOUS PROVISIONS ........................................... 86
               15.1     EXCLUSIVE BENEFIT OF PARTICIPANTS AND BENEFICIARIES ...... 86
               15.2     NONGUARANTEE OF EMPLOYMENT ............................... 87
               15.3     RIGHTS TO TRUST ASSETS ................................... 87
               15.4     NONALIENATION OF BENEFITS ................................ 87
               15.5     GENDER ................................................... 87
               15.6     TITLES AND HEADINGS ...................................... 87
               15.7     FAILURE OF EMPLOYER'S PLAN TO QUALIFY .................... 87
               15.8     COMPLIANCE WITH LAWS, RULES AND REGULATIONS .............. 87
               15.9     MILITARY SERVICE ......................................... 87

                                       33

T. ROWE PRICE TRUST COMPANY
PROTOTYPE 401(k) RETIREMENT PLAN
DOCUMENT

This is an amendment and restatement of the T. Rowe Price Trust Company basic plan document #03 profit sharing plan with a cash or deferred arrangement. This amendment and restatement incorporates the provisions of the Uruguay Round Agreements Act ("GATT"), the Uniformed Services Employment and Re-employment Rights Act of 1994 ("USERRA"), the Small Business Job Protection Act of 1996 ("SBJPA"), the Taxpayer Relief Act of 1997 ("TRA `97") and the Internal Revenue Service Restructuring and Reform Act of 1998 ("IRSRRA"), these acts collectively being referred to as "GUST." (Prior to this amendment and restatement, this document was T. Rowe Price Trust Company basic plan document #01.)

ARTICLE I - DEFINITIONS

         1.1 Account. A separate Account with the following subaccounts shall be established and maintained for each Participant:

              (a) ACP Test Only Safe Harbor Matching Contributions. An ACP Test Only Safe Harbor Matching Contribution subaccount to which shall be credited (or debited, as the case may be) (i) ACP Test Only Safe Harbor Matching Contributions made to the Plan on behalf of the Participant; (ii) the allocable expenses and net earnings or net losses on the investment of the assets of the sub-account; and (iii) distributions from such subaccount.

              (b) Discretionary Profit Sharing Contributions. A Discretionary Profit Sharing Contribution subac-count to which shall be credited (or debited, as the case may be) (i) the Participant's share of Discretionary Profit Sharing Contributions allocated under Section 5.1(b); (ii) the allocable expenses and net earnings or net losses on the investment of the assets of such subaccount; and (iii) distributions from such subaccount.

              (c) Elective Deferrals. An Elective Deferral subaccount to which shall be credited (or debited, as the case may be) (i) the Participant's Elective Deferrals made under this Plan; (ii) the allocable expenses and net earnings or net losses on the investment of the assets of the subaccount; and (iii) distributions from such subaccount.

              (d) Employee After-Tax Contributions. A nondeductible voluntary contribution subaccount to which shall be credited (or debited, as the case may be) (i) Employee After-Tax Contributions made by the Participant to the Plan; (ii) the allocable expenses and net earnings or net losses on the investment of the assets of such subaccount; and (iii) distributions from such subaccount.

              (e) Matching Contributions. A Matching Contribution subaccount to which shall be credited (or debited, as the case may be) (i) Matching Contributions made by the Employer to the Plan on behalf of the Participant; (ii) the allocable expenses and net earnings or net losses on the investment of the assets of such subaccount; and (iii) distributions from such subaccount.

              (f) Qualified Matching Contributions. A Qualified Matching Contribution subaccount to which shall be credited (or debited, as the case may be) (i) Qualified Matching Contributions made to the Plan on behalf of the Participant;
                   (ii) the allocable expenses and net earnings or net losses on the investment of assets in such subaccount; and (iii) distributions from such subaccount.

              (g) Qualified Nonelective Contributions. A Qualified Nonelective Contribution subaccount to which shall be credited (or debited, as the case may be) (i) Qualified Nonelective Contributions made to the Plan on behalf of the Participant;
                   (ii) the allocable expenses and net earnings or net losses on the investment of the assets of the subaccount; and (iii) distributions from such subaccount.

              (h) Participant-Directed Transfers. A Participant-Directed Transfer subaccount to which shall be credited (or debited, as the case may be) (i) plan-to-plan transfers made at the request and on behalf of the Participant to the Plan; (ii) the allocable expenses and net earnings or net losses on the investment of the assets of the subaccount; and (iii) distributions from such subaccount.

              (i) Rollover Contributions. A Rollover Contribution subaccount to which shall be credited (or debited, as the case may be) (i) Rollover Contributions made by the Participant to the Plan;
                   (ii) the allocable expenses and net earnings or net losses on the investment of the assets of such subac-count; and (iii) distributions from such subaccount.

              (j) Safe Harbor Matching Contributions. A Safe Harbor Matching Contribution subaccount to which shall be credited (or debited, as the case may be) (i) Safe Harbor Matching Contributions made to the Plan on behalf of the Participant;
                   (ii) the allocable expenses and net earnings or net losses on the investment of the assets of such subaccount; and (iii) distributions from such subaccount.

              (k) Safe Harbor Nonelective Contributions. A Safe Harbor Nonelective Contribution subaccount to which shall be credited (or debited, as the case may be) (i) Safe Harbor Nonelective Contributions made to the Plan on behalf of the Participant; (ii) the allocable expenses and net earnings or net losses on the investment of the assets of the subaccount; and (iii) distributions from such subaccount.

              The Plan Administrator may also establish such other Accounts, subaccounts and segregated accounts as may be necessary to properly account for Plan assets.

         1.2 ACP Test Only Safe Harbor Matching Contributions. Contributions made by the Employer to the Plan and Trust as described in Section
              4.2 and in Section 9.2(b)(2) of the Adoption Agreement.

         1.3  ACP Test. The average contribution percentage test described in
              Section 3.7.

         1.4 Administrator or Plan Administrator. The person, persons or entity designated by the Employer in the Adoption Agreement to administer and operate the Plan within the meaning of section 3(16)(A) of ERISA. If no such designation is made, the Employer shall be the Plan Administrator.

         1.5 Adoption Agreement. The document executed by the Employer and the Trustee(s) by which the Employer adopts this Plan and the Trust Agreement forming a part thereof and wherein the Employer selects from the options contained therein certain provisions relating to the operation of the Plan. The Adoption Agreement shall be incorporated into and deemed a part of the Plan and the Trust Agreement.

         1.6 ADP Test. The actual deferral percentage test described in Section 3.6.

         1.7 Affiliated Employer. The Employer and any trade or business which is a member of a controlled group of corporations (as defined in section 414(b) of the Code) which includes the Employer, any trade or business (whether or not incorporated) which is under common control (as defined in section 414(c) of the Code) with the Employer, any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in section 414(m) of the Code) which includes the Employer, and any other entity required to be aggregated with the Employer pursuant to regulations under section 414(o) of the Code.

         1.8 Annual Additions. Annual Additions for a Plan Year shall mean the sum of:

              (a)  Employer contributions;

              (b)  Employee contributions;

              (c)  Forfeitures;

              (d) Amounts allocated, after March 31, 1984, to an individual medical benefit account, as defined in section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer, are treated as Annual Additions to a defined contribution plan. Also amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a key employee, as defined in section 419A(d)(3) of the Code, or under a welfare benefit fund, as defined in section 419(e) of the Code, maintained by the Employer are treated as Annual Additions to a defined contribution plan; and

              (e)  Allocations under a simplified employee pension.

              For this purpose, any excess amount applied under Section 6.2 or
              6.3 in the Plan Year to reduce Employer contributions will be considered Annual Additions for such Plan Year.

         1.9 Benefiting. A Participant is treated as benefiting under the Plan for any Plan Year during which the Participant received or is deemed to receive an allocation in accordance with Section 1.410(b)-3(a).

         1.10 Beneficiary. The person or persons so designated by the Participant to receive his benefits under the Plan in the event of his death, or if the Participant fails to make such a designation or the designated person(s) fail to survive the Participant, the person(s) determined in accordance with Section 10.2(c).

         1.11 Break in Service. A Break in Service shall be a Plan Year in which an Employee fails to complete more than 500 Hours of Service with the Employer; except that for purposes of determining Years of Eligibility Service, a Break in Service shall be the 12-consecutive month period designated by the Employer in the Adoption Agreement for determining Years of Eligibility Service during which an Employee fails to complete more than 500 Hours of Service. If the Employer elects the Elapsed Time method of calculating service, a Break in Service shall be determined as described in the definition of Elapsed Time.

         1.12 Code. The Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

         1.13 Compensation.

              (a) Subject to the following provisions of this Section, Compensation shall mean one of the following, as elected by the Employer in the Adoption Agreement, paid during the period elected by the Employer in the Adoption Agreement:

                   (i) W-2 Earnings - Compensation is defined as wages within the meaning of section 3401(a) of the Code and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under sections 6041(d), 6051(a)(3) and 6052 of the
                          Code.Compensation must be determined without regard to any rules under section 3401(a) of the Code that limit the remuneration included in wages based on the nature or location of employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the Code). Unless elected otherwise by the Employer in the Adoption Agreement, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under section 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code, and,
                          for years beginning after December 31, 2000, elective amounts that are not includible in the gross income of the Employee under section 132(f)(4) of the Code.

                   (ii)   Section 415 Compensation as defined in Section 1.49.

                   (iii) Section 3401(a) wages - Compensation is defined as wages within the meaning of section 3401(a) of the Code for purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exemption for agricultural labor in section 3401(a)(2) of the Code).

              (b) Notwithstanding the foregoing provisions of subsection (a), Compensation shall not include such amounts as the Employer may elect to exclude in the Adoption Agreement.

              (c) For any Self-Employed Individual covered under the Plan, Compensation will mean Earned Income.

              (d) Compensation shall include only that compensation which is actually paid to the Participant during the Plan Year.

              (e) For Plan Years beginning on and after January 1, 1989, and before January 1, 1994, the annual Compensation of each Participant taken into account under the Plan for any Plan Year shall not exceed $200,000, as adjusted by the Secretary of Treasury at the same time and in the same manner as under section 415(d) of the Code.

              (f) For Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA `93 annual compensation limit. The OBRA `93 annual compensation limit is $200,000 as adjusted by the Commissioner of the Internal Revenue Service for increases in the cost of living in accordance with section 401(a)(17)(B)
              of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA `93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12. If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the then current Plan Year, the Compensation for that prior determination period is subject to the OBRA `93 annual compensation limit in effect for that prior determination period. For this purpose, in determining allocations in Plan Years beginning on or after January 1, 1989, the OBRA `93 annual compensation limit is $200,000. In addition, in determining allocations in Plan Years beginning on or after January 1, 1994, the OBRA `93 annual compensation limit is $150,000, as adjusted.

              In determining the Compensation of a Participant for purposes of this limitation, the rules of section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules, the applicable annual compensation limitation is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level if this Plan provides for permitted disparity) the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation. This subsection shall be effective in Plan Years beginning after December 31, 1988, and before January 1, 1997, unless the Employer elects a later year than 1997 in the Optional Supplement.

         1.14 Current Year Testing. Application of the ADP and ACP Tests using the current year's ADP and ACP, respectively, of Participants who are Highly Compensated Employees with the current year's ADP and ACP, respectively, of Participants who are Non-Highly Compensated Employees.

         1.15 Discretionary Profit Sharing Contributions. Contributions of the Employer to the Plan and Trust as described in Section 3.3(b) and the Adoption Agreement.

         1.16 Early Retirement Age. If the Employer elects in the Adoption Agreement, the date on which a Participant satisfies the age and/or service requirements specified by the Employer in the Adoption Agreement.

         1.17 Earned Income. The annual net earnings from self-employment in the trade or business with respect to which the Plan is established, provided that personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under section 404 of the Code. Net earnings shall be determined with regard to the deduction allowed to the Employer by section 164(f) of the Code for taxable years beginning after December 31, 1989.

         1.18 Effective Date. Except as otherwise specified herein, the effective date of the Plan is the first day for which the Plan document is effective as specified in the Adoption Agreement. If the Employer is adopting this Plan as an amendment and restatement of an existing plan, the provisions of the existing plan shall apply prior to the effective date of the amendment and restatement unless an earlier date is specified herein. The effective date of the amendment and restatement shall be specified in the Adoption Agreement.

         1.19 Elapsed Time. If an Employer elects in the Adoption Agreement to use Elapsed Time for purposes of determining eligibility to participate, vesting and Early Retirement Age (if applicable), the following definitions shall replace the otherwise required Year of Eligibility Service, Year of Vesting Service and Break in Service definitions. For purposes of this Section, Hour of Service shall mean each hour for which an Employee is paid or entitled to payment for the performance of duties for the Employer.

              (a) An Employee will receive credit for the aggregate of all time period(s) commencing with the Employee's first day of employment or reemployment with the Employer and ending on the date a Break in Service begins. The first day of employment or reemployment is the first day the Employee performs an Hour of Service. An Employee will be credited with a Year of Service for each completed 365 days of service with the Employer, which service need not be consecutive, regardless of the number of hours worked. An Employee will also receive credit for any Period of Severance of less than 12 consecutive months. Fractional periods of a year will be expressed in terms of days.

              (b) A Break in Service is a Period of Severance of at least 12 consecutive months. In the case of an individual who is absent from work for maternity or paternity reasons, the 12 consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a Break in Service. For purposes of this subsection, an absence from work for maternity or paternity reasons means an absence
                   (i) by reason of the pregnancy of the individual, (ii) by reason of the birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.

              (c) A Period of Severance is a continuous period of time during which the Employee is not employed by the Employer. Such period begins on the earlier of (i) the date on which the Employee's employment with the Employer terminates by reason of retirement, death, discharge or resignation, or (ii) the first anniversary of the date on which the Employee was absent from work with the Employer (with or without pay) for any other reason, other than an approved leave of absence granted in writing by the Employer, according to a uniform rule applied without discrimination, provided the Employee returns to the employ of the Employer upon completion of the leave.

              (d) If the Employer is a member of an affiliated service group (under section 414(m) of the Code), a controlled group of corporations (under section 414(b) of the Code), or a group of trades or businesses under common control (under section 414(c) of the Code) or any other entity required to be aggregated with the Employer pursuant to section 414(o) of the Code and the regulations thereunder, service will be credited for any employment for any period of time for any other member of such group. Service will also be credited for any individual required under section 414(n) or (o) of the Code and the regulations thereunder to be considered an Employee of any Employer aggregated under section 414(b), (c) or (m) of the Code.

         1.20 Elective Deferrals. Any Employer contributions made to the Plan at the election of a Participant, in lieu of cash compensation, pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferrals are the sum of all such employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement as described in section 401(k) of the Code, any salary reduction simplified employee pension described in section 408(k)(6) of the Code, any SIMPLE IRA plan described in section 408(p) of the Code, any eligible deferred compensation plan under section 457 of the Code, any plan as described in section 501(c)(18) of the Code and any employer contributions made on behalf of a Participant pursuant to a salary reduction agreement for the purchase of an annuity contract under section 403(b) of the Code. Elective Deferrals shall not include any deferrals properly distributed as excess Annual Additions.

         1.21 Employee. Any person, including a Self-Employed Individual, employed by the Employer maintaining the Plan or of any other employer required to be aggregated with such Employer under section 414(b), (c), (m) or (o) of the Code and including Leased Employees of such employers within the meaning of section 414(n)(2) or (o) of the Code. Notwithstanding the foregoing, if such Leased Employees constitute twenty percent or less of the Employer's non-highly compensated work force within the meaning of section 414(n)(5)(C)(ii) of the Code, the term "Employee" shall not include those Leased Employees covered by a plan described in section 414(n)(5) of the Code unless otherwise provided by the terms of the Plan.

         1.22 Employee After-Tax Contributions. Any contribution made to the Plan by or on behalf of a Participant that was included in the Participant's gross income in the year in which made as described in Section 3.2(a) and the Adoption Agreement.

         1.23 Employer. The entity that adopts the Plan by execution of an Adoption Agreement.

         1.24 Employer Contribution Accounts. The portion of a Participant's Account consisting of his Employer Matching Contributions, Discretionary Profit Sharing Contributions, Qualified Nonelective Contributions, Qualified Matching Contributions, Safe Harbor Matching Contributions, Safe Harbor Nonelective Contributions and ACP Test Only Safe Harbor Matching Contributions subaccounts.

         1.25 Entry Date. The Effective Date shall be the first Entry Date; thereafter, Entry Dates shall be the dates specified in the Adoption Agreement.

         1.26 ERISA. The Employee Retirement Income Security Act of 1974, as amended.

         1.27 Family Member. An Employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

         1.28 Five Percent Owner. Any person who owns (or is considered to own within the meaning of section 318 of the Code) more than 5% of the interests in the Employer.

         1.29 Highly Compensated Employee. For Plan Years beginning after December 31, 1996, the term Highly Compensated Employee means any Employee who during the Plan Year: (1) was a Five Percent Owner at any time during the Plan Year or the look-back year, or (2) for the look-back year had Section 415 Compensation from the Employer in excess of $80,000 (adjusted at the same time and in the same manner as under section 415(d) of the Code, except that the base period is the calendar quarter ending September 30, 1996) and, if the Employer so elects in the Adoption Agreement, was in the top-paid group (i.e., top 20% of Employees ranked by compensation) for the look-back year.

              For this purpose, the Plan Year of the Plan for which a determination is being made is called a determination year and the preceding 12-month period is called a look-back year. If the Employer so elects in the Adoption Agreement, the look-back year shall be the calendar year beginning with or within the look-back year.

              The determination of who is a highly compensated former employee is based on the rules applicable to determining highly compensated employee status as in effect for that determination year, in accordance with section 1.414(q)-1T, A-4 of the Temporary Income Tax Regulations and Notice 97-45.

              In determining whether an Employee is a Highly Compensated Employee for years beginning in 1997, (1) the amendments to Code
              Section 414(q) stated above are treated as having been in effect for the 1996 Plan Year, and (2) if the Employer so elects in the Optional Supplement, the look-back year shall be the calendar year ending with or within the determination year.

              Effective for Plan Years beginning before January 1, 1997, or such later year than 1997 that the Employer elects in the Optional Supplement, if an Employee is, during a determination year or look-back year, a Family Member of either a Five Percent Owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten most Highly Compensated Employees ranked on the basis of compensation paid by the Employer during such year, then the Family Member and Five Percent Owner or top ten Highly Compensated Employee shall be aggregated. In such case, the Family Member and Five Percent Owner or top ten Highly Compensated Employee shall be treated as a single Employee receiving compensation and Plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the Family Member and Five Percent Owner or top ten Highly Compensated Employee.

         1.30 Hour of Service.

              (a) An Hour of Service shall mean and include each hour for which an Employee is compensated by the Employer, or is entitled to be so compensated, for services rendered by him to the Employer. These hours will be credited to the Employee for the computation period in which the duties are performed.

              (b) An Hour of Service shall also mean and include each hour for which an Employee is compensated by the Employer, or is entitled to be so compensated, on account of a period of time during which no services are rendered by him to the Employer (regardless of whether the Employee shall have ceased to be an Employee) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service shall be credited pursuant to this subsection (b) on account of any single continuous period during which an Employee renders no services to the Employer (whether or not such period occurs in a single computation period). Hours under this Section will be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor Regulations which is incorporated herein by this reference.

              (c) An Hour of Service shall also mean and include each hour for which back pay, without regard to mitigation of damages, has been awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under subsection (a) or subsection (b), whichever shall be applicable, and also under this subsection (c). The hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

                   Hours of Service will be credited for employment with other members of an affiliated service group (under section 414(m) of the Code), a controlled group of corporations (under section 414(b) of the Code), or a group of trades or businesses under common control (under section 414(c) of the Code), of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to section 414(o) of the Code and the regulations thereunder.

                   Hours of Service will also be credited for any individual considered an Employee under section 414(n) or 414(o) of the Code, and regulations thereunder.

                   Solely for purposes of determining whether a Break in Service for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight Hours of Service per day of such absence. For purposes of this subsection, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the individual,
                   (ii) by reason of a birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited only (i) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (ii) in all other cases, in the following computation period.

                   Hours of Service will be determined on the basis of the method selected in the Adoption Agreement.

              1.31 Investment Options. Any regulated investment company
                   registered under the Investment Company Act of 1940 the investment adviser of which is T. Rowe Price Associates, Inc. or any of its affiliates, any common trust funds or collective investment funds of the Sponsor qualified under sections 401 and 501 of the Code, and any other funding vehicle (including, but not limited to, limited partnership interests which receive investment advice from T. Rowe Price Associates, Inc. or an affiliate) made available to the Plan by T. Rowe Price Trust Company which the Employer selects under the terms of the Plan.

              1.32 Leased Employee. A Leased Employee is any person (other than an Employee of the recipient) who, pursuant to an agreement between the recipient and any other person ("leasing organization"), has performed services for the recipient (or for the recipient and related persons determined in accordance with section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year and such services are performed under primary direction and control of the recipient.

                   Any Leased Employee shall be treated as an employee of the recipient employer. However, contributions or benefits provided by the leasing organization which are attributable to service performed for the recipient employer shall be treated as provided by the recipient employer. The preceding sentence shall not apply to any Leased Employee if Leased Employees do not constitute more than twenty percent of the employer's non-highly compensated force and, if such leased employee is covered by a money purchase pension plan providing: (a) a nonintegrated employer contribution rate of at least ten percent of compensation as defined in section 415(c)(3) of the Code, but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludible from the employee's gross income under section 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code, and, for
                   years beginning after December 31, 2000, elective amounts that are not included in gross income of the Employee under section 132(f)(4) of the Code, (b) full and immediate vesting, and (c) each employee of the leasing organization (other than employees who perform substantially all of their services for the leasing organization) immediately participate in the Plan.

              1.33 Matching Contributions. A contribution by the Employer made to this or any other defined contribution plan on behalf of a Participant on account of a Participant's Elective Deferrals or on account of a Participant's Employee After-Tax Contributions under this or any other plan maintained by the Employer as set forth in Section 3.3(a) and the Adoption Agreement. Matching Contributions shall not include Qualified Matching Contributions, Safe Harbor Matching Contributions or ACP Test Only Safe Harbor Matching Contributions.

              1.34 Non-Highly Compensated Employee. An Employee of the Employer
                   who during the Plan Year is neither a Highly Compensated Employee nor, for Plan Years beginning before January 1, 1997, a Family Member of a Highly Compensated Employee during such Plan Year.

              1.35 Normal Retirement Age. The date on which a Participant attains age 65 unless otherwise specified in the Adoption Agreement. If the Employer enforces a mandatory retirement age, the Normal Retirement Age is the lesser of that mandatory age or the age specified in the Adoption Agreement.

              1.36 Optional Supplement. A supplement to the Adoption Agreement that may be executed by the Employer at the time it is retroactively restating its plan to comply with GUST.

              1.37 Owner-Employee. An individual who is sole proprietor, if the
                   Employer is a sole proprietorship, or a partner who owns more than ten percent of either the capital or profits interests of the partnership.

              1.38 Participant. A person who has met the eligibility
                   requirements as specified in the Adoption Agreement and whose Account hereunder has been neither completely forfeited nor completely distributed.

              1.39 Participant-Directed Transfer. A plan-to-plan transfer made at the request of a Participant as described in Section
                   3.2(d).

              1.40 Plan. The retirement plan set forth herein and in the
                   Adoption Agreement as amended from time to time.

              1.41 Plan Year. The twelve consecutive month period designated by the Employer in the Adoption Agreement.

              1.42 Qualified Matching Contributions. Contributions made by the
                   Employer as described in Section 3.13 and allocated to the Participant's Account that are subject to the distribution and nonforfeitability requirements of section 401(k) of the Code when made.

              1.43 Qualified Nonelective Contributions. Contributions made by the Employer as described in Section 3.12 and allocated to the Participant's Account that the Participant may not elect to receive in cash until distributed from the Plan; that are nonforfeitable when made; and that are distributable only in accordance with distribution provisions that are applicable to Elective Deferrals and Qualified Matching Contributions.

              1.44 Retirement. Termination of a Participant's employment with the Employer on or after the Participant's Early Retirement Age or Normal Retirement Age.

              1.45 Rollover Contribution. A rollover contribution made to the
                   Plan by a Participant as described in Section 3.2(c).

              1.46 Safe Harbor Contributions. Safe Harbor Matching
                   Contributions, Safe Harbor Nonelective Contributions and ACP Test Only Safe Harbor Matching Contributions.

              1.47 Safe Harbor Matching Contributions. Contributions of the
                   Employer to the Plan and Trust as described in Section 4.2 and in Section 9.2(a) of the Adoption Agreement. Safe Harbor Matching Contributions do not include ACP Test Only Safe Harbor Matching Contributions.

              1.48 Safe Harbor Nonelective Contributions. Contributions of the
                   Employer to the Plan and Trust as described in Section 4.2 and in Section 9.2(b)(1) of the Adoption Agreement.

              1.49 Section 415 Compensation. A Participant's Earned Income,
                   wages, salaries and fees for professional services and other amounts received (without regard to whether an amount is paid in cash) or made available for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan (as described in Treasury Regulation 1.62-2(c)), but excluding the following:

                   (a) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are excluded from the Employee's gross income, or any distributions from a plan of deferred compensation;

                   (b) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                   (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                   (d) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in section 403(b) of the Code (whether or not the contributions are actually excludable from the gross income of the Employee).

                   For Plan Years beginning after December 31, 1998, Section 415 Compensation for any Plan Year shall be limited as provided in Section 1.13(f). Section 415 Compensation, (a) for years beginning after December 31, 1997, shall include any elective deferral (as defined in section 402(g)(3) of the Code), and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of section 125 or 457 of the Code, and (b) for years beginning after December 31, 2000, shall include elective amounts that are not included in the gross income of the Employee under section 132(f)(4) of the Code.

              1.50 Self-Employed Individual. An individual who has Earned Income for the taxable year from the trade, business or partnership with respect to which the Plan is established; also, an individual who would have had Earned Income but for the fact the trade, business or partnership had no net profits for the taxable year.

              1.51 Sponsor. The Sponsor of this prototype plan document is T.
                   Rowe Price Trust Company.

              1.52 Total Compensation. Subject to the following provisions of this Section, for purposes of determining the amount of Safe Harbor Contributions, Total Compensation shall mean one of the following, as elected by the Employer in the Adoption Agreement, paid during the period elected by the Employer in the Adoption Agreement:

                   (a)    W-2 earnings as defined in Section 1.13(a)(i).

                   (b)    Section 415 Compensation as defined in Section
                          1.13(a)(ii).

                   (c)    Section 3401(a) wages as defined in Section
                          1.13(a)(iii).

                   For purposes of determining Total Compensation, W-2 earnings,
                   Section 415 Compensation and section 3401(a) wages shall be determined in accordance with the provisions of subsections
                   (c) through (f) of Section 1.13 as if the term "Total Compensation" were substituted for the term "Compensation" in each place the term "Compensation" appears in such subsections.

              1.53 Total and Permanent Disability. The inability of an Employee while employed by the Employer to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to last for a continuous period of at least twelve months.

         1.54 Trust or Trust Fund. The fund maintained by the Trustee(s) for the investment of Plan assets in accordance with the terms and conditions of the Trust Agreement.

         1.55 Trust Agreement. The agreement between the Employer and the Trustee(s) under which the assets of the Plan are held, administered and managed. The provisions of the Trust Agreement shall be deemed a part of the Plan.

         1.56 Trustee. The individual or corporate Trustee or Trustees under the Trust Agreement as they may be constituted from time to time. Such Trustee or Trustees shall be named in and a party to the Adoption Agreement.

         1.57 Valuation Date. The last day of the Plan Year and such other dates as may be designated by the Plan Administrator from time to time.

         1.58 Year of Eligibility Service. Unless the Employer elects in the Adoption Agreement to credit service under the Elapsed Time method, a Year of Eligibility Service is an eligibility computation period during which an Employee completes at least 1,000 Hours of Service. For this purpose, the initial eligibility computation period shall be the twelve consecutive month period beginning with the day the Employee first performs an Hour of Service for the Employer. The succeeding twelve consecutive month periods shall commence on one of the two following days as elected by the Employer in the Adoption Agreement:

              (a) The first anniversary of the date the Employee first completes an Hour of Service for the Employer; or

              (b) The first day of each Plan Year beginning after the date on which the Employee first completes an Hour of Service for the Employer.

              If the Employer elects to credit service under the Elapsed Time method, see the definition of Elapsed Time for the applicable rules to calculate service.

         1.59 Year of Vesting Service. Unless the Employer elects in the Adoption Agreement to credit service under the Elapsed Time method, a Year of Vesting Service is a Plan Year during which an Employee completes at least 1,000 Hours of Service. If the Employer elects to credit service under the Elapsed Time method, see the definition of Elapsed Time for the applicable rules to calculate service.

ARTICLE II - ELIGIBILITY AND PARTICIPATION

         2.1  Active Participation. Subject to the following Sections of this
              Article II, each Employee shall be eligible to participate in the Plan on the Entry Date coincident with or next following the date on which such Employee satisfies the eligibility requirements set forth in the Adoption Agreement.

         2.2 Exclusion of Certain Employees. To the extent provided in the Adoption Agreement, the following Employees shall be excluded from participation in the Plan;

              (a)  Employees not meeting the age and service requirements,

              (b) Employees who are included in a unit of Employees covered by a collective bargaining agreement between employee representatives and one or more Employers, if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and such Employer or Employers. For this purpose, the term "employee representatives" does not include any organization where more than one half of the membership is comprised of owners, officers and executives of the Employer,

              (c) Employees who are nonresident aliens and who receive no earned income from the Employer which constitutes income from sources within the United States;

              (d)  Employees included in certain ineligible job classifications;

              (e)  Leased Employees; and

              (f) Employees employed by certain members of the aggregated group of employers including the Employer.

              In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee shall participate immediately if such Employee has satisfied the minimum age and service requirements set forth in the Adoption Agreement.

              In the event a Participant is no longer a member of an eligible class of Employees and becomes ineligible to participate, but has not incurred a Break in Service, such Employee shall participate immediately upon returning to an eligible class of Employees. If such Participant incurs a Break in Service, eligibility to participate will be determined under Section 2.4.

         2.3 Predecessor Employers. To the extent provided in the Adoption Agreement, service with a predecessor employer shall be deemed service with the Employer for purposes of this Plan. If this Plan is a continuation of a predecessor employer's plan, service with the predecessor employer may not be disregarded for purposes of this Plan.

         2.4  Re-employment.

              (a) A former Participant shall become a Participant immediately upon returning to the employ of the Employer if such former Participant is a member of an eligible class of Employees and had a non-forfeitable right to all or a portion of the Participant's Account derived from Employer contributions at the time of termination from service.

              (b) A former Participant who did not have a nonforfeitable right to any portion of his Account derived from Employer contributions at the time of termination from service shall be considered a new Employee for eligibility purposes if the number of consecutive 1-year Breaks in Service equals or exceeds the greater of five or the aggregate number of Years of Eligibility Service before such Breaks in Service. If such former Participant's Years of Eligibility Service prior to termination from service may not be disregarded pursuant to the preceding sentence, such former Participant shall participate immediately upon re-employment if he is a member of an eligible class of Employees.

ARTICLE III - CONTRIBUTIONS

         3.1 Definitions. For the purposes of this Article III, the following definitions shall apply:

              (a) Actual Deferral Percentage. For a specified group of Participants for a Plan Year, "Actual Deferral Percentage" shall mean the average of the ratios (calculated separately for each Participant in such group) of (i) the amount of Employer deferral contributions actually paid over to the Plan on behalf of such Participant for the Plan Year to (ii) the Participant's Testing Compensation for such Plan Year. Employer deferral contributions made on behalf of any Participant shall include: (i) any Elective Deferrals made pursuant to the Participant's deferral election (including Excess Elective Deferrals of Highly Compensated Employees), but excluding (A) Excess Elective Deferrals of Non-Highly Compensated Employees that arise solely from Elective Deferrals made under the Plan or plans of this Employer, and
                   (B) Elective Deferrals that are taken into account in the ACP Test (provided the ADP Test is satisfied both with and without exclusion of these Elective Deferrals); and (ii) at the election of the Plan Administrator, Qualified Nonelective Contributions and Qualified Matching Contributions taken into account as Elective Deferrals. For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made.

              (b) Aggregate Limit. "Aggregate Limit" shall mean the sum of (i) 125% of the greater of the ADP of the Non-Highly Compensated Employees for the prior Plan Year or the ACP of Non-Highly Compensated Employees under the Plan subject to section 401(m) of the Code for the Plan Year beginning with or within the prior Plan Year of the cash or deferred arrangement, and
                   (ii) the lesser of 200% or two plus the lesser of such ADP or ACP. "Lesser" is substituted for "greater" in "(i)", above, and "greater" is substituted for "lesser" after "two plus the" in "(ii)" if it would result in a larger Aggregate Limit. If the Employer has elected in the Adoption Agreement to use Current Year Testing, then, in calculating the Aggregate Limit for a particular Plan Year, the Non-Highly Compensated Employees' ADP and ACP for that Plan Year, instead of the prior Plan Year, is used.

              (c) Average Contribution Percentage. "Average Contribution Percentage" is the average of the Contribution Percentages of the eligible Participants in a group.

              (d) Contribution Percentage. "Contribution Percentage" is the ratio (expressed as a percentage) of an eligible Participant's Contribution Percentage Amounts to such eligible Participant's Testing Compensation for the Plan Year.

              (e) Contribution Percentage Amounts. "Contribution Percentage Amounts" is the sum of the Employee After-Tax Contributions, Matching Contributions and Qualified Matching Contributions (to the extent not taken into account for purposes of the ADP test) made under the Plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Elective Deferrals, Excess Contributions or Excess Aggregate Contributions. The Plan Administrator may include Qualified Nonelective Contributions in the Contribution Percentage Amounts. The Plan Administrator also may elect to use Elective Deferrals in Contribution Percentage Amounts so long as the ADP test is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

              (f) Deferral Percentage. "Deferral Percentage" with respect to any Plan Year is the ratio (expressed as a percentage) of a Participant's Elective Deferrals (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP
                   Test) to such Participant's Testing Compensation.

              (g) Excess Aggregate Contributions. With respect to any Plan Year, "Excess Aggregate Contributions" shall mean the excess of (i) the aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over (ii) the maximum Contribution Percentage Amounts permitted by the ACP Test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

              (h) Excess Contribution. With respect to a Plan Year, "Excess Contributions" shall mean the excess of (i) the aggregate amount of Elective Deferrals and amounts treated as Elective Deferrals actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over (ii) the maximum amount of such contributions permitted by the ADP Test (determined by hypothetically reducing contributions made on behalf of the Highly Compensated Employees in order of the ADPs, beginning with the highest of such percentages).

              (i) Excess Elective Deferrals. Those Elective Deferrals that are includible in a Participant's gross income under section 402(g) of the Code to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as Annual Additions under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year in which such Excess Elective Deferrals arose.

              (j) Testing Compensation. "Testing Compensation" shall mean any definition of compensation allowed under section 414(s) of the Code and the regulations thereunder for that portion of the Plan Year designated by the Employer in the ADP and ACP Nondiscrimination Testing section of the Adoption Agreement. Testing Compensation shall be determined in accordance with the provisions of subsections (c) through (f) of Section 1.13 as if the term "Testing Compensation" were substituted for the term "Compensation" in each place the term "Compensation" appears in such subsections.

         3.2  Employee Contributions.

              (a) Employee After-Tax Contributions. To the extent provided in the Adoption Agreement and subject to any other applicable limitations in this Plan, a Participant may make voluntary after-tax Employee contributions to the Plan through payroll deduction or in any other manner acceptable to the Employer. A Participant shall at all times have a nonforfeitable interest in his Employee After-Tax Contributions subaccount.

              (b)  Elective Deferrals.

                   (i) To the extent provided in the Adoption Agreement, a Participant may make Elective Deferrals to the Trust in amounts not to exceed the limitations specified in the Adoption Agreement or any other limitations specified in this Plan. A Participant's Elective Deferrals shall be made by direct reduction of Compensation, with such reduction to be accomplished through regular payroll reduction.

                   (ii) The Elective Deferrals of a Participant shall be limited in accordance with the provisions of this subsection and any other applicable provisions of the Plan. No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in section 402(g) of the Code in effect at the beginning of such taxable year.

                   (iii) Participants may elect to commence Elective Deferrals at least once each Plan Year during a period established by the Employer. Such election may not be made retroactively, and the election must remain in effect until modified or terminated. Participants may terminate the election or change the amounts designated to be deducted at any time by the submission of such change of designation to the Plan Administrator. The Plan Administrator shall establish a uniform date on which such changes shall be effective.

                   (iv) No contributions or benefits (other than Matching Contributions, Safe Harbor Matching Contributions, ACP Test Only Safe Harbor Matching Contributions or Qualified Matching Contributions) may be conditioned upon an Employee's Elective Deferrals.

              (c) Rollovers. If the Employer elects in the Adoption Agreement, a Participant, or an Employee who would otherwise be eligible to participate in the Plan but for the failure to satisfy any age or service condition for eligibility to participate, who has participated in any other qualified plan described in section 401(a) of the Code or in a qualified annuity plan described in section 403(a) of the Code shall be permitted, subject to the approval of the Plan Administrator, to make a rollover (or direct rollover) contribution to the Plan of all or part of an amount received by such individual that is attributable to participation in such other plan (reduced by any nondeductible voluntary contributions the Participant made to the plan), provided that the rollover contribution complies with all requirements of section 402(c), 403(a)(4) or 408(d)(3)(A)(ii) of the Code, whichever is applicable. Before approving such a rollover, the Plan Administrator may request from the individual or the sponsor of such other plan any documents that the Plan Administrator, in its discretion, deems necessary to determine that such rollover meets the preceding requirements.

              (d) Participant-Directed Transfers. If the Employer elects in the Adoption Agreement, the Plan may accept at the request of a Participant (or an Employee who would otherwise be eligible to participate in the Plan but for the failure to satisfy any age or service condition for eligibility to participate), subject to the approval of the Plan Administrator, a direct transfer of funds from a plan which the Employer reasonably believes to be qualified under section 401(a) of the Code. Any such transfer shall be accounted for separately and shall be nonforfeitable at all times. Distribution from such Participant-Directed Transfer subaccount shall not be available prior to the Participant's death, Total and Permanent Disability, termination of employment with the Employer or prior to Plan termination if such assets are transferred (within the meaning of section 414(l) of the Code) to this Plan from a money purchase pension plan qualified under section 401(a) of the Code (other than any portion of those assets attributable to nondeductible voluntary contributions made to the plan).

              (e)  Rollovers or Participant-Directed Transfers.

                   (i) If a rollover contribution or a Participant-Directed Transfer is made on behalf of an Employee who is not yet eligible to participate in the Plan, his Rollover or Participant-Directed Transfer subaccount shall constitute his entire interest in the Plan, and he shall not be considered a Participant for any other purpose of the Plan until he meets the eligibility requirements for participation.

                   (ii) Unless otherwise approved by the Plan Administrator and the Trustee, rollovers and Participant-Directed Transfers shall be made in cash or cash equivalents.

         3.3  Employer Contributions.

              (a) Matching Contributions. If the Employer elects in the Adoption Agreement to make Matching Contributions, for each Plan Year the Employer shall contribute to the Trust an amount as shall be determined by the Employer in accordance with the matching contribution formula specified in the Adoption Agreement. Matching Contributions shall be made on behalf of those Participants specified by the Employer in the Adoption Agreement.

              (b) Discretionary Profit Sharing Contributions. If the Employer elects in the Adoption Agreement to make Discretionary Profit Sharing Contributions, the Employer may contribute to the Trust an amount as may be determined by the Employer for each Plan Year. Subject to the minimum top-heavy allocation rules of Section 12.3 and the exclusions specified in this subsection, Discretionary Profit Sharing Contributions for a Plan Year shall be allocated to the Accounts of those Participants specified by the Employer in the Adoption Agreement and shall be allocated to Participants in accordance with the provisions of Section 7.1(b) and the Adoption Agreement.

              (c) Qualified Nonelective Contributions. In its discretion, the Employer may make Qualified Nonelective Contributions as described in Section 3.12.

              (d) Qualified Matching Contributions. In its discretion, the Employer may make Qualified Matching Contributions as described in Section 3.13.

              (e) Safe Harbor Matching Contributions. If the Employer elects in the Adoption Agreement to make Safe Harbor Matching Contributions, for each Plan Year the Employer shall contribute to the Trust on behalf of each Participant who has made Elective Deferrals during such Plan Year an amount as determined in accordance with the Safe Harbor Matching Contribution formula specified in the Adoption Agreement.

              (f) Safe Harbor Nonelective Contributions. If the Employer elects in the Adoption Agreement to make Safe Harbor Nonelective Contributions, for each Plan Year the Employer shall contribute to the Trust on behalf of each Participant an amount equal to 3% of the Participant's Total Compensation, as determined in accordance with the Safe Harbor CODA section of the Adoption Agreement, for such Plan Year or, if the Employer so elects in the Safe Harbor CODA section of the Adoption Agreement, Total Compensation, as determined in accordance with the Safe Harbor CODA section of the Adoption Agreement, for such period of time during the Plan Year in which the Participant was eligible to participate in the Plan.

              (g) ACP Test Only Safe Harbor Matching Contributions. If the Employer elects in the Adoption Agreement to make ACP Test Only Safe Harbor Matching Contributions, for each Plan Year the Employer shall contribute to the Trust on behalf of each Participant who has made Elective Deferrals during such Plan Year an amount as determined by the Employer in accordance with the ACP Test Only Safe Harbor Matching Contribution formula specified in the Adoption Agreement.

         3.4 Contribution Limitation. All contributions to the Plan shall be made without regard to current or accumulated earnings and profits of the Employer for the taxable year(s) ending with or within the Plan Year. Notwithstanding the foregoing, the Plan shall be designed to qualify as a profit sharing plan for purposes of the Code. In no event shall any Employer contribution (plus any Elective Deferrals) exceed the maximum amount deductible from the Employer's income under section 404 of the Code or any amount allocated to the Account of a Participant exceed the maximum limitations under section 415 of the Code provided in Article VI.

         3.5  Excess Elective Deferrals.

              (a) General. A Participant may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Plan Administrator on or before March 1 following the close of the Participant's taxable year of the Excess Elective Deferrals to be assigned to the Plan. (A Participant is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plans of this Employer.) Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed after the preceding taxable year and no later than April 15 following the close of the preceding taxable year to any Participant to whose Account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

              (b) Calculation of Income or Loss. The income or loss allocable to Excess Elective Deferrals is equal to the amount of income or loss allocable to the Participant's Elective Deferral subaccount for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Elective Deferrals for the year and the denominator of which is the sum of (i) the Participant's account balance attributable to Elective Deferrals as of the beginning of the year and (ii) the Participant's Elective Deferrals for the year.

              (c) Tax Treatment. Excess Elective Deferrals that are distributed after April 15 are includible in the Participant's gross income in both the taxable year in which deferred and the taxable year in which distributed.

              (d) Forfeiture of Certain Matching Contributions. All Matching Contributions (whether or not vested) that were made on account of an Excess Elective Deferral that has been distributed in accordance with this Section 3.5 shall be forfeited before the last day of the twelve-month period immediately following the close of the taxable year in which such Excess Elective Deferrals were made.

         3.6  Actual Deferral Percentage Test.

              (a) Prior Year Testing. The Actual Deferral Percentage (hereinafter "ADP") for a Plan Year for Participants who are Highly Compensated Employees for each Plan Year and the prior year's ADP for Participants who were Non-Highly Compensated Employees for the prior Plan Year must satisfy one of the following tests:

                   (i) The ADP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's ADP for Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by 1.25; or

                   (ii) The ADP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's ADP for Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by 2.0, provided that the ADP for Participants who were Highly Compensated Employees for the Plan Year does not exceed the ADP for Participants who were Non-Highly Compensated Employees in the prior Plan Year by more than two percentage points.

                   For the first Plan Year the Plan permits any Participant to make Elective Deferrals and this is not a successor plan, for purposes of the foregoing tests, the prior year's ADP of Non-Highly Compensated Employees shall be 3 percent unless the Employer has elected in the Adoption Agreement to use the Plan Year's ADP for these Participants.

                   Current Year Testing. If elected by the Employer in the Adoption Agreement, the ADP tests in (i) and (ii), above, will be applied by comparing the current Plan Year's ADP for Participants who are Highly Compensated Employees with the current Plan Year's ADP for Participants who are Non-Highly Compensated Employees. Once made, this election can be undone only if the Plan meets the requirements for changing to Prior Year Testing set forth in Notice 98-1 (or superseding guidance).

                   For Plan Years beginning before the Employer adopts this document for its GUST-restated plan, the ADP Test in any such Plan Year will be performed using Prior Year Testing or Current Year Testing as the Employer elects in the Optional Supplement.

              (b)  Special Rules.

                   (i) The Deferral Percentage for any Participant who is a Highly Compensated Employee for the Plan Year, and who is eligible to have Elective Deferrals (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP Test) allocated to his or her Accounts under two or more cash or deferred arrangements described in section 401(k) of the Code that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Nonelective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under section 401(k) of the Code.

                   (ii) In the event that this Plan satisfies the requirements of section 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Deferral Percentage of Employees as if all such plans were a single plan. Any adjustments to the Non-Highly Compensated Employee ADP for the prior year will be made in accordance with Notice 98-1 and any superseding guidance, unless the Employer has elected in the Adoption Agreement to use the Current Year Testing method. Plans may be aggregated in order to satisfy section 401(k) of the Code only if they have the same plan year and use the same ADP testing method.

                   (iii) Effective for Plan Years beginning before January 1, 1997, for purposes of determining the Deferral Percentage of a Participant who is a Five Percent Owner or one of the ten most highly-paid Highly Compensated Employees, the Elective Deferrals (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP Test) and Testing Compensation of such Participant shall include the Elective Deferrals (and, if applicable, Qualified Nonelective Contributions and Qualified Matching Contributions) and Testing Compensation for the Plan Year of Family Members. Family Members, with respect to such Highly Compensated Employees, shall be disregarded as separate Employees in determining the ADP both for Participants who are Non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

                   (iv) For purposes of applying the ADP Test, Elective Deferrals, Qualified Nonelective Contributions and Qualified Matching Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which such contributions relate.

                   (v) The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP Test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.

                   (vi) If the Employer elects to apply section 410(b)(4)(B) of the Code in determining whether the Plan meets the minimum coverage requirements of section 410(b)(1) of the Code, the Employer may, in determining whether the Plan satisfies the ADP Test, exclude from consideration all eligible Employees (other than Highly Compensated Employees) who have not met the minimum age and service requirements of section 410(a)(1)(A) of the Code.

              (c)  Safe Harbor CODA.

                   (i) If the Employer has elected in the Adoption Agreement to make Safe Harbor Matching Contributions or Safe Harbor Nonelective Contributions during a Plan Year, the provisions of this Section 3.6 shall not apply.

                   (ii) If the Employer suspends making Safe Harbor Matching Contributions or Safe Harbor Nonelective Contributions during a Plan Year, the provisions of this Section 3.6 shall apply using Current Year Testing.

                   (iii) If the Employer wants to maintain the option to amend the Plan during a Plan Year to provide for Safe Harbor Nonelective Contributions during such Plan Year, the ADP and ACP Tests must be applied using Current Year Testing during such Plan Year.

         3.7  Average Contribution Percentage Test.

              (a) Prior Year Testing. The Average Contribution Percentage (hereinafter "ACP") for a Plan Year for Participants who are Highly Compensated Employees for each Plan Year and the prior year's ACP for Participants who were Non-Highly Compensated Employees for the prior Plan Year must satisfy one of the following tests:

                   (i) The ACP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's ACP for Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by 1.25; or

                   (ii) The ACP for a Plan Year for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's ACP for Participants who were Non-Highly Compensated Employees for the prior Plan Year multiplied by 2.0, provided that the ACP for Participants who are Highly Compensated Employees does not exceed the ACP for Participants who were Non-Highly Compensated Employees in the prior Plan Year by more than two percentage points.

              For the first Plan Year the Plan permits any Participant to make Employee After-Tax Contributions, provides for Matching Contributions, or both, and this is not a successor plan, for purposes of the foregoing tests, the prior year's ACP of Non-Highly Compensated Employees shall be 3 percent unless the Employer has elected in the Adoption Agreement to use the Plan Year's ACP for these Participants.

              Current Year Testing. If elected by the Employer in the Adoption Agreement, the ACP tests in (i) and (ii), above, will be applied by comparing the current Plan Year's ACP for Participants who are Highly Compensated Employees for each Plan Year with the current Plan Year's ACP for Participants who are Non-Highly Compensated Employees. Once made, this election can be undone only if the Plan meets the requirements for changing to Prior Year Testing set forth in Notice 98-1 (or superseding guidance).

              For Plan Years beginning before the Employer adopts this document for its GUST-restated plan, the ACP Test in any such Plan Year will be performed using Prior Year Testing or Current Year Testing as the Employer elects in the Optional Supplement.

              (b)  Special Rules.

                   (i) For purposes of this Section, the Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his or her Account under two or more plans described in section 401(a) of the Code or cash or deferred arrangements described in section 401(k) of the Code that are maintained by the Employer shall be determined as if the total of such Contribution Percentage Amounts were made under a single plan. If Contribution Percentage Amounts are made on behalf of a Highly Compensated Employee in two or more plans that have different plan years, all such plans that have plan years ending with or within the same calendar year shall be treated as a single plan. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggre-gated under regulations under section 410(b) of the Code.

                   (ii) In the event that this Plan satisfies the requirements of section 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the ACP of Employees as if all such plans were a single plan. Any adjustments to the Non-Highly Compensated Employee ACP for the prior year will be made in accordance with Notice 98-1 and any superseding guidance, unless the Employer has elected in the Adoption Agreement to use the Current Year Testing method. Plans may be aggregated in order to satisfy section 401(m) of the Code only if they have the same plan year and use the same ACP testing method.

                   (iii) Effective for Plan Years beginning before January 1, 1997, for purposes of determining the Contribution Percentage of a Participant who is a Five Percent Owner or one of the ten most highly-paid Highly Compensated Employees, the Contribution Percentage Amounts and Testing Compensation of such Participant shall include the Contribution Percentage Amounts and Testing Compensation for the Plan Year of Family Members. Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate Employees in determining the Contribution Percentage both for Participants who are Non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

                   (iv) For purposes of applying the ACP Test, Employee After-Tax Contributions are considered to have been made in the Plan Year in which contributed to the Trust. Qualified Matching Contributions and Qualified Nonelective Contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

                   (v) The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.

                   (vi) If the Employer elects to apply section 410(b)(4)(B) of the Code in determining whether the Plan meets the minimum coverage requirements of section 410(b)(1) of the Code, the Employer may, in determining whether the Plan satisfies the ACP Test, exclude from consideration all eligible Employees (other than Highly Compensated Employees) who have not met the minimum age and service requirements of section 410(a)(1)(A) of the Code.

              (c)  Safe Harbor CODA.

                   (i) If the Employer has elected in the Adoption Agreement to make Safe Harbor Matching Contributions or ACP Test Only Safe Harbor Matching Contributions during a Plan Year, the provisions of this Section 3.7 shall apply as follows:

                          (A) If only Safe Harbor Matching Contributions (or ACP Test Only Safe Harbor Matching Contributions) or Elective Deferrals, or both, are allowed, the provisions of this Section 3.7 shall not apply.

                          (B) If Employee After-Tax Contributions are allowed or if the Employer makes any type of matching contribution other than Safe Harbor Matching Contributions or ACP Test Only Safe Harbor Matching Contributions under the Plan during a Plan Year, the provisions of this Section 3.7 shall apply during such Plan Year using Current Year Testing except that the Employer may elect to disregard Safe Harbor Matching Contributions and ACP Test Only Safe Harbor Matching Contributions in performing such Current Year Testing.

                   (ii) If the Employer suspends making Safe Harbor Matching Contributions or ACP Test Only Safe Harbor Matching Contributions during a Plan Year, the provisions of this Section 3.7 shall apply using Current Year Testing.

                   (iii) If the Employer wants to maintain the option to amend the Plan during a Plan Year to provide for Safe Harbor Nonelective Contributions during such Plan Year, the ADP and ACP Tests must be applied using Current Year Testing during such Plan Year.

         3.8 Multiple Use Test. If one or more Highly Compensated Employees participate in both a cash or deferred arrangement and a plan subject to the ACP Test maintained by the Employer and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ADP or ACP, or both, of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced in the manner determined by the Plan Administrator so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Deferral Percentage or Contribution Percentage Amount, or both, is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP Tests. Impermissible multiple use does not occur if either the ADP or ACP of the Highly Compensated Employees does not exceed
              1.25 multiplied by the ADP and ACP of the Non-Highly Compensated Employees.

         3.9 Prevention or Cure of ADP Test Failures. The Plan Administrator may, in its sole discretion, use any one or a combination of the following methods to prevent or cure any ADP Test failure in accordance with section 401(k) of the Code and the regulations thereunder:

              (a) The Plan Administrator may refuse to accept any or all prospective Elective Deferrals to be contributed by a Highly Compensated Employee.

              (b) The Plan Administrator may distribute any or all Excess Contributions in accordance with the provisions of Section 3.11.

              (c) The Employer may, in its sole discretion, elect to contribute a Qualified Nonelective Contribution in accordance with the provisions of Section 3.12.

              (d) Subject to the requirements of Section 3.13, the Plan Administrator may, in its sole discretion, elect to treat Qualified Matching Contributions as if they were Elective Deferrals for purposes of the ADP test.

              (e) The Plan Administrator may recharacterize Excess Contributions as Employee After-Tax Contributions in accordance with the provisions of Section 3.14.

              (f) The Employer may, in its sole discretion, elect to make a Safe Harbor Nonelective Contribution in accordance with the provisions of Section 3.15.

         3.10 Prevention or Cure of ACP Test Failures. The Plan Administrator may, in its sole discretion, use any one or a combination of the following methods to prevent or cure any ACP Test failure in accordance with section 401(m) of the Code and the regulations thereunder:

              (a) The Plan Administrator may refuse to accept any or all prospective Elective Deferrals or Employee After-Tax Contributions, or both, to be contributed by a Highly Compensated Employee.

              (b) The Plan Administrator may elect to contribute a Qualified Matching Contribution in accordance with the provisions of
                   Section 3.13.

              (c) The Plan Administrator may forfeit, if forfeitable, or distribute, if not forfeitable, Excess Aggregate Contributions in accordance with Section 3.17.

              (d) The Plan Administrator may elect to treat Qualified Nonelective Contributions or Elective Deferrals, or both, as if they were Matching Contributions in accordance with Sections 3.12 and 3.16, respectively, subject to the requirements of Section 3.1(e).

              (e) If the Employer has elected the Safe Harbor CODA in the Adoption Agreement for a Plan Year, and if Employee After-Tax Contributions can be made to the Plan in such Plan Year, the Plan Administrator may, in its sole discretion, use any one or a combination of the following methods to prevent or cure any ACP Test failure:

                   (i) The Plan Administrator may refuse to accept any or all prospective Employee After-Tax Contributions to be contributed by a Highly Compensated Employee.

                   (ii) The Plan Administrator may distribute Employee After-Tax Contributions (and any income or loss allocable thereto) that are Excess Aggregate Contributions.

         3.11 Distribution of Excess Contributions to Cure ADP Test Failure.

              (a) General Rule. Notwithstanding any other provision of this Plan, Excess Contributions for a Plan Year, plus any income and minus any loss allocable thereto, shall be distributed to Participants to whose Accounts such Excess Contributions were allocated for the preceding Plan Year no later than twelve months following the last day of such preceding Plan Year. Excess Contributions are allocated to the Highly Compensated Employees with the largest amounts of Elective Deferrals and amounts treated as Elective Deferrals taken into account in calculating the ADP Test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Elective Deferrals and amounts treated as Elective Deferrals and continuing in descending order until all Excess Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Elective Deferrals. If such excess amounts are distributed more than 2 1/2months after the last day of the Plan Year in which such excess amounts arose, a 10% excise tax on such amounts will be imposed on the Employer.

                   For Plan Years beginning before January 1, 1997, Excess Contributions of a Participant who is subject to the Family Member aggregation rules shall be allocated among the Family Members of such Participant in proportion to the Elective Deferrals (and amounts treated as Elective Deferrals) of each Family Member that is combined to determine the combined ADP of such Participant.

              (b) Calculation of Income or Loss. The income or loss allocable to Excess Contributions allocated to each Participant is equal to the amount of income or loss allocable to the Participant's Elective Deferral subaccount (and, if applicable, the Qualified Nonelective Contribution subaccount or the Qualified Matching Contribution subaccount, or both) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the Plan Year and the denominator of which is the sum of (i) the Participant's account balance attributable to Elective Deferrals (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if any of such contributions are included in the ADP Test) as of the beginning of the Plan Year, and (ii) Elective Deferrals (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if any such contributions are included in the ADP Test).

              (c) Method of Distribution. Excess Contributions shall be distributed from the Participant's Elective Deferral subaccount, Qualified Nonelective Contribution subaccount (if applicable) or Qualified Matching Contribution subaccount (if applicable), or any such subaccounts, in the manner determined by the Plan Administrator.

              (d) Forfeiture of Certain Matching Contributions. Any Matching Contribution (whether or not vested) that was made on account of an Excess Contribution that has been distributed in accordance with this Section 3.11 shall be forfeited no later than twelve months after the close of the Plan Year in which such Excess Contribution occurred.

              (e) Annual Additions. Excess Contributions shall be treated as Annual Additions under the Plan.

         3.12 Qualified Nonelective Contributions to Prevent or Cure ADP and/or ACP Test Failure. The Employer may, in its sole discretion, elect to contribute a Qualified Nonelective Contribution in any amount to prevent or cure any ADP Test and/or ACP Test failure for a Plan Year within twelve months after the close of the Plan Year to which such contribution relates. Qualified Nonelective Contributions for a Plan Year shall be allocated only to the Accounts of Participants who are Non-Highly Compensated Employees in one of the following methods selected by the Plan
              Administrator:

              (a) In the ratio in which each such Non-Highly Compensated Employee's Compensation as defined in the Adoption Agreement for the Plan Year for which the Qualified Nonelective Contribution is being made bears to the total such Compensation of all such Non-Highly Compensated Employees for such Plan Year.

              (b) Beginning with the Non-Highly Compensated Employee with the lowest such Compensation for such Plan Year and continuing in ascending order an amount no greater than the Maximum Permissible Amount, as defined in Section 6.1(j), reduced by any Annual Additions credited to such Non-Highly Compensated Employee under this Plan or any other plan of the Employer as if such amount of the Qualified Nonelective Contribution allocated to such Non-Highly Compensated Employee were included as an Annual Addition for such Plan Year.

         3.13 Qualified Matching Contribution to Prevent or Cure ADP and/or ACP Test Failure. The Employer may, in its sole discretion, elect to contribute a Qualified Matching Contribution in any amount to prevent or cure any ADP Test and/or ACP Test failure for a Plan Year within twelve months after the close of the Plan Year to which such contribution relates. Qualified Matching Contributions for a Plan Year shall be allocated to the Accounts of Participants who are Non-Highly Compensated Employees and who would be eligible for an allocation of Matching Contributions in accordance with
              Section 3.3(a) in accordance with one of the following methods:

              (a) If the Employer makes Matching Contributions only on behalf of Participants who make Elective Deferrals, in the ratio in which the Elective Deferrals for such Plan Year of each Participant who is a Non-Highly Compensated Employee and who is eligible for a Matching Contribution for such Plan Year bear to the total Elective Deferrals of all such Non-Highly Compensated Employees for such Plan Year.

              (b) If the Employer makes Matching Contributions only on behalf of Participants who make Employee After-Tax Contributions, in the ratio in which the Employee After-Tax Contributions for such Plan Year of each Participant who is a Non-Highly Compensated Employee and who is eligible for a Matching Contribution for such Plan Year bear to the total Employee After-Tax Contributions of all such Non-Highly Compensated Employees for such Plan Year.

              (c) If the Employer makes Matching Contributions on behalf of Participants who make Elective Deferrals or Employee After-Tax Contributions, or both, in the ratio in which the total Elective Deferrals and Employee After-Tax Contributions for such Plan Year of each Participant who is a Non-Highly Compensated Employee and is eligible for a Matching Contribution for such Plan Year bear to the total Elective Deferrals and Employee After-Tax Contributions of all such Non-Highly Compensated Employees for such Plan Year.

         3.14 Recharacterization of Excess Contributions to Cure ADP Test Failure. If the Employer elects in the Adoption Agreement to allow Participants to make Employee After-Tax Contributions to the Plan, the Plan Administrator, in its sole discretion, may treat Excess Contributions allocated to a Highly Compensated Employee as an amount distributed to him or her and then contributed by him or her to the Plan as an Employee After-Tax Contribution. Recharacterized Excess Contributions will remain nonfor-feitable. Excess Contributions may not be recharacterized to the extent such amounts in combination with other Employee After-Tax Contributions made by that Employee would exceed any stated limit under the Plan on Employee After-Tax Contributions.

              Recharacterization must occur no later than 2 1/2months after the last day of the Plan Year in which such Excess Contributions arose and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the Participant's taxable year in which the Participant would have received them in cash.

         3.15 Safe Harbor Nonelective Contribution to Prevent ADP Test Failure. The Employer may elect to make a Safe Harbor Nonelective Contribution during a Plan Year as described in Notice 2000-3 and any superceding guidance.

         3.16 Elective Deferrals to Cure ACP Test Failure. The Plan Administrator may, in its sole discretion, elect to treat Elective Deferrals as if they were Matching Contributions for a Plan Year as long as the ADP Test is met before the Elective Deferrals are used in the ACP Test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP Test.

         3.17 Forfeiture and/or Distribution of Excess Aggregate Contributions to Cure ACP Test Failure. Notwithstanding any other provision of this Plan, Excess Aggregate Contributions for a Plan Year, plus any income and minus any loss allocable thereto, may be forfeited, if forfeitable, or if not forfeitable, distributed, no later than twelve months after the close of the Plan Year to which such contributions relate, to Participants to whose Accounts such Excess Aggregate Contributions were allocated for such Plan Year. Excess Aggregate Contributions are allocated to the Highly Compensated Employees with the largest Contribution Percentage Amounts taken into account in calculating the ACP Test for the Plan Year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Contribution Percentage Amounts and continuing in descending order until all the Excess Aggregate Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Contributions. For Plan Years beginning before January 1, 1997, Excess Aggregate Contributions of a Participant who is subject to the Family Member aggregation rules shall be allocated among the Family Members of such Participant in proportion to the Matching Contributions (or amounts treated as Matching Contributions) of each Family Member that is combined to determine the combined ACP of such Participant. Excess Aggregate Contributions shall be forfeited, if forfeitable, or distributed, if not forfeitable, in the manner determined by the Plan Administrator from the Participant's Matching Contribution subaccount and/or Qualified Matching Contribution subaccount (and/or, if applicable, the Participant's Qualified Nonelective Contribution subaccount or Elective Deferral subaccount, or both).

              If Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10% excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.

              The income or loss allocable to Excess Aggregate Contributions allocated to a Participant is equal to the amount of income or loss allocable to the Participant's Employee After-Tax Contributions subaccount, Matching Contribution subaccount, Qualified Matching Contribution subaccount (if any, and if all amounts therein are not used in the ADP Test) and, if applicable, Qualified Nonelective Contribution subaccount and Elective Deferral subaccount for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator of which is the sum of (i) the Participant's account balance(s) attributable to Contribution Percentage Amounts as of the beginning of the Plan Year, and (ii) Contribution Percentage Amounts made during the Plan Year.

              Forfeitures of Excess Aggregate Contributions shall be reallocated to Participants' Accounts as described in Section 5.5.

              Any Matching Contribution (whether or not vested) that was made on account of an Excess Aggregate Contribution that has been distributed in accordance with this Section 3.17 shall be forfeited no later than twelve months after the close of the Plan Year in which such Excess Aggregate Contribution occurred.

ARTICLE IV - SAFE HARBOR CODA

         4.1  Rules of Application.

              (a) Except as specifically provided in this Article, if the Employer has elected the safe harbor CODA option in the Adoption Agreement, the provisions of this Article IV shall apply and any provisions relating to the ADP Test described in Section 3.6 or the ACP Test described in Section 3.7 do not apply. Notwithstanding the foregoing,

                   (i) If the Employer has elected in the Adoption Agreement to permit Employee After-Tax Contributions during a Plan Year in which the Employer has elected the safe harbor CODA, such Employee After-Tax Contributions shall be subject to the ACP Test described in Section 3.7.

                   (ii) If the Employer has elected in the Adoption Agreement to make Safe Harbor Nonelective Contributions and Matching Contributions, such Matching Contributions shall be subject to the ACP Test described in Section 3.7.

              (b) To the extent that any other provision of the Plan is inconsistent with the provisions of this Article, the provisions of this Article shall govern.

         4.2 Safe Harbor Contributions. If the Employer elects in the Adoption Agreement to make Safe Harbor Contributions, for each Plan Year the Employer shall contribute to the Trust an amount as shall be determined by the Employer in accordance with the Safe Harbor Contribution formula(s) specified in the Adoption Agreement. If the payroll period method is used to determine Safe Harbor Matching Contributions and/or ACP Test Only Safe Harbor Matching Contributions, such contributions made with respect to any Plan Year quarter beginning after May 1, 2000, must be contributed to the Plan by the last day of the following Plan Year quarter.

         4.3  Notice Requirement.

              (a) At least 30 days, but not more than 90 days, before the beginning of a Plan Year, the Employer will provide each Participant a notice of the safe harbor matching and/or nonelective contribution formula used under the Plan, how such contributions are fully vested when made, how and when to make salary deferral elections and how to obtain additional information about the Plan, written in a manner calculated to be understood by the average Participant. If an Employee becomes a Participant after the 90th day before the beginning of the Plan Year and does not receive the notice for that reason, the notice must be provided no more than 90 days before the Employee becomes a Participant but no later than the day the Employee becomes a Participant.

              (b) In addition to any other election periods provided under the Plan, each Participant may make or modify a salary deferral election during the 30-day period immediately following receipt of the notice described in subsection (a) above.

         4.4 Special Rule. Notwithstanding the foregoing provisions of the Article, the provisions of Notice 98-52 and Notice 2000-3 (and any superceding guidance) shall govern the operation of a Plan that makes a safe harbor CODA election in the Adoption Agreement.

ARTICLE V - ALLOCATION OF FUNDS

         5.1  Allocation of Discretionary Profit Sharing Contributions.

              (a) Definitions. For the purposes of this Section 5.1, the following definitions shall apply.

                   (i) Integration Level. The Social Security Taxable Wage Base or such lesser percentage of the Social Security Taxable Wage Base elected by the Employer in the Adoption Agreement.

                   (ii)   Maximum Profit Sharing Disparity Rate. The lesser of:

                          (A)  2.7% (5.7% if the Plan is not Top-Heavy);

                          (B)  The applicable percentage determined in
                               accordance with the table below:

              If the Integration Level is


More Than         But Not More Than         The Applicable Percentage Is:

                                           Top-Heavy          Not Top-Heavy

     $0            20% of SSTWB               2.7%                5.7%
20% of SSTWB       80% of SSTWB               1.3%                4.3%
80% of SSTWB      100% of SSTWB               2.4%                5.4%

              If the Integration Level is equal to SSTWB, the applicable percentage is 2.7% (5.7% if the Plan is not Top-Heavy).

                   (iii) SSTWB or Social Security Taxable Wage Base. The contribution and benefit base in effect under section 230 of the Social Security Act on the first day of the Plan Year.

              (b) Formula. If the Employer elects in the Adoption Agreement to make Discretionary Profit Sharing Contributions, all Discretionary Profit Sharing Contributions it elects to make for any Plan Year shall be allocated to the Account of each Participant eligible for such an allocation, as designated by the Employer in the Adoption Agreement, in the ratio that such Participant's Compensation bears to the Compensation of all such Participants. However, if the Discretionary Profit Sharing Contribution formula selected in the Adoption Agreement provides for allocations under the permitted disparity rules, Discretionary Profit Sharing Contributions for the Plan Year shall be allocated to the Accounts of Participants eligible for such an allocation as follows:

                   If the Plan is Top-Heavy (as defined in Article XII) for the Plan Year, begin at Step One; if the Plan is not Top-Heavy for the Plan Year, begin at Step Three.

                   Step One. Contributions (and forfeitures, if applicable) will be allocated to each eligible Participant's Discretionary Profit Sharing Contributions subaccount in the ratio that each eligible Participant's Compensation bears to all such Participants' Compensation, but not in excess of 3% of each Participant's Compensation.

                   Step Two. Any contributions (and forfeitures, if applicable) remaining after the allocation in Step One will be allocated to each eligible Participant's Discretionary Profit Sharing Contributions subaccount in the ratio that each eligible Participant's Compensation for the Plan Year in excess of the Integration Level (hereinafter "Excess Compensation") bears to the Excess Compensation of all such Participants, but not in excess of 3% of Compensation.

                   Step Three. Any contributions (and forfeitures, if applicable) remaining after the allocation in Step Two if the Plan is Top-Heavy will be allocated to each eligible Participant's Discretionary Profit Sharing Contributions subaccount in the ratio that the sum of each eligible Participant's Compensation and Excess Compensation bears to the sum of all such Participants' Compensation and Excess Compensation, but not in excess of the Maximum Profit Sharing Disparity Rate.

                   Step Four. Any remaining contributions (and forfeitures, if applicable) will be allocated to each eligible Participant's Discretionary Profit Sharing Contributions subaccount in the ratio that each such Participant's Compensation for the Plan Year bears to the total of all such Participants' Compensation for that year.

              If the Employer maintains any other plan that provides for permitted disparity, and if any Participant in this Plan is eligible to participate in such other plan, this Plan may not provide for permitted disparity.

              Effective for Plan Years beginning on or after January 1, 1995, the cumulative permitted disparity limit for a Participant is 35 total cumulative permitted disparity years. Total cumulative permitted disparity years means the number of years credited to the Participant for allocation or accrual purposes under this Plan or any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by the Employer. For purposes of determining the Participant's cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year. If the Participant has not benefited under a defined benefit or target benefit plan for any year beginning on or after January 1, 1994, the Participant has no cumulative disparity limit.

         5.2 Allocation of Net Earnings or Losses of the Trust. Earnings, dividends, capital gain distributions, appreciation, depreciation, losses and accrued but unpaid interest and any other earnings or losses from assets in a specific Participant's Account or subaccount or in a segregated account under the Plan shall be allocated to such Account, subaccount, or segregated account.

         5.3 Valuations. In determining the earnings or losses of the Trust, as of each Valuation Date the Trust shall be valued in accordance with the provisions of the Trust Agreement.

         5.4 Accounting for Distributions. All distributions made to a Participant or his Beneficiary and any transfers to another qualified plan shall be charged to the appropriate subaccount of the Participant's Account as of the date of the distribution or transfer.

         5.5 Allocation of Forfeitures. Any forfeitures arising under the Plan, including forfeitures of Excess Aggregate Contributions, shall be allocated in the following order of priority as of the Plan Year in which forfeitures occur:

              (a) First, forfeitures shall be used to the extent necessary to restore a returning Participant's Account as provided in
                   Section 7.5 and to restore a formerly unlocatable Participant's or Beneficiary's Account as provided in Section 7.6;

              (b) Next, if the Employer so elects in the Adoption Agreement, forfeitures shall be treated as an Employer contribution, shall be used to reduce Matching Contributions and/or Safe Harbor Contributions required under the Plan and shall be allocated to the appropriate Matching Contribution subaccounts, Safe Harbor Matching Contribution subaccounts, Safe Harbor Nonelective Contribution subaccounts and/or ACP Test Only Safe Harbor Matching Contribution subaccounts of the Participants on whose behalf such contributions are to be made;

              (c) Next, forfeitures shall be treated as Employer contributions and shall be allocated to Participants' Accounts to the extent necessary to satisfy the minimum allocation provisions of Section 12.3.

              (d) Next, to the extent elected by the Plan Administrator, forfeitures shall be treated as a Qualified Nonelective Contribution or a Qualified Matching Contribution and shall be allocated as provided in Sections 3.12 and 3.13, respectively;

              (e) Next, to the extent elected by the Plan Administrator, forfeitures shall be used to pay reasonable costs of administering the Plan;

              (f) Any remaining forfeitures shall be treated as Employer contributions and shall be allocated as follows:

                   (i) If the Employer has elected in the Adoption Agreement that it may make Discretionary Profit Sharing Contributions to the Plan, such forfeitures shall be treated as Discretionary Profit Sharing Contributions and allocated in accordance with the provisions of
                          Section 5.1(b);

                   (ii) If the Employer has not elected in the Adoption Agreement that it may make Discretionary Profit Sharing Contributions to the Plan, such forfeitures shall be allocated as follows:

                          (A) In any Plan Year in which the Plan is not a safe harbor cash or deferred arrangement, such forfeiture shall be treated as Matching Contributions and allocated to each Participant's Matching Contribution subaccount in the ratio that each Participant's Matching Contributions for the Plan Year bear to the total of all Participants' Matching Contributions for the Plan Year.

                          (B) In any Plan Year in which the Plan is a safe harbor cash or deferred arrangement, such forfeitures shall be treated as Discretionary Profit Sharing Contributions and allocated to the Account of each Participant in the ratio that each Participant's Compensation for the Plan Year bears to the Compensation of all such Participants for the Plan Year.

         5.6  Investment of Funds.

              (a)  Investment Control. Subject to the provisions of subsection
                   (c) below, the management and control of the Trust shall be vested in the Plan Administrator, and the Trustee shall be subject to the directions of the Plan Administrator made in accordance with the terms of the Plan and ERISA.

              (b) Investment Limitations. The Trustee shall invest all funds received from the Employer in the Investment Options in the manner from time to time directed in writing by the Employer.

              (c) Participant Directed Investments. Each Participant, subject to such reasonable restrictions as the Employer, the Plan Administrator or the Sponsor may impose for administrative convenience, may direct the Plan Administrator on what percentage of his or her Account will be invested in each Investment Option. No person, including the Trustee and the Employer, shall be responsible for any loss or for any breach of fiduciary duty which results from a Participant's or Beneficiary's exercise of investment control.

              (d) Failure of a Participant to Make an Investment Election. If a Participant does not make a designation of an Investment Option, the Employer shall direct the Trustee to invest all amounts held or received on account of such Participant in the Investment Option(s) designated by the Employer.

              (e) Employer Securities. If provided in the Adoption Agreement, the Employer and/or Participants may direct that contributions will be invested in qualifying employer securities (within the meaning of section 407(d)(5) of ERISA), subject to such restrictions as the Employer, the Administrator or the Sponsor may impose for administrative convenience or legal compliance.

ARTICLE VI - LIMITATION ON ALLOCATIONS

         6.1 Definitions. For purposes of this Article VI, the following definitions shall apply:

              (a) Annual Additions Compensation shall mean one of the following as elected by the Employer in the Adoption Agreement, paid during the period elected by the Employer in the Adoption
                   Agreement:

                   (i)    W-2 earnings as defined in Section 1.13(a)(i).

                   (ii) Section 415 Compensation as defined in Section 1.13(a)(ii).

                   (iii)  Section 3401(a) wages as defined in Section
                          1.13(a)(iii).

              For the purposes of determining Annual Additions Compensation, W-2 earnings, section 415 Compensation and section 3401(a) wages shall be determined in accordance with the provisions of subsections (c) through (f) of Section 1.13 as if the term "Annual Additions Compensation" were substituted for the term "Compensation" in each place the term "Compensation" appears in such subsections.

              (b) Defined Benefit Fraction shall mean a fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125% of the dollar limitation in effect for the Limitation Year under section 415(b) and (d) of the Code or 140% of the Highest Average Compensation including any adjustments under section 415(b) of the Code.

              Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125% of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of section 415 of the Code for all Limitation Years beginning before January 1, 1987.

              (c) Defined Contribution Dollar Limitation shall mean $30,000, as adjusted under section 415(d) of the Code.

              (d) Defined Contribution Fraction shall mean a fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer and the Annual Additions attributable to all welfare benefit funds, individual medical accounts and simplified employee pensions maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amount for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of 125% of the dollar limitation determined under section 415(b) and (d) of the Code in effect under section 415(c)(1)(A) of the Code or 35% of the Participant's Annual Additions Compensation for such year.

                   If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (i) the excess of the sum of the fractions over 1.0 times (ii) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

                   Annual Additions for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Employee After-Tax Contributions as an Annual Addition.

              (e) Employer shall mean the Employer that adopts this Plan, and all members of a controlled group of corporations (as defined in section 414(b) of the Code as modified by section 415(h) of the Code), all commonly controlled trades or businesses (as defined in section 414(c) of the Code as modified by section 415(h) of the Code) or affiliated service groups (as defined in section 414(m) of the Code) of which the adopting Employer is a part and any other entity required to be aggregated with the Employer pursuant to regulations under section 414(o) of the Code.

              (f) Excess Amount shall mean the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

              (g) Highest Average Compensation shall mean the average Annual Additions Compensation of a Participant for the three consecutive years of service (as measured by the Limitation
                   Year) with the Employer that produces the highest average.

              (h) Limitation Year shall mean the Plan Year. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12 consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

              (i) Master or Prototype Plan shall mean a plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

              (j) Maximum Permissible Amount. The maximum Annual Additions that may be contributed or allocated to a Participant's Account under this Plan for any Limitation Year shall not exceed the lesser of:

                   (i)    The Defined Contribution Dollar Limitation; or

                   (ii) Twenty-five percent of the Participant's Annual Additions Compensation for the Limitation Year.

                   The Annual Additions Compensation limitation referred to in
                   (ii) above shall not apply to any contribution for medical benefits (within the meaning of section 401(h) or 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition under section 415(l)(1) or 419A(d)(2) of the Code.

                   If a short Limitation Year is created because of an amendment changing the Limitation Year to a different 12 consecutive month period, the Maximum Permissible Amount shall not exceed the Defined Contribution Dollar Limitation, multiplied by the following fraction:

                   Number of months in the short Limitation Year
                   ---------------------------------------------
                                      12

              (k) Projected Annual Benefit shall mean the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which a Participant would be entitled under the terms of the plan assuming:

                   (i) the Participant will continue employment until the normal retirement age under the plan (or current age if later); and

                   (ii) the Participant's compensation for the current Limitation Year and all other relevant factors used to determine benefits under the plan remain constant for all future Limitation Years.

         6.2  Participants Not Covered Under Other Plans.

              (a) If the Participant does not participate in, and has never participated in another qualified plan maintained by the Employer, or a welfare benefit fund (as defined in section 419(e) of the Code) maintained by the Employer or an individual medical account (as defined in section 415(l)(2) of the Code) maintained by the Employer, or a simplified employee pension (as defined in Section 408(k) of the Code) maintained by the Employer, which provides an Annual Addition, the amount of Annual Additions which may be credited to the Account of the Participant for any Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If contributions for and/or allocations to the Account of the Participant would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced to the extent that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount.

              (b) Prior to determining a Participant's Annual Additions Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for the Participant on the basis of a reasonable estimation of the Participant's Annual Additions Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

              (c) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's Annual Additions Compensation for the Limitation Year.

              (d) If, for any Limitation Year, the maximum Annual Additions is exceeded by reason of allocation of forfeitures, a reasonable error in estimating a Participant's Annual Additions Compensation, a reasonable error in determining the amount of Elective Deferrals or under other limited facts and circumstances approved by the Internal Revenue Service, then, any such excess shall be disposed of in the following order:

                   (i) Any Employee After-Tax Contributions, and any income attributable thereto, to the extent they would reduce the Excess Amount, shall be returned to the Participant;

                   (ii) Any Elective Deferrals, and any income attributable thereto, to the extent they would reduce the Excess Amount, shall be returned to the Participant;

                   (iii) If, after the application of paragraph (ii), an Excess Amount still exists and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's Account shall be used to reduce Employer contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year, if necessary;

                   (iv) If, after the application of paragraph (ii), an Excess Amount still exists and the Participant is not covered by the Plan at the end of the Limitation Year, the Excess Amount shall be held unallocated in a suspense account. The suspense account shall be used to reduce future Employer contributions for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;

                   (v) If a suspense account is in existence at any time during the Limitation Year pursuant to this Section, amounts held in the suspense account may not be distributed to the Participants or Beneficiaries. Any balance which may be in the suspense account upon termination of the Plan shall revert to the Employer. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer or any Employee contributions may be made to the Plan for that Limitation Year. Excess Amounts may not be distributed to Participants or former Participants.

         6.3  Participants Covered Under Other Defined Contribution Plans.

              (a) This Section applies if, in addition to this Plan, the Participant is covered under another qualified master or prototype defined contribution plan maintained by the Employer, a welfare benefit fund (as defined in section 419(e) of the Code) maintained by the Employer, an individual medical account (as defined in section 415(l)(2) of the Code) maintained by the Employer or a simplified employee pension (as defined in section 408(k) of the Code) maintained by the Employer, that provides an Annual Addition during any Limitation Year. The Annual Additions which may be credited to the Account of a Participant under this Plan for any such Limitation Year shall not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to the account of the Participant under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer contributions that would otherwise be contributed or allocated to the Account of the Participant under this Plan would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions under all plans and funds for the Limitation Year shall equal the Maximum Permissible Amount. If Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Account of the Participant under this Plan for the Limitation Year.

              (b) Prior to determining the Participant's Annual Additions Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in Section 6.2(b).

              (c) As soon as administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year shall be determined on the basis of the Participant's Annual Additions Compensation for the Limitation Year.

              (d) If, pursuant to Section 6.3(a) or as a result of the allocation of forfeitures, a Participant's Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount shall be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a simplified employer pension will be deemed to have been allocated first, followed by annual additions to a welfare benefit fund or individual medical account, regardless of the actual allocation date.

              (e) If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of:

                   (i)    the total Excess Amount allocated as of such date,

                   (ii) the ratio of (1) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to (2) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified master or prototype defined contribution plans.

              (f) Any Excess Amount attributed to this Plan shall be disposed of in the manner described in Section 6.2(d).

              (g) If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a master or prototype plan, Annual Additions which may be credited to the Participant's Account under this Plan for any Limitation Year will be limited in accordance with subsections (a) through (f) above as though the other plan were a master or prototype plan unless the Employer provides other limitations in the Adoption Agreement.

         6.4 Participants Covered Under Both Defined Benefit and Defined Contribution Plans. If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's Defined Benefit Fraction and Defined Contribution Fraction shall not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Account of a Participant under this Plan for any Limitation Year will be limited in accordance with the Adoption Agreement. Unless otherwise elected by the Employer in the Optional Supplement, this Section 6.4 shall not apply for Limitation Years beginning on or after January 1, 2000.

ARTICLE VII - VESTING

         7.1 Employee After-Tax Contribution, Elective Deferral, Rollover Contribution, Participant-Directed Transfer, Qualified Nonelective Contribution, Qualified Matching Contribution, Safe Harbor Matching Contribution and Safe Harbor Nonelective Contribution Subaccounts.

              A Participant's Employee After-Tax Contribution subaccount, Elective Deferral subaccount, Rollover Contribution subaccount, Participant-Directed Transfer subaccount, Qualified Nonelective Contribution subaccount, Qualified Matching Contribution subaccount, Safe Harbor Matching Contribution subaccount and Safe Harbor Nonelective Contribution subaccount shall be fully vested and nonforfeitable at all times.

         7.2 Matching Contribution, Discretionary Profit Sharing Contribution and ACP Test Only Safe Harbor Matching Contribution Subaccounts.

              (a) General. Notwithstanding the vesting schedule selected by the Employer in the Adoption Agreement, the Participant's Matching Contribution subaccount, Discretionary Profit Sharing Contribution subaccount and ACP Test Only Safe Harbor Matching Contribution subaccount shall be fully vested and nonforfeitable upon the Participant's death, Total and Permanent Disability or attainment of Normal or Early Retirement Age while employed by the Employer. In the absence of any of the preceding events, and subject to the provisions of Sections 3.5(d), 3.11(d), 3.17, 12.4 and 14.2(b), the
                   Participant's Matching Contribution subaccount, Discretionary Profit Sharing Contribution subaccount and ACP Test Only Safe Harbor Matching Contribution subaccount shall be vested in accordance with the vesting schedule(s) specified in the Adoption Agreement. The schedule(s) must be at least as favorable to Participants as either schedule in (i) or (ii) below. If no vesting


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

               schedule is selected in the Adoption Agreement, a Participant shall be considered 100% vested all portions of his Account.

          (i)  Graduated vesting according to one of the following schedules:

               Years of Vesting Service                 Percent Vested

                   3 but less than 4                           20%
                   4 but less than 5                           40%
                   5 but less than 6                           60%
                   6 but less than 7                           80%
                   7 or more                                  100%

                                       OR

               Years of Vesting Service                 Percent Vested

                   5 or more                                  100%

          (ii) 100% full and immediate.

          For purposes of this Article, if the Employer elects in the Adoption Agreement to calculate service using the Elapsed Time method, "Year(s) of Service" as defined in Section 1.19 shall be substituted for "Year(s) of Vesting Service."

     (b) In-Service Distributions When Not Fully Vested. If a distribution is made from a Participant's Matching Contribution subaccount, Discretionary Profit Sharing Contribution subaccount or ACP Test Only Safe Harbor Matching Contribution subaccount at a time when the Participant is not 100% vested in such subaccount and the Participant's employment with the Employer has not terminated, then

          (i) A separate remainder subaccount will be established for the Participant's interest in such Matching Contribution, Discretionary Profit Sharing Contribution or ACP Test Only Safe Harbor Matching Contribution subaccount at the time of the distribution, and

          (ii) At any subsequent time, the Participant's vested portion of such separate subaccount will be equal to an amount "X" determined under the formula:

                              X = P(AB + (RxD)) - (RxD)

               where

               P  = the Participant's vested percentage determined under
                    subsection (a) at the relevant time.

               AB = the amount in such separate subaccount at the relevant time.

               R  = the ratio of AB to the amount in the subaccount after the distribution.

               D  = the amount of the distribution.

7.3 Determination of Years of Vesting Service. For purposes of determining the vested and nonfor-feitable percentage of the Participant's Matching Contribution, Discretionary Profit Sharing Contribution and ACP Test Only Safe Harbor Matching Contribution subaccounts, except as provided in the following sentence, all of the Participant's Years of Vesting Service with the Employer or an Affiliated Employer shall be taken into account. In the case of a Participant who has five consecutive 1-year Breaks in Service, all Years of Vesting Service after such Breaks in Service shall be disregarded for purposes of determining the Participant's vested benefit derived from Employer contributions which accrued before such breaks, but both pre-break and post-break service shall count for purposes of determining the Participant's vested benefit derived from Employer contributions accruing after such breaks. If the Employer maintains the plan of a predecessor employer, Years of Vesting Service with such employer will be treated as service with the Employer.


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

7.4  Amendments to Vesting Schedule.

     (a) Participants' Election Rights. If the Plan's vesting schedule is amended, or the Plan is amended in any way that directly or indirectly affects the computation of a Participant's nonforfeitable percentage, each Participant with at least three years of service, whether or not consecutive, with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change. For any Participants who do not have at least one Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five years of service" for "three years of service" where such language appears.

     (b) Election Period. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

          (i)    60 days after the amendment is adopted;

          (ii)   60 days after the amendment becomes effective; or

          (iii) 60 days after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

7.5 Forfeiture of Nonvested Amounts. For Plan Years beginning before 1985, any portion of a Participant's Account that is not vested shall be forfeited by him as of the last day of the Plan Year in which he incurs a Break in Service. For Plan Years beginning after 1984, any portion of a Participant's Account that is not vested shall be forfeited in accordance with the following rules:

     (a) Distribution in Full. If a Participant's service with the Employer terminates and if the entire vested portion of the Participant's Account is distributed to him at any time before the end of the fifth Plan Year following the Plan Year in which his employment terminated, the remaining portion of the Participant's Account shall be forfeited as of the end of the Plan Year in which such distribution occurs, as long as the Participant has not resumed employment with the Employer by such date. However, if the Participant has no vested interest in his Account at the time of his termination of employment, the Plan Administrator nonetheless shall treat the Participant as if he had received a distribution on the date his employment terminated and shall forfeit the Participant's entire Account as soon as administratively feasible after the date his employment terminated. If the Participant returns as an Employee before the end of five consecutive Breaks in Service measured from the day immediately after the date of his distribution (or measured from the date his employment terminated in the case of a Participant who had no vested interest in his Account) then his unvested Account balance (determined as of the date of the distribution of his vested interest, unadjusted by subsequent gains and losses, or in the case of a Participant who had no vested interest in his Account, determined as of the date his employment terminated) shall be restored as of the end of the Plan Year in which he is reemployed. In such case, the Participant's Account shall be restored first out of the forfeitures for such Plan Year and, if such forfeitures are insufficient to restore such Account, the Employer shall make a special contribution to the Plan to the extent necessary so that the Participant's Account is fully restored.

     (b) Partial or No Distributions. If a Participant's service with the Employer terminates and if part of his entire vested interest in his Account is distributed to him before he incurs five consecutive Breaks in Service, a separate remainder subaccount shall be established for that portion of the Participant's Account that is not vested. Such separate subaccount shall be forfeited at the earliest of (i) his date of death following termination of employment, or (ii) the end of the Plan Year in which the Participant incurs five consecutive Breaks in Service. If a Participant's service with the Employer terminates and if no part of his vested interest in his Account is distributed to him before he incurs five consecutive Breaks in Service, that portion of the Participant's Account that is not vested shall be forfeited at the earlier of (i) his date of death following termination of employment, or (ii) at the end of Plan Year in which the Participant incurs five consecutive Breaks in Service. If all or any portion of such a Participant's vested benefits are distributed before a forfeiture is permitted and if the Participant returns to work as an Employee after the distribution and before he incurs five consecutive Breaks in Service, his vested interest in such separate subaccount at any time shall be determined by applying the formula in Section 7.2(b)(ii).


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

          (c) No restoration made pursuant to subsection (a) or (b) shall be deemed to be Annual Additions for purposes of Article VI.

     7.6 Reinstatement of Benefit. If a vested benefit is forfeited because the Participant or Beneficiary cannot be found, such benefit (determined as of the date of forfeiture) will be reinstated if a claim is made by the Participant or Beneficiary, or if the Participant or Beneficiary is subsequently located by the Plan Administrator.

ARTICLE VIII - LOANS

     8.1  General Provisions.

          (a) Eligibility for Loans. If the Employer so elects in the Adoption Agreement, loans shall be made available to any Participant or Beneficiary who is a party-in-interest (as defined in section 3(14) of ERISA) on a reasonably equivalent basis. Loans will not be made to any shareholder-employee, Owner-Employee or Participant or Beneficiary who is not a party-in-interest (as defined in section 3(14) of ERISA). For purposes of this requirement, a shareholder-employee means an Employee or officer of an electing small business (subchapter S) corporation who owns (or is considered as owning within the meaning of section 318(a)(1) of the Code) on any day during the taxable year of such corporation more than 5% of the outstanding stock of the corporation.

          (b)  Spousal Consent Rules.

               (i) For Plan Years beginning before January 1, 2002 (or such earlier date elected by the Employer in the Optional Supplement), a Participant must obtain the consent of his or her spouse, if any, to use the Account as security for a loan. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan and must be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the Account is used for renegotiation, extension, renewal or other revision of the loan.

               (ii) Effective as of the first day of the Plan Year beginning on or after January 1, 2002 (or such earlier date elected by the Employer in the Optional Supplement), only if any portion of a Participant's Account used as security for a loan is subject to the joint and survivor annuity requirements of Article XI, must the Participant obtain the consent of his or her spouse, if any, to use such portion of his or her Account as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the vested Account is used for renegotiation, extension, renewal or other revision of the loan.

               If a valid spousal consent has been obtained in accordance with subsection (b)(i) or (b)(ii), then, notwithstanding any other provision of this Plan, the portion of the Participant's vested Account used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be reduced by the amount of the outstanding loan for purposes of determining the amount of the Account payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's vested Account (determined without regard to the preceding sentence) is payable to the Participant's surviving spouse, then the vested Account shall be adjusted by first reducing the vested Account by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse.

     8.2 Amount of Loan. Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees. Loans to any Participant or Beneficiary will not be made to the extent that such loan, when added to the outstanding balance of all other loans to the Participant or Beneficiary, would exceed the lesser of:


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

          (a) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made; or

          (b)  one-half of the vested Account of the Participant.

               For the purpose of the above limitation, all loans from all plans of the Employer and Affiliated Employers are aggregated.

     8.3 Manner of Making Loans. The Plan's loan program will be administered by the Plan Administrator. A request by a Participant for a loan shall be made to the Plan Administrator and shall specify the amount of the loan. The terms and conditions on which the Plan Administrator shall approve loans under the Plan shall be applied on a uniform and nondiscriminatory basis with respect to all Participants. If a Participant's request for a loan is approved by the Plan Administrator, the Plan Administrator shall furnish the Trustee with written instructions directing the Trustee to make the loan in a single sum payment of cash to the Participant. In making any loan payment under this Article, the Trustee shall be fully entitled to rely on the instructions furnished by the Plan Administrator and shall be under no duty to make any inquiry or investigation with respect thereto.

     8.4 Terms of Loan. Loans shall be made on such terms and subject to such limitations as the Plan Administrator may prescribe. Furthermore, any loan shall, by its terms, require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five years from the date of the loan, unless such loan is used to acquire a dwelling unit which, within a reasonable time (determined at the time the loan is made), will be used as the principal residence of the Participant. The rate of interest to be charged shall be determined by the Plan Administrator.

     8.5 Security for Loan. Any loan to a Participant under the Plan shall be secured by the pledge of the Participant's vested interest in his Account. Such pledge shall be evidenced by a promissory note by the Participant which shall provide that, in the event of any default by the Participant on a loan repayment, the Plan Administrator shall be authorized (to the extent permitted by law) to take any and all other actions necessary and appropriate to enforce collection of the unpaid loan. An assignment or pledge of any portion of the Participant's interest in the Plan will be treated as a loan under this Article.

     8.6 Segregated Investment. Loans shall be considered a Participant-directed investment.

     8.7 Repayment of Loan. The Plan Administrator shall have the sole responsibility for ensuring that a Participant timely makes all loan payments and for notifying the Trustee in the event of any default by the Participant on the loan. Each loan payment shall be paid to the Trustee and shall be accompanied by instructions from the Plan Administrator that identify the Participant on whose behalf the loan payment is being made. Loan payments will be suspended under the Plan as permitted under the terms and conditions of the loan program and loan document.

     8.8 Default on Loan. In the event of a default by a Participant on a loan payment, all remaining payments on the loan shall be immediately due and payable. The Plan Administrator shall take any and all actions necessary and appropriate to enforce collection of the unpaid loan. However, attachment of the Participant's Account pledged as security will not occur until a distributable event occurs under the Plan.

ARTICLE IX - IN-SERVICE WITHDRAWALS

     9.1 Withdrawal of Employee After-Tax Contributions, Rollover Contributions and Participant-Directed Transfer Contributions. Subject to any other applicable requirements of this Plan, any Participant who has made Employee After-Tax Contributions, Rollover Contributions or a Participant-Directed Transfer may have paid to him as an in-service withdrawal all or any portion of the value of his Employee After-Tax Contribution subaccount, his Rollover Contributions subaccount or his Participant-Directed Transfer subaccount in a single sum payment. No forfeitures will occur solely as a result of withdrawals from such subaccounts.


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

     9.2 Withdrawal After Attainment of Early or Normal Retirement Age. If elected by the Employer in the Section of the Adoption Agreement containing election options for in-service withdrawals upon attaining Early or Normal Retirement Age, a Participant shall be permitted to withdraw all or a portion of his vested Account on or after the attainment of age 59 1/2(or such later age designated by the Employer in such Section of the Adoption Agreement).

     9.3  Hardship Withdrawals.

          (a) General Rule. If the Employer so elects in the Adoption Agreement, distribution in a single sum payment of Elective Deferrals (and earnings thereon accrued as of the later of December 31, 1988, and the end of the last Plan Year ending before July 1, 1989) and/or the vested portion of Matching Contribution and Discretionary Profit Sharing Contribution subaccounts, as elected by the Employer in the Adoption Agreement, may be made to a Participant in the event of hardship.

               (Hardship distributions may not be made from Safe Harbor Contribution subaccounts). For the purposes of this Section, hardship is defined as an immediate and heavy financial need of the Participant where such Participant lacks other available resources.

          (b) Needs Considered Immediate and Heavy. The only financial needs considered immediate and heavy are the following:

               (i) Expenses incurred or necessary for medical care (within the meaning of section 213(d) of the Code) of the Employee, the Employee's spouse, children or dependents (as described in section 152 of the Code);

               (ii) Costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Employee;

               (iii) Payment of tuition, and related educational fees, and room and board expenses, for the next twelve months of post-secondary education for the Employee, the Employee's spouse, children or dependents; or

               (iv) The need to prevent the eviction of the Employee from, or a foreclosure on the mortgage of, the Employee's principal residence.

          (c) Necessary to Satisfy Need. A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Employee only if:

               (i) The Employee has obtained all distributions, other than hardship distributions, and all non-taxable loans under all plans maintained by the Employer;

               (ii) All plans maintained by the Employer provide that the
                    Employee's Elective Deferrals (and Employee contributions) will be suspended for twelve months after the receipt of the hardship distribution;

               (iii) The distribution is not in excess of the amount of an immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); and

               (iv) All plans maintained by the Employer provide that the
                    Employee may not make Elective Deferrals for the Employee's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under section 402(g) of the Code for such taxable year less the amount of such Employee's Elective Deferrals for the taxable year of the hardship distribution.

     9.4 Age 59 1/2 Withdrawals. If elected by the Employer in the Adoption Agreement, a Participant shall be permitted to withdraw all or a portion of his vested Account balance on or after the attainment of age 59 1/2.

     9.5 Manner of Making Withdrawals. Any withdrawal by a Participant under the Plan shall be made only after the Participant files a request with the Plan Administrator specifying the nature of the withdrawal (and the reasons therefore, if a hardship withdrawal) and the amount of funds requested to be withdrawn and, if applicable, including the spousal consent required under Article XI. Upon approving any withdrawal, the Plan Administrator shall furnish the Trustee with written instructions directing the Trustee to make the withdrawal in a single sum payment of cash to the Participant; provided, however,


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

          that in-service withdrawals after Early or Normal Retirement Age may be made in any form of distribution selected by the Employer in the Adoption Agreement. In making any withdrawal payment, the Trustee shall be fully entitled to rely on the instructions furnished by the Plan Administrator and shall be under no duty to make any inquiry or investigation with respect thereto.

     9.6 Limitations on Withdrawals. The Plan Administrator may prescribe uniform and nondiscriminatory rules and procedures limiting the number of times a Participant may make a withdrawal under the Plan during any Plan Year and the minimum amount a Participant may withdraw on any single occasion.

     9.7 Special Circumstances. Elective Deferral, Qualified Nonelective Contribution, Qualified Matching Contribution, Safe Harbor Matching Contribution and Safe Harbor Nonelective Contribution subac-counts may be distributed upon:

          (a) Plan Termination. Termination of the Plan without the establishment of another defined contribution plan, other than an employee stock ownership plan (as defined in section 4975(e)(7) of the Code) or a simplified employee pension plan (as defined in section 408(k) of the Code) or a SIMPLE IRA plan (as defined in section 408(p) of the Code).

          (b) Disposition of Assets. The disposition by a corporate Employer to an unrelated corporation of substantially all of the assets (within the meaning of section 409(d)(2) of the Code) used in a trade or business of such corporate Employer if such corporate Employer continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets.

          (c) Disposition of Subsidiary. The disposition by a corporate Employer to an unrelated entity of such corporate Employer's interest in a subsidiary (within the meaning of section 409(d)(3) of the Code) if such corporate Employer continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary.

               Distributions that are triggered by any of the foregoing events must be made in a single sum payment.

ARTICLE X - DISTRIBUTION PROVISIONS

     10.1 Retirement Distributions. If a Participant's Normal or Early Retirement Date should occur prior to the termination of his employment with the Employer, all amounts then credited to such Participant's Account shall become 100% vested regardless of the number of the Participant's Years of Vesting Service. If a Participant's employment with the Employer is terminated on or after his Early or Normal Retirement Date, such termination shall be deemed "Retirement," and the Plan Administrator shall direct the Trustee to take such action as may be necessary to distribute to such Participant, in one of the methods provided in Section 10.7, the value of his Account.

          (a) Deferred Retirement. If a Participant's employment continues after his Early or Normal Retirement Date, his participation in the Plan shall continue and, subject to Section 10.9, the distribution of his benefits shall be postponed until the earlier of (i) the date on which his Retirement becomes effective, or
               (ii) subject to applicable provisions of the Plan regarding in-service distribution, the date the Participant elects to receive his benefits.

          (b) Participant Status After Retirement. Upon a Participant's Retirement, his participation as an active Participant hereunder shall cease, subject to his right to share in contributions made with respect to the Plan Year of his Retirement if he otherwise qualifies for such contributions in such Plan Year.

     10.2 Death Benefits. Upon the death of a Participant before Retirement or before other termination of employment with the Employer, all amounts then credited to his Account shall become 100% vested, regardless of the number of his Years of Vesting Service. The Plan Administrator shall direct the Trustee to distribute the value of the Participant's Account, in one of the methods provided in Section 10.7, and at the time provided in Section 10.6, to any surviving Beneficiary designated by the Participant in accordance with the provisions of subsection (c) below.


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

(a) Death of Former Employee. Upon the death of a former Employee before distribution of his vested interest in his Account has begun, the Trustee, in accordance with the instructions of the Plan Administrator and in accordance with the provisions of this Article, shall take such action as may be necessary to distribute his vested interest in his Account, in one of the methods provided in Section 10.7 hereof and commencing at such time provided in Section 10.6, to any surviving Beneficiary designated in accordance with the provisions of subsection (c) below. Upon the death of a former Participant after distribution of his benefits has begun and before the entire vested interest in his Account has been distributed to him, the Plan Administrator shall direct the Trustee to distribute the remaining portion of such interest to any surviving Beneficiary designated in accordance with the provisions of subsection (c) below at least as rapidly as under the method of distribution being used as of the date of his death.

(b) Proof of Death. The Plan Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the vested interest of a deceased Participant or former Participant as it may deem desirable. The Plan Administrator's determination of death and of the right of any person to receive payment shall be conclusive.

(c) Beneficiary Designation. Each Participant may designate one or more primary Beneficiaries and one or more secondary Beneficiaries by filing written notice with the Plan Administrator on a form acceptable to the Plan Administrator. However, in the case of a married Participant, the Participant shall be deemed to have designated his surviving spouse as his sole primary Beneficiary, notwithstanding any contrary written notice, unless such spouse filed a written voluntary consent with the Plan Administrator irrevocably consenting to the Participant's designation of a non-spouse Beneficiary, which consent shall be notarized or witnessed by the Plan Administrator, and shall acknowledge the effect of the Participant's designation of Beneficiary. A married Participant may not subsequently change the designated non-spouse Beneficiary unless his spouse's voluntary consent acknowledges that the spouse has a right to consent to a specific beneficiary and expressly permits designations by the Participant without further spousal consent or his spouse has filed a written consent with the Plan Administrator, irrevocably consenting to such change, which consent shall be notarized or witnessed by the Plan Administrator, and shall acknowledge the effect of the change. Subject to the two preceding sentences, a Participant may change any designated Beneficiary by filing written notice of the change with the Plan Administrator in the form prescribed by the Plan Administrator. If any Participant fails to designate a Beneficiary, or if his designated Beneficiary or Beneficiaries do not survive the Participant, the Plan Administrator shall designate a Beneficiary or Beneficiaries on his behalf, in the following order:

     (i) The Participant's spouse, if living at the time of the Participant's death.

     (ii)   The Participant's issue, per stirpes.

     (iii)  The Participant's parents equally.

     (iv)   The estate of the Participant.

After a Participant's death, any actual Beneficiary of the deceased Participant may designate one or more primary beneficiaries and one or more secondary beneficiaries to receive the Beneficiary's interest in the Plan attributable to the Participant's benefits after the Beneficiary's death, to the extent such designation is not inconsistent with the Participant's beneficiary designation. If the Beneficiary fails to designate a beneficiary or if none of his designated beneficiaries survive him, the Plan Administrator shall, to the extent not inconsistent with the Participant's beneficiary designation, designate a beneficiary or beneficiaries on the Beneficiary's behalf, in the following order:

     (i) The Beneficiary's spouse, if living at the time of the Beneficiary's death.

     (ii)   The Beneficiary's issue, per stirpes.

     (iii)  The Beneficiary's parents equally.

     (iv)   The Beneficiary's estate.


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

10.3 Total and Permanent Disability Benefits. If, prior to his Retirement or other termination of employment with the Employer, the Plan Administrator determines that a Participant has incurred a Total and Permanent Disability, the Participant shall be deemed to have retired by reason of Total and Permanent Disability, and his Account shall become 100% vested, regardless of the number of his Years of Vesting Service. The Plan Administrator shall determine the date as of which such Retirement shall become effective. The Trustee, in accordance with the instructions of the Plan Administrator and in accordance with the provisions of this Article, shall take such action as may be necessary to distribute the value of the Participant's Account(s) to the Participant commencing at such time, and in one of the methods, provided in Sections 10.5 and 10.7 hereof.

10.4 Termination of Employment Prior to Retirement, Death or Total and Permanent Disability. If a Participant's employment with the Employer terminates for any reason other than Retirement, Total and Permanent Disability or death, the Plan Administrator shall direct the Trustee to take such action as may be needed to distribute to such Participant the vested portion of his Account, as determined in accordance with Article VII. Such distribution shall be made commencing at such time, and in one of the methods, provided in Sections 10.5 and 10.7 hereof.

10.5 Commencement of Lifetime Distributions.

     (a) Upon Retirement or Total and Permanent Disability. The distribution of benefits payable to a Participant who retires by reason of Retirement or Total and Permanent Disability shall commence as soon as is administratively feasible after a date on or after the Participant's Retirement as he elects, but in no event later than his required beginning date. Notwithstanding the foregoing provisions of this subsection (a), if such a Participant's total vested benefits do not exceed $5,000, his vested benefits shall be distributed to him in a single sum payment as soon as administratively feasible after his Retirement or termination of employment with the Employer by reason of Total and Permanent Disability.

     (b) Distribution Upon Termination of Employment and Restrictions on Immediate Distribution. If the value of a Participant's vested account balance derived from Employer and Employee contributions exceeds $5,000, and the account balance is immediately distributable, the Participant and the Participant's spouse (or where either the Participant or the spouse has died, the survivor) must consent to any distribution of such account balance. The consent of the Participant and the Participant's spouse shall be obtained in writing within the 90-day period ending on the annuity starting date. The annuity starting date is the first day of the first period for which an amount is paid as an annuity or any other form. The Plan Administrator shall notify the Participant and the Participant's spouse of the right to defer any distribution until the Participant's account balance is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values, of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of section 417(a)(3) of the Code and shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date. However, distribution may commence less than 30 days after the notice described in the preceding sentence is given provided the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether to elect distribution (and, if applicable, a particular distribution option), and the Participant, after receiving the notice, affirmatively elects a distribution.

          Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a qualified joint and survivor annuity while the account balance is immediately distributable. (Furthermore, if payment in the form of a qualified joint and survivor annuity is not required with respect to the Participant pursuant to Section 11.6 of the Plan, only the Participant need consent to the distribution of an account balance that is immediately distributable.) Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy section 401(a)(9) or 415 of the Code. In addition, upon termination of this Plan, if the Plan does not offer an annuity option (purchased from a commercial provider), the Participant's account balance will be distributed to the Participant or, if the Participant does not consent to an immediate distribution, transferred to another defined contribution plan (other than an employee stock ownership plan as defined in section 4975(e)(7) of the
          Code) within the same controlled group.


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

          An account balance is immediately distributable if any part of the account balance could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age 62.

          For purposes of determining the applicability of the foregoing consent requirements to distributions made before the first day of the first Plan Year beginning after December 31, 1988, the Participant's vested account balance shall not include amounts attributable to accumulated deductible employee contributions within the meaning of section 72(o)(5)(B) of the Code.

     (c)  Force-Outs. Notwithstanding the foregoing provisions of subsections
          (a) and (b), a Participant's vested benefits shall be distributed to him in a single sum payment as soon as is administratively feasible after the date on which his employment with the Employer terminated if his vested benefits:

          (i) for Plan Years beginning before August 6, 1997, do not exceed $3,500 (or did not exceed $3,500 at the time of any prior distribution),

          (ii) for Plan Years beginning after August 5, 1997, and for a distribution made prior to March 22, 1999, did not exceed $5,000 (or did not exceed $5,000 at the time of any prior distribution), and

          (iii) for a distribution made after March 21, 1999, that either did not exceed $5,000 or is a remaining payment under a selected optional form of payment that did not exceed $5,000 at the time the selected payment began.

          If a Participant would have received a distribution under the preceding sentence but for the fact that the Participant's vested Account exceeded $5,000 after the Participant's employment terminated and if at a later time such vested Account is reduced such that it is not greater than $5,000, the Plan Administrator may direct that the Participant will receive a distribution of such vested Account, and the nonvested portion will be forfeited. For the purposes hereof, if the value of a Participant's vested Account is zero, the Participant shall be deemed to have received a distribution of such Account.

     (d) Statutory Requirements. Unless the Participant elects otherwise, distribution of his benefits shall commence during the sixty day period immediately following the end of the Plan Year in which occurs the latest of:

          (i)    the Participant's Normal Retirement Age,

          (ii) the 10-year anniversary of the date on which the Participant commenced participation in the Plan, and

          (iii) the date the Participant's employment with the Employer terminates.

          Notwithstanding the foregoing, the failure of a Participant (and spouse, if applicable) to consent to a distribution while a benefit is immediately distributable, as defined in subsection (b), shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

     (e) In-Service Distributions. The distribution of a Participant's vested benefits shall not commence prior to the time his employment with the Employer terminates, except in the following circumstances:

          (i)    Withdrawals made in accordance with the provisions of Article
                 IX,

          (ii) Payments to an alternate payee pursuant to a qualified domestic relations order as described in section 414(p) of the Code, or

          (iii) Minimum required distributions made on and after his required beginning date.

10.6 Commencement of Death Benefits.

     (a) Subject to Section 10.9, if a Participant dies before his benefit payments have commenced, his death benefits, if any, shall be payable beginning at such reasonable time after the Participant's death as his Beneficiary elects, subject to and in accordance with the following provisions:


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

          (i) Non-Spouse Beneficiary. In the case of a Beneficiary other than the Participant's surviving spouse, benefits must commence no later than the December 31 that coincides with or immediately follows the fifth anniversary of the Participant's death. If the beginning date of such benefits is after the December 31 that coincides with or immediately follows the first anniversary of the Participant's death, the Beneficiary's entire interest in the Participant's death benefits must be distributed no later than the December 31 that coincides with or immediately follows the fifth anniversary of the Participant's death.

          (ii) Spouse Beneficiary. If the Participant's Beneficiary is the Participant's surviving spouse, the surviving spouse may elect to defer the commencement of benefits to the December 31 that coincides with or immediately follows the later of (i) the first anniversary of the Participant's death, or (ii) the date on which the Participant would have attained age 70 1/2. If the Participant's Beneficiary is his surviving spouse, and if his surviving spouse dies after the Participant dies but prior to the time the Participant's death benefits have commenced, the provisions of this Section 10.6 shall apply as if the surviving spouse were the Participant, except that the surviving spouse of the deceased Participant's surviving spouse shall not qualify as a surviving spouse.

          (iii) Election Period. Any election made by a Beneficiary under this Section must be made no later than the December 31 that coincides with or immediately follows the first anniversary of the Participant's death and must be irrevocable as of such date, except that if the Participant's Beneficiary is the Participant's surviving spouse, the surviving spouse may defer making such election to the earlier of (i) the December 31 that coincides with or immediately follows the fifth anniversary of the Participant's death, or (ii) the last date on which the surviving spouse could defer the commencement of benefits under paragraph (ii). If a Beneficiary fails to make a proper election hereunder, the Plan Administrator shall direct the Trustee to distribute the Beneficiary's interest in the Participant's death benefits in full no later than the December 31 that coincides with or immediately follows the fifth anniversary of the Participant's death.

     (b) If a Participant dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used before the Participant's death.

10.7 Methods of Distribution.

     (a) General Rule. Subject to Article XI, all benefits shall be distributed in accordance with one of the following methods selected by the Employer in the Adoption Agreement as the Participant or Beneficiary, as the case may be, may elect during the 90-day period before the date benefits commence:

          (i) In monthly, quarterly, semi-annual or annual installments over a period certain not to exceed the life expectancy of the Participant (or Beneficiary in the case of a Participant who dies prior to the time his benefits commenced) or the joint and last survivor life expectancy of the Participant and his Beneficiary so that the amount distributed in each Plan Year equals the amount determined by dividing the Participant's vested account balance on the last day of the immediately preceding Plan Year by the period certain determined in accordance with this paragraph (i) which shall be reduced by one for each Plan Year after the Plan Year in which the Participant's benefits commence.

          (ii) Payment to the Participant or Beneficiary in a single sum payment.

          (iii) A paid-up, nontransferable annuity contract (selected by the Plan Administrator) for the life of the Participant (or Beneficiary in the case of a Participant who dies prior to the time his benefits commenced) or the joint life of the Participant and the Participant's Beneficiary that complies with the requirements of the Plan.

          Payment of benefits generally shall be in cash. To the extent a Participant's vested Account is invested in qualifying employer securities (within the meaning of section 407(d)(5) of ERISA) or in a regulated investment company registered under the Investment Company Act of 1940 whose investment adviser is T. Rowe Price Associates, Inc. or any affiliate thereof or any successor thereto, the Participant may elect to have such benefits distributed in-kind.


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

     (b) Direct Rollover. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article X, for all distributions made on or after January 1, 1993, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. For purposes of this subsection, the following definitions shall apply:

          (i) An "eligible rollover distribution" is any distribution of all or a portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; any hardship distribution described in section 401(k)(2)(B)(i)(IV) of the Code received after December 31, 1998 (or, if elected by the Employer in the Optional Supplement, December 31, 1999); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (ii) An "eligible retirement plan" is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (iii) A "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic retirement order, as described section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

          (iv) A "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.

10.8 Missing Participants and Beneficiaries. If the Plan Administrator is unable to locate a Participant or Beneficiary entitled to vested benefits hereunder after making reasonable efforts to do so, the Plan Administrator may direct the Trustee to forfeit such vested benefits or direct the Trustee to continue to hold such Participant's or Beneficiary's Account. If the vested benefits are forfeited and if the Participant or Beneficiary subsequently is found or makes a claim for the benefits, the vested benefits will be reinstated in accordance with the provisions of Section 7.6.

10.9 Minimum Required Distributions. If the Participant's interest is to be distributed in other than a single sum before the required beginning date, the following minimum distribution rules, which shall be determined in accordance with proposed regulations under section 401(a)(9) of the Code, shall apply on or after the required beginning date notwithstanding any other provision of the Plan to the contrary:

     (a) Definitions. For the purposes of this Section 10.9, the following definitions shall apply:

          (i) Applicable Life Expectancy. The Life Expectancy (or joint and last survivor expectancy) is calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date Life Expectancy was first calculated. If Life Expectancy is being recalculated, the Applicable Life Expectancy shall be the Life Expectancy as so recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if Life Expectancy is being recalculated such succeeding calendar year(s). If annuity payments commence in accordance with Section 10.9(c) before the Required Beginning Date, the Applicable Calendar Year is the year such payments commence. If distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining interest, the Applicable Calendar Year is the year of purchase.


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

          (ii) Designated Beneficiary. The individual who is designated as the Beneficiary under the Plan on the Required Beginning Date in accordance with section 401(a)(9) of the Code and the proposed regulations thereunder.

          (iii) Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Section 10.6 above.

          (iv) Life Expectancy. Life Expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the Income Tax Regulations. Unless otherwise elected by the Participant (or spouse, in the case of distributions described in Section 10.6(b)(ii)) by the time distributions are required to begin, Life Expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The Life Expectancy of a non-spouse Beneficiary may not be recalculated.

          (v)    Participant's Benefit.

                 (A) The Account balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the Account balance as of dates in the calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date.

                 (B) For purposes of subparagraph (A) above, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

          (vi)   Required Beginning Date.

                 (A) General rule. The Required Beginning Date of a Participant is the first day of April of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or retires, except that benefit distributions to a Five Percent Owner must commence by the first day of April of the calendar year following the calendar year in which the Five Percent Owner attains age 70 1/2.

                 (B)  Transitional rules. Notwithstanding the foregoing:

                      (1) Any Participant attaining age 70 1/2 in 1996 may elect by December 31, 1997, to defer distributions until the calendar year following the calendar year in which the Participant retires.

                      (2) Any Participant attaining age 70 1/2 in years prior to 1997 may elect to stop distributions and recommence distributions by the April 1 of the calendar year following the calendar year in which the Participant retires. Unless the Employer elects otherwise in the Adoption Agreement, there is a new annuity starting date upon recommencement of distributions.

                 (C) Once distributions have begun to a Five Percent Owner under this subsection, they must continue to be distributed even if the Participant ceases to be a Five Percent Owner in a subsequent year.

     (b)  Individual Account.

          (i) If a Participant's benefit is to be distributed over (1) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Designated Beneficiary or
                 (2) a period not extending beyond the life


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

                 expectancy of the Designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first Distribution Calendar Year, must at least equal the quotient obtained by dividing the Participant's benefit by the Applicable Life Expectancy.

          (ii) For calendar years beginning before January 1, 1989, if the Participant's spouse is not the Designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

          (iii) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (1) the Applicable Life Expectancy or (2) if the Participant's spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of section 1.401(a)(9)-2 of the proposed regulations. Distributions after the death of the Participant shall be distributed using the Applicable Life Expectancy as the relevant divisor without regard to proposed regulations section 1.401(a)(9)-2.

          (iv) The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Employee's Required Beginning Date occurs, must be made on or before December 31 of the Distribution Calendar Year.

     (c) Other Forms. If the Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of section 401(a)(9) of the Code and the proposed regulations thereunder.

          For purposes of this Section 10.9, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

          For the purposes of this Section 10.9, distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if the last sentence of Section 10.6(a)(ii) is applicable, the date distribution is required to begin to the surviving spouse pursuant to the first sentence of Section 10.6(a)(ii). If distribution in the form of an annuity irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

     (d)  Transitional Rule.

          (i) Notwithstanding the other requirements of this Section and subject to the requirements of Article XI, distribution on behalf of any Employee, including a Five-Percent Owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

                 (A) The distribution by the Plan is one which would not have disqualified such Plan under section 401(a)(9) of the Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

                 (B) The distribution is in accordance with a method of distribution designated by the Employee whose interest in the Plan is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee.

                 (C) Such designation was in writing, was signed by the Employee or the Beneficiary, and was made before January 1, 1984.

                 (D) The Employee had accrued a benefit under the Plan as of December 31, 1983.


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

                      (E) The method of distribution designated by the Employee or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the Beneficiaries of the Employee listed in order priority.

               (ii) A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

               (iii) For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee or the Beneficiary to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in subparagraphs (d)(i)(A) and (E).

               (iv) If a designation is revoked, any subsequent distribution must satisfy the requirements of section 401(a)(9) of the Code and the proposed regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Plan must distribute, by the end of the calendar year following the calendar year in which the revocation occurs, the total amount not yet distributed which would have been required to have been distributed to satisfy section 401(a)(9) of the Code and the proposed regulations thereunder, but for the Code section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in section 1.401(a)(9)-2 of the proposed regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of the proposed regulations shall apply.

ARTICLE XI - JOINT AND SURVIVOR ANNUITY REQUIREMENTS

          The provisions of this Article shall take precedence over any conflicting provisions of the Plan.

     11.1 Applicability.

          Except as provided with respect to certain profit sharing plans in
          Section 11.6 of this Article, the provisions of this Article shall apply to any Participant who is credited with at least one Hour of Service with the Employer on or after August 23, 1984, and such other Participants as provided in Section 11.7.

     11.2 Definitions.

     For the purposes of this Article XI, the following definitions shall apply:

          (a) Annuity Starting Date. The first day of the first period for which an amount is paid as an annuity or any other form.

          (b) Election Period. The period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to the account balance as of the date of separation, the election period shall begin on the date of separation.

               A Participant who has not yet attained age 35 as of the end of any Plan Year may make a special qualified election to waive the Qualified Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant attains age 35. Such election shall not be valid unless the Participant receives a written explanation of the Qualified Preretirement Survivor Annuity in such terms as are comparable to the explanation required under
               Section 11.5. Qualified Preretirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this Article.


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

     (c) Earliest Retirement Age. The earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

     (d) Qualified Election. A waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity. Any waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall not be effective unless: (i) the Participant's Spouse consents in writing to the election; (ii) the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent);
          (iii) the Spouse's consent acknowledges the effect of the election; and (iv) the Spouse's consent is witnessed by a Plan representative or notary public. Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a Plan representative that there is no Spouse or that the Spouse cannot be located, a waiver will be deemed a qualified election.

          Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Section 11.5 below.

     (e) Qualified Joint and Survivor Annuity. An immediate nontransferable annuity for the life of the Participant with a survivor annuity for the life of the Spouse which is 50% of the amount of the annuity which is payable during the joint lives of the Participant and the Spouse and which is the amount of benefit which can be purchased with the Participant's vested Account balance.

     (f) Qualified Preretirement Survivor Annuity. An immediate nontransferable annuity for the life of the Participant's surviving Spouse, in such amount as may be purchased with the Participant's vested Account balance.

     (g) Spouse (surviving spouse). The spouse or surviving spouse of the Participant, provided that a former spouse will be treated as the spouse or surviving spouse (and a current spouse will not be treated as the spouse or surviving spouse to the extent provided) under a qualified domestic relations order as described in section 414(p) of the Code.

11.3 Qualified Joint and Survivor Annuity. Unless an optional form of benefit is selected pursuant to a Qualified Election within the 90-day period ending on the Annuity Starting Date, a married Participant's vested Account balance will be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Participant's vested Account balance will be paid in the form of a life annuity. The Participant may elect to have such annuity distributed upon attainment of the Earliest Retirement Age under the Plan.

11.4 Qualified Preretirement Survivor Annuity. Unless an optional form of benefit has been selected within the Election Period pursuant to a Qualified Election, if a Participant dies before his Annuity Starting Date, then the Participant's vested Account balance shall be applied toward the purchase of an annuity for the life of the surviving Spouse. The surviving Spouse may elect to have such annuity distributed immediately after the Participant's death.

11.5 Notice Requirements.

     (a)  In the case of a Qualified Joint and Survivor Annuity as described in
          Section 11.2(e), the Plan Administrator shall, no less than 30 days and no more than 90 days prior to the Annuity Starting Date, provide each Participant a written explanation of: (i) the terms and conditions of a Qualified Joint and Survivor Annuity; (ii) the Participant's right to make and the effect of an election to


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     waive the Qualified Joint and Survivor Annuity form of benefit; (iii) the rights of a Participant's Spouse; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity. If a distribution is in a form other than a Qualified Joint and Survivor Annuity, such distribution may commence less than 30 days after the notice required under this Section 11.5(a) is given, provided that:

     (i) The Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option);

     (ii) The Participant has a right to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the notice is provided to the Participant; and

     (iii) The Annuity Starting Date is a day after the date that the notice was provided to the Participant.

The Annuity Starting Date may be a date prior to the date the notice is provided to the Participant if the distribution does not begin until at least 30 days after such notice is provided, subject to the waiver of the 30-day period as described in this Section 11.5(a).

(b)  In the case of a Qualified Preretirement Survivor Annuity as described in
     Section 11.4, the Plan Administrator shall provide each Participant within the applicable notice period a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of
     Section 11.5(a) applicable to a Qualified Joint and Survivor Annuity.

     The applicable notice period means with respect to a Participant, whichever of the following periods ends last:

     (i) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35,

     (ii) a reasonable period ending after the individual becomes a Participant,

     (iii) a reasonable period ending after notice is required because of the cessation of a benefit subsidy as described in subsection (c) below,

     (iv) a reasonable period ending after this Article first applies to the Participant,

     (v) a reasonable period after separation from service in the case of a Participant who separates before attaining age 35.

     For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (ii), (iii) and (iv) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

(c) Notwithstanding the other requirements of this Section 11.5, the respective notices prescribed by this Section need not be given to a Participant if
     (i) the Plan "fully subsidizes" the costs of a Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity and (ii) the Plan does not allow the Participant to waive the Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity and does not allow a married Participant to designate a nonspouse Beneficiary. For purposes of this
     Section 11.5(c), a plan fully subsidizes the costs of a benefit if no increase in cost or decrease in benefits to the Participant may result from the Participant's failure to elect another benefit.

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

     (d) Notwithstanding the foregoing, a Participant's vested benefits shall not be distributed in the form of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity but shall be distributed to him in a single sum payment as soon as is administratively feasible after the date on which his employment terminated or the date of his death, respectively, if the value of his vested Account derived from Employer and Employee contributions does not exceed (or at the time of any prior distribution (i) in Plan Years beginning before August 6, 1997, did not exceed $3,500, or (ii) made during the period beginning on the first day of the Plan Year beginning after August 5, 1997, and ending on March 21, 1999, did not exceed) $5,000.

11.6 Special Rule for Profit Sharing Plans.

     (a) This Section shall apply to a Participant in a profit sharing plan, and to any distribution, made on or after the first day of the first Plan Year beginning after December 31, 1988, from or under a separate account attributable solely to accumulated deductible employee contributions, as defined in section 72(o)(5) of the Code, and maintained on behalf of a Participant in a money purchase pension plan (including a target benefit plan) if the following conditions are satisfied: (i) the Participant cannot or does not elect payments in the form of a life annuity, and (ii) on the death of the Participant, the Participant's vested Account will be paid to the Participant's surviving Spouse, but if there is no surviving Spouse, or, if the surviving Spouse has already consented in a manner conforming to a qualified election, then to the Participant's designated Beneficiary. The surviving Spouse may elect to have distribution of the vested Account commence within the 90-day period following the date of the Participant's death. The Account balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of Account balances for other types of distributions. However, this Section 11.6 shall not be operative with respect to the Participant if it is determined that this profit sharing plan is a direct or indirect transferee of a defined benefit plan, money purchase pension plan (including a target benefit plan), stock bonus or profit sharing plan which is subject to the survivor annuity requirement of sections 401(a)(11) and 417 of the Code. The preceding sentence shall apply only with respect to asset transfers completed after December 31, 1984, and if the transferred assets and income thereon are accounted for separately, then such sentence shall apply only with respect to the transferred assets (and income thereon). If this Section is operative, then except to the extent otherwise provided in Section 11.7, the other provisions of this Article shall be inoperative.

     (b) The Participant may waive the spousal death benefit described in this Section at any time provided that no such waiver shall be effective unless it satisfies the conditions that would apply to the Participant's waiver of the Qualified Preretirement Survivor Annuity.

     (c) For purposes of this Section 11.6, vested Account balances shall mean, in the case of a money purchase pension plan or a target benefit plan, the Participant's separate Account attributable solely to accumulated deductible employee contributions within the meaning of section 72(o)(5)(B) of the Code. In the case of a profit sharing plan, vested Account balance shall have the same meaning as otherwise provided in this plan document.

11.7 Transitional Rules.

     (a) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous Sections of this Article must be given the opportunity to elect to have the prior Sections of this Article apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least 10 Years of Vesting Service when he or she separated from service.

     (b) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with Section 11.7(d) of this Article.

     (c) The respective opportunities to elect (as described in subsections 11.7(a) and (b) above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.


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          (d)  Any Participant who has elected pursuant to subsection 11.7(b) of this Article and any Participant who does not elect under subsection 11.7(a) or who meets the requirements of subsection 11.7(a) except that such Participant does not have at least 10 Years of Vesting Service when he or she separates from service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity.

               (i) Automatic joint and survivor annuity. If benefits in the form of a life annuity become payable to a married Participant who:

                      (1) begins to receive payments under the Plan on or after Normal Retirement Age; or

                      (2) dies on or after Normal Retirement Age while still working for the Employer; or

                      (3) begins to receive payments on or after the qualified early retirement age; or

                      (4) separates from service on or after attaining Normal Retirement Age (or the qualified early retirement age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits;

                      then such benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least 6 months before the Participant attains qualified early retirement age and end not more than 90 days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.

               (ii) Election of early survivor annuity. A Participant who is employed after attaining the qualified early retirement age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The election period begins on the later of (1) the 90th day before the Participant attains the qualified early retirement age, or (2) the date on which Participation begins, and ends on the date the Participant terminates employment.

               (iii) Definitions. For purposes of this Section 11.7(d), qualified early retirement age is the latest of:

                      (1) the earliest date, under the Plan, on which the Participant may elect to receive retirement benefits,

                      (2) the first day of the 120th month beginning before the Participant reaches Normal Retirement Age, or

                      (3) the date the Participant begins participation in the Plan.

ARTICLE XII - TOP HEAVY PROVISIONS

     12.1 Applicability. Notwithstanding any other provisions of the Plan or Adoption Agreement to the contrary, if for any Plan Year the Plan becomes a Top Heavy Plan, the requirements of this Article XII of the Plan shall be applied for such Plan Year.

     12.2 Definitions. The following terms shall have the following meanings in the determination of whether the Plan is a Top Heavy Plan:

          (a) Determination Date. For the first Plan Year of the Plan, the last day of that Plan Year. For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year.

          (b) Employer. The Employer which adopted this Plan and any other Employer some or all of whose Employees participate in this Plan or in a retirement plan which is aggregated with this Plan as part of a Permissive or Required Aggregation Group.

          (c) Key Employee. Any Employee or former Employee (and the Beneficiaries of such Employee) who, at any time during the determination period, was an officer of the Employer if such individual's annual compensation exceeds 50% of the dollar limitation under section 415(b)(1)(A) of the Code,


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     an owner (or considered an owner under section 318 of the Code) of one of the ten largest interests in the Employer if such individual's compensation exceeds 100% of the dollar limitation under section 415(c)(1)(A) of the Code, a 5-percent owner of the Employer, or a 1-percent owner of the Employer who has annual compensation of more than $150,000. Annual compensation means Annual Additions Compensation as defined in Section 6.1(a). The determination period is the Plan Year containing the Determination Date and the four preceding Plan Years.

     The determination of who is a Key Employee will be made in accordance with section 416(i)(1) of the Code and the regulations thereunder.

(d) Non-Key Employee. Any Employee or former Employee (or any Beneficiary of such Employee) who is not considered to be a Key Employee.

(e) Permissive Aggregation Group. The Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of sections 401(a)(4) and 410 of the Code.

(f) Present Value. Present value shall be based on the interest and mortality rates specified in plan document.

(g) Required Aggregation Group. (i) Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (ii) any other qualified plan of the Employer which enables a plan described in (i) to meet the requirements of section 401(a)(4) or 410 of the Code.

(h) Top Heavy Plan. For any Plan Year beginning after December 31, 1983, this Plan is Top Heavy if any of the following conditions exist:

     (i) If the Top Heavy Ratio for this Plan exceeds 60% and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

     (ii) If this Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top Heavy Ratio for the group of plans exceeds 60%.

     (iii) If this Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

(i)  Top Heavy Ratio.

     (i) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the Determination Date(s) has or has had accrued benefits, the Top Heavy Ratio for this Plan alone or for the Required or Permissible Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the Determination Date(s)), both computed in accordance with section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under section 416 of the Code and the regulations thereunder.

     (ii) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top Heavy Ratio for any Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with paragraph (i)(i) above, and the Present Value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined


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

                          contribution plan or plans for all Participants, determined in accordance with paragraph (i)(i) above, and the Present Value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date(s), all determined in accordance with section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top Heavy Ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the Determination Date.

                   (iii) For purposes of paragraphs (i)(i) and (i)(ii) above, the value of account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant (A) who is not a Key Employee but who was a Key Employee in a prior year, or (B) who has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the 5-year period ending on the Determination Date will be disregarded. The calculation of the Top Heavy Ratio, and the extent to which distributions, rollovers, nonde-ductible employee contributions and transfers are taken into account will be made in accordance with section 416(g) of the Code and the regulations thereunder. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

                   The accrued benefit of a Participant other than a Key Employee shall be determined under (A) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (B) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of section 411(b)(1)(C) of the Code.

         12.3 Minimum Allocation.

              (a) Except as otherwise provided in subsections (c) and (d) below, the Employer contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent of such Participant's Annual Additions Compensation or, in the case where the Employer has no defined benefit plan which designates this Plan to satisfy section 401 of the Code, the largest percentage of Employer contributions and forfeitures, as a percentage of the Key Employee's Annual Additions Compensation, as limited by section 401(a)(17) of the Code, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (i) the Participant's failure to complete 1,000 Hours of Service (or any equivalent provided in the Plan), (ii) the Participant's failure to make mandatory Employee contributions to the Plan, or (iii) compensation less than a stated amount. Neither Elective Deferrals, Matching Contributions, Safe Harbor Matching Contributions nor ACP Test Only Safe Harbor Matching Contributions may be taken into account for the purpose of satisfying the minimum Top-Heavy contribution requirements.

              (b) For purposes of computing the minimum allocation, Annual Additions Compensation will mean Annual Additions Compensation as defined in Section 6.1(a) of the Plan, as limited by section 401(a)(17) of the Code.

              (c) The provision in (a) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

              (d) The provision in (a) above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has provided in the Adoption Agreement that the minimum allocation or benefit requirement applicable to Top-Heavy plans will be met in the other plan or plans.

              (e) The minimum allocation or benefit requirement applicable to Top-Heavy plans (to the extent required to be nonforfeitable under section 416(b) of the Code) may not be forfeited under section 411(a)(3)(B) or 411(a)(3)(D) of the Code.


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              (f)  If Employees are covered under both a Top-Heavy defined benefit plan and defined contribution plan of the Employer, the denominators of the defined benefit and defined contribution fractions (as described in Section 6.1 of the Plan) shall be computed by substituting a factor of 1.0 for
                   1.25. However, if the Top-Heavy Ratio does not exceed 90%, the Employer may use a factor of 1.25 in the fractions provided one of the following is used to satisfy the minimum contribution requirements:

                   (i) a minimum benefit of 3% per year of service (up to 30%) is provided in the defined benefit plan;

                   (ii) a minimum contribution of 7 1/2% is provided in the defined contribution plan; or

                   (iii) a minimum contribution of 4% is provided in the defined contribution plan and a minimum benefit of 3% per year of service (up to 30%) is provided in the defined benefit plan.

         12.4 Vesting. For any Plan Year in which this Plan is Top-Heavy, one of the minimum vesting schedules as elected by the Employer in the Adoption Agreement will automatically apply to the Plan. The minimum vesting schedule applies to all benefits within the meaning of section 411(a)(7) of the Code except those attributable to Employee contributions, including benefits accrued before the effective date of section 416 of the Code and benefits accrued before the Plan became Top-Heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as Top-Heavy changes for any Plan Year. However, this Section does not apply to the account balances of any Employee who does not have an Hour of Service after the Plan has initially become Top-Heavy, and such Employee's account balance attributable to Employer contributions and forfeitures will be determined without regard to this Section.

ARTICLE XIII - ADMINISTRATION OF PLAN

         13.1 Duties and Responsibility of Fiduciaries; Allocation of Fiduciary Responsibility. A fiduciary to the Plan shall have only those specific powers, duties, responsibilities and obligations as are explicitly given him under the Plan and Trust Agreement. In general, the Employer shall have the sole responsibility for making contributions to the Plan required under Article III of the Plan, appointing the Trustee and the Plan Administrator, and determining the Investment Options available for investment under the Plan. The Plan Administrator shall have the sole responsibility for the administration of the Plan, as more fully described in Section 13.2. It is intended that each fiduciary shall not be responsible for any act or failure to act of another fiduciary. A fiduciary may serve in more than one fiduciary capacity with respect to the Plan. When T. Rowe Price Trust Company acts as Trustee of a plan, it acts solely as a directed trustee.

         13.2 Powers and Responsibilities of the Plan Administrator.

              (a) Administration of the Plan. The Plan Administrator shall have all powers necessary to administer the Plan and total discretion in interpreting and applying the provisions of the Plan, including, but not limited to, the power to construe and interpret the Plan documents; to decide all questions relating to an individual's eligibility to participate in the Plan; to determine the amount, manner and timing of any distribution of benefits or any withdrawal under the Plan; to approve and ensure the repayment of any loan to a Participant under the Plan; to resolve any claim for benefits; and to appoint or employ advisors, including legal counsel, to render advice with respect to any of the Plan Administrator's responsibilities under the Plan. Any construction, interpretation or application of the Plan by the Plan Administrator shall be final, conclusive and binding. All actions by the Plan Administrator shall be taken pursuant to uniform standards applied to all persons similarly situated. The Plan Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan.

              (b) Furnishing Trustee with Instructions. The Plan Administrator shall be responsible for furnishing the Trustee with written instructions regarding all contributions to the Trust, all distributions to Participants and all loans to Participants. In addition, the Plan Administrator shall be responsible for furnishing the Trustee with any further information respecting the Plan which the Trustee may request for the performance of its duties or for the purpose of making any returns to the Internal Revenue Service or Department of Labor as may be required of the Trustee.


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              (c)  Application and Forms for Benefits. The Plan Administrator
                   may require a Participant or Beneficiary to complete and file with it an application for a benefit and to furnish all pertinent information requested by it. The Plan Administrator may rely upon all such information so furnished to it, including the Participant's or Beneficiary's current mailing address.

         13.3 Allocation of Duties and Responsibilities. The Plan Administrator may by written instrument allocate among its members or Employees any of its duties and responsibilities not already allocated under the Plan or may designate persons other than members or Employees to carry out any of the Plan Administrator's duties and responsibilities under the Plan. Any such duties or responsibilities thus allocated must be described in the written instrument. Such person must acknowledge in writing his acceptance of the duties and responsibilities allocated to him.

         13.4 Appointment of the Plan Administrator. The Employer shall designate in the Adoption Agreement the Plan Administrator which shall administer the Employer's Plan. Such Plan Administrator may consist of an individual, a committee of two or more individuals, whether or not, in either such case, the individual or any of such individuals are Employees of the Employer, a consulting firm or other independent agent, the Trustee (with its written consent) or the Employer itself. Except as the Employer shall otherwise expressly determine, the Plan Administrator shall be charged with the full power and the responsibility for administering the Plan in all its details. If no Plan Administrator has been appointed by the Employer, or if the person designated as Plan Administrator by the Employer is not serving as such for any reason, the Employer shall be deemed to be the Plan Administrator of the Plan. The Plan Administrator may be removed by the Employer, or may resign by giving notice in writing to the Employer, and in the event of the removal, resignation or death, or other termination of service by the Plan Administrator, the Employer shall, as soon as practicable, appoint a successor Plan Administrator, such successor thereafter to have all of the rights, privileges, duties and obligations of the predecessor Plan Administrator.

         13.5 Expenses. All expenses of the Plan and Trust (including Trustee's fees) shall, unless paid by the Employer, be paid from the Trust.

         13.6 Liabilities. The Plan Administrator and each person to whom duties and responsibilities have been allocated pursuant to this Plan document may be indemnified and held harmless by the Employer with respect to any alleged breach of responsibilities performed or to be performed hereunder. The Employer and each Affiliated Employer shall indemnify and hold harmless the Sponsor against all claims, liabilities, fines and penalties and all expenses reasonably incurred by or imposed upon it (including, but not limited to, reasonable attorneys' fees) which arise as a result of actions or failure to act in connection with the operation and administration of the Plan.

         13.7 Claims Procedure.

              (a) Filing a Claim. Any Participant or Beneficiary under the Plan may file a written claim for a Plan benefit with the Plan Administrator or with a person named by the Plan Administrator to receive claims under the Plan. The Plan Administrator shall have sole and total discretion in resolving claims.

              (b) Notice of Denial of Claim. In the event of a denial or limitation of any benefit or payment due to or requested by any Participant or Beneficiary under the Plan ("claimant"), claimant shall be given a written notification containing specific reasons for the denial or limitation of his benefit. The written notification shall contain specific reference to the pertinent Plan provisions on which the denial or limitation of his benefit is based. In addition, it shall contain a description of any other material or information necessary for the claimant to perfect a claim and an explanation of why such material or information is necessary. The notification shall further provide appropriate information as to the steps to be taken if the claimant wishes to submit his claim for review. This written notification shall be given to a claimant within 90 days after receipt of his claim by the Plan Administrator unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of said 90-day period, and such notice shall indicate the special circumstances which make the postponement appropriate.


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

              (c) Right of Review. In the event of a denial or limitation of his benefit, the claimant or his duly authorized representative shall be permitted to review pertinent documents and to submit to the Plan Administrator issues and comments in writing. In addition, the claimant or his duly authorized representative may make a written request for a full and fair review of his claim and its denial by the Plan Administrator; provided, however, that such written request must be received by the Plan Administrator (or its delegate to receive such requests) within 60 days after receipt by the claimant of written notification of the denial or limitation of the claim, or within 60 days after the claimant knew (or should have known) of any other determination by the Plan Administrator. The 60-day requirement may be waived by the Plan Administrator in appropriate cases.

              (d) Decision on Review. A decision shall be rendered by the Plan Administrator within 60 days after the receipt of the request for review, provided that where special circumstances require an extension of time for processing the decision, it may be postponed on written notice to the claimant (prior to the expiration of the initial 60-day period) for an additional 60 days after the receipt of such request for review. Any decision by the Plan Administrator shall be furnished to the claimant in writing and shall set forth the specific reasons for the decision and the specific Plan provisions on which the decision is based.

              (e) Court Action. No Participant or Beneficiary shall have the right to seek judicial review of a denial of benefit, or to bring any action in any court to enforce a claim for benefits prior to filing a claim for benefits or exhausting his rights to review under this Section 13.7.

ARTICLE XIV - AMENDMENT, TERMINATION AND MERGER

         14.1 Amendments.

              (a) The Employer expressly recognizes the authority of the Sponsor to amend this prototype plan and trust from time to time, except with respect to elections of the Employer in the Adoption Agreement and the Optional Supplement, and the Employer shall be deemed to have consented to any such amendment. The Employer shall receive a written instrument indicating the amendment of the prototype plan and trust, and such amendment shall become effective as of the effective date of such instrument. No such amendment shall in any way impair, reduce or affect any Participant's vested and nonforfeitable rights in the Trust.

              (b) The Employer may (i) change the choice of options in the Adoption Agreement, (ii) add overriding language in the Adoption Agreement when such language is necessary to (A) satisfy section 415 or 416 of the Code because of the required aggregation of multiple plans, or (B) preserve benefits protected under section 411(d)(6) of the Code, and
                   (iii) add certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as individually designed. If the Plan is amended by the Employer for any other reason, including a waiver of the minimum funding requirement under section 412(d) of the Code, or if the Plan fails to attain or retain qualification, the Plan will no longer participate in this master or prototype plan and will be considered an individually designed plan.

              (c) No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. Notwithstanding the preceding sentence, a Participant's Account may be reduced to the extent permitted under section 412(c)(8) of the Code. For purposes of this subsection, a Plan amendment which has the effect of decreasing a Participant's Account with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of the Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's right to his Account will not be less than his percentage computed under the Plan without regard to such amendment. No amendment to the Plan shall be effective to eliminate or restrict an optional form of benefit. The preceding sentence shall not apply to a Plan amendment that eliminates or restricts the ability of a Participant to receive payment of his or her Account balance under a particular optional form of benefit if the amendment satisfies the conditions in (i) and (ii) below:


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

                   (i) The amendment provides a single-sum distribution form that is otherwise identical to the optional form of benefit eliminated or restricted. For purposes of this condition (i), a single-sum distribution form is otherwise identical only if it is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provides greater rights to the Participant) except with respect to the timing of payments after commencement.

                   (ii) The amendment is not effective unless the amendment provides that the amendment shall not apply to any distribution with an annuity starting date earlier than the earlier of: (A) the 90th day after the date the Participant receiving the distribution has been furnished a summary that reflects the amendment and that satisfies the ERISA requirements at 29 CFR 2520.104b-3 relating to a summary of material modifications or (B) the first day of the second Plan Year following the Plan Year in which the amendment is adopted.

                   In addition, the Employer may amend the Plan to eliminate or restrict optional forms of benefit for in-kind distributions and/or elective transfers in accordance with section 411(d)(6) of the Code and the regulations thereunder.

         14.2 Plan Termination; Discontinuance of Employer Contributions.

              (a) The Employer may terminate the Plan at any time in whole or in part. In the event of the dissolution, merger, consolidation or reorganization of the Employer, the Plan shall automatically terminate and the Trust shall be liquidated as provided in subsection (b) below unless the Plan is continued by a successor Employer in accordance with
                   Section 14.3.

              (b) Upon the complete or partial termination of the Plan or the complete discontinuance of Employer contributions under the Plan, the Account balances of all Participants affected thereby shall become fully vested and nonforfeitable, and, after taking all steps necessary to ensure qualification of the Plan upon termination, the Plan Administrator shall direct the Trustee to distribute assets remaining in the Trust, after payment of any expenses properly chargeable thereto, to Participants or their Beneficiaries.

         14.3 Successor Employer. In the event of the dissolution, merger, consolidation or reorganization of the Employer, provision may be made by which the Plan and Trust shall be continued by the successor employer, in which case such successor employer shall be substituted for the Employer under the Plan. The substitution of the successor employer shall constitute an assumption of Plan liabilities by the successor employer, and the successor employer shall have all powers, duties and responsibilities of the Employer under the Plan.

         14.4 Merger, Consolidation or Transfer. In the event of a merger or consolidation of the Plan with, or transfer of assets or liabilities of the Plan to, any other plan, the transaction shall be structured so that each Participant would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated).

ARTICLE XV - MISCELLANEOUS PROVISIONS

         15.1 Exclusive Benefit of Participants and Beneficiaries.

              (a) All assets of the Trust shall be retained for the exclusive benefit of Participants and their Beneficiaries and shall be used only to pay benefits to such persons or to pay reasonable fees and expenses of the Trust and of the administration of the Plan. The assets of the Trust shall not revert to the benefit of the Employer, except as otherwise specifically provided in subsection (b).

              (b) Contributions to the Trust under this Plan are subject to the following conditions:

                   (i) If a contribution or any part thereof is made to the Trust by the Employer under a mistake of fact, such contribution or part thereof shall be returned to the Employer within one year after the date the contribution is made;

                   (ii) In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Code, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one year after the date the initial


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

                          qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe; and

                   (iii) Contributions to the Trust are specifically conditioned on their deductibility under the Code and, to the extent a deduction is disallowed for any such contribution, such amount (to the extent so disallowed) shall be returned to the Employer within one year after the date of the disallowance of the deduction.

         15.2 Nonguarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee, or as a right of any Employee to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees, with or without cause.

         15.3 Rights to Trust Assets. No Employee, Participant or Beneficiary shall have any right to, or interest in, any assets of the trust upon termination of employment or otherwise, except as provided under the Plan. All payments of benefits under the Plan shall be made solely out of the assets of the Trust.

         15.4 Nonalienation of Benefits. Except as provided under Article VIII of the Plan with respect to Plan loans, benefits payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, voluntary or involuntary; provided, however, that the Plan Administrator shall not be precluded from complying with a qualified domestic relations order described in section 414(p) of the Code, or any domestic relations order entered before January 1, 1985. Any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. The Trust shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

         15.5 Gender. The use of the masculine pronoun shall extend to and include the feminine gender, and the use of the feminine pronoun shall extend to and include the masculine gender, wherever appropriate; the use of the singular shall include the plural, and the use of the plural shall include the singular, wherever appropriate.

         15.6 Titles and Headings. The titles or headings of the respective Articles and Sections are inserted merely for convenience and shall be given no legal effect.

         15.7 Failure of Employer's Plan to Qualify. If the Employer's Plan fails to attain or retain qualification, such Plan will no longer participate in this prototype plan and will be considered an individually designed plan.

         15.8 Compliance with Laws, Rules and Regulations. If any of the provisions of this Plan or of the Trust Agreement are at any time in any way inconsistent with any laws of the United States of America or the laws of any state if not preempted by ERISA, or any regulations of the Internal Revenue Service, U.S. Department of Labor, or any other Federal or state regulatory authority, in a manner that adversely affects the qualified status of the Plan under section 401(a) of the Code or the tax-exempt status of the Trust under section 501(a) of the Code, or may result in any civil penalties under ERISA or any other law, then the Employer, the Plan Administrator and the Trustee shall comply with the requirements of such laws or regulations, rather than with the provisions of the Plan and Trust which are inconsistent therewith. The Employer, the Plan Administrator and the Trustee shall incur no liability for following such laws, rules or regulations.

         15.9 Military Service. Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Code.


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

EGTRRA AMENDMENT TO THE
T. ROWE PRICE TRUST COMPANY
PROTOTYPE 401(k) RETIREMENT PLAN

PREAMBLE

         1. Adoption and effective date of amendment. This amendment of the T. Rowe Price Trust Company Prototype 401(k) Retirement Plan basic plan document #03 ("plan") is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001, but shall not apply to taxable, plan or limitation years beginning after December 31, 2010.

         2. Supersession of inconsistent provisions. This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.

ARTICLE I - PLAN LOANS FOR OWNER-EMPLOYEES AND SHAREHOLDER EMPLOYEES

         Effective for plan loans made after December 31, 2001, plan provisions prohibiting loans to any owner-employee or shareholder-employee shall cease to apply.

ARTICLE II - LIMITATIONS ON CONTRIBUTIONS

         2.1. Effective date. This article shall be effective for limitation years beginning after December 31, 2001.

         2.2. Maximum annual addition. Except to the extent permitted under article IX of this amendment and section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant's account under the plan for any limitation year shall not exceed the lesser of:

              (a) $40,000, as adjusted for increases in the cost-of-living under section 415(d) of the Code, or

              (b) 100 percent of the participant's compensation, within the meaning of section 415(c)(3) of the Code, for the limitation year.

              The compensation limit referred to in (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of section 401(h) or section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

ARTICLE III - INCREASE IN COMPENSATION LIMIT

         The annual compensation of each participant taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with section 401(a)(17)(B) of the Code. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

ARTICLE IV - MODIFICATION OF TOP-HEAVY RULES

         4.1. Effective date. This article shall apply for purposes of determining whether the plan is a top-heavy plan under section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of section 416(c) of the Code for such years. This section amends Article XII of the plan.

         4.2. Determination of top-heavy status.

              (a) Key employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

              (b) Determination of present values and amounts. This section 4.2(b) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

                   (i) Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

                   (ii) Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

         4.3. Minimum benefits.

              (a) Matching contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of section 416(c)(2) of the Code and the plan. The preceding sentence shall apply with respect to matching contributions under the plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, under such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of section 401(m) of the Code.

              (b) Contributions under other plans. The employer may provide in the EGTRRA Adoption Agreement that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of section 401(k)(12) of the Code and matching contributions with respect to which the requirements of section 401(m)(11) of the Code are met).

         4.4  Exception to top-heavy rules. The top-heavy requirements of section 416 of the Code and Article XII of the plan shall not apply in any year beginning after December 31, 2001, in which the plan consists solely of a cash or deferred arrangement which meets the requirements of section 401(k)(12) of the Code and matching contributions with respect to which the requirements of section 401(m)(11) of the Code are met.

ARTICLE V - VESTING OF EMPLOYER MATCHING CONTRIBUTIONS

         5.1. Applicability. This article shall apply to all participants with accrued benefits derived from employer matching contributions.

         5.2. Vesting schedule. A participant's accrued benefit derived from employer matching contributions shall vest as provided by the employer in the EGTRRA Adoption Agreement. If the vesting schedule for employer matching contributions in Option 3 of Article II.A of the EGTRRA Adoption Agreement is elected, the election in the section of the plan that provides for the election of the former vesting schedule under 411(a)(10) of the Code shall apply. If elected by the Employer in the EGTRRA Adoption Agreement, the vesting schedule elected in the EGTRRA Adoption Agreement shall apply to all employer contributions.

ARTICLE VI - DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS

         6.1. Effective date. This article shall apply to distributions made after December 31, 2001.


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

         6.2. Modification of definition of eligible retirement plan. For purposes of the direct rollover provisions in Article X of the plan, an eligible retirement plan shall also mean an annuity contract described in section 403(b) of the Code and an eligible plan under section 457(b) of the Code that is maintained by a state, political subdivision of a state or any agency or instrumentality of a state or political subdivision of a state and that agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order as defined in section 414(p) of the Code.

         6.3. Modification of definition of eligible rollover distribution to exclude hardship distributions. For purposes of the direct rollover provisions in Article X of the plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution, and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

         6.4. Modification of definition of eligible rollover distribution to include after-tax employee contributions. For purposes of the direct rollover provisions in Article X of the plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in section 408(a) or (b) of the Code or to a qualified defined contribution plan described in section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

ARTICLE VII - ROLLOVERS FROM OTHER PLANS

         If elected by the employer in the EGTRAA Adoption Agreement, the plan will accept participant rollover contributions and/or direct rollovers of distributions made after December 31, 2001, from the types of plans specified in the EGTRAA Adoption Agreement, beginning on the effective date specified in the EGTRAA Adoption Agreement.

ARTICLE VIII - REPEAL OF MULTIPLE USE TEST

         The multiple use test described in Treasury Regulation section 1.401(m)-2 and Article III of the plan shall not apply for plan years beginning after December 31, 2001.

ARTICLE IX - CATCH-UP CONTRIBUTIONS

         If elected by the employer in the EGTRRA Adoption Agreement, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of section 401(k)(3), 401(k)(11), 401(k)(12), 410(b) or
         416 of the Code, as applicable, by reason of the making of such catch-up contributions. If elected by the Employer in the EGTRRA Adoption Agreement, such catch-up contributions shall be counted in determining the amount of a participant's employer matching contributions.

ARTICLE X - SUSPENSION PERIOD AND CODE SECTION 402(g) LIMIT FOLLOWING HARDSHIP DISTRIBUTION

         10.1 Suspension period. A participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution. A participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for the period specified in the provisions of the plan relating to suspension of elective deferrals that were in effect prior to this amendment.

         10.2 Elimination of reduced Code section 402(g) limit after suspension period ends. With respect to hardship distributions made after December 31, 2001, the post-hardship suspension contribution limit in Treasury regulation section 1.401(k)-1(d)(2)(iv)(B)(3) is eliminated.


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

ARTICLE XI - DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT

         11.1. Effective date. If elected by the employer in the EGTRAA Adoption Agreement, this section shall apply for distributions and severances from employment occurring after the date specified in the EGTRAA Adoption Agreement.

         11.2. New distributable event. A participant's elective deferrals, qualified nonelective contributions, qualified matching contributions and earnings attributable to these contributions shall be distributed on account of the participant's severance from employment. However, such a distribution shall be subject to the other provisions of the plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

401(k) RETIREMENT PLAN
TRUST AGREEMENT

The Employer has established a Plan to provide retirement, death and disability benefits for eligible Employees and their Beneficiaries pursuant to section 401 of the Internal Revenue Code of 1986, as amended. As part of the Plan, the Employer has requested such person or persons (individual, corporate, or other entity), as may be designated in the Adoption Agreement, to serve as Trustee pursuant to the Trust established for the investment of contributions under the Plan upon the terms and conditions set forth in this Trust Agreement.

Unless the context of this Trust Agreement clearly indicates otherwise, the terms defined in Article I of the Plan entered into by the Employer, of which this Trust Agreement forms a part, shall, when used herein, have the same meaning as in said Plan.

ARTICLE I - THE TRUST FUND

         1.1 Establishment of Trust Fund. The Employer hereby establishes with the Trustee a trust fund consisting of such sums of U. S. currency and such other property acceptable to the Trustee as shall from time to time be paid to the Trustee pursuant to this Trust Agreement. All such money and property, together with all investments and reinvestments made therewith and proceeds thereof, less any payments or distributions made by the Trustee pursuant to the terms of this Trust Agreement, are referred to as the Trust Fund. The Trustee hereby accepts the Trust Fund and agrees to hold it in accordance with the express provisions of this instrument and the requirements of law.

         1.2 Named Fiduciary. The Administrator, as set forth in the Adoption Agreement, shall have exclusive authority with respect to the management and control of the Trust Fund in accordance with the Plan and this Trust Agreement and shall be acting as a "Named Fiduciary" of the Plan in the performance of such activities. The term "Named Fiduciary," as used throughout this Trust Agreement, is deemed to refer to the Named Fiduciary of the Plan, as set forth in this Section 1.2, and its duly authorized representatives.

         1.3 Nature of Trustee's Duties. In performing its duties hereunder, the Trustee shall serve solely in the capacity of a directed trustee within the meaning of section 403(a)(1) of ERISA. The Trustee shall not be deemed to be the "administrator" as defined in ERISA section 3(16)(A), the "plan sponsor" as defined in ERISA section 3(16)(B), or a trustee with discretion to perform more than the express ministerial duties pursuant to the terms of this Trust Agreement.

         1.4  Limitation of Trustee's Duties. The Trustee shall have no duty to:
              (a) determine or enforce payment of any contribution due under the Plan; (b) inquire whether any contribution made to the Trust Fund is in accordance with the terms of the Plan or law; (c) determine the adequacy of the funding policy adopted by the Employer or the Named Fiduciary; (d) inquire as to the propriety of any investment or distribution made under the Plan; or (e) ensure the tax qualified status of the Plan under the Code.

ARTICLE II - ACCOUNTS

         2.1 Establishing Accounts. The Trustee shall open and maintain, as part of the Trust Fund, Participant accounts for such individuals as the Administrator shall, from time to time, give written notice to the Trustee as being Participants in the Plan. At the direction of the Administrator, the Trustee shall also open and maintain such other accounts as may be appropriate or desirable to aid in the administration of the Plan. A separate account shall be maintained for each Participant and shall be credited with the contributions made and any forfeitures allocated to each such Participant pursuant to the Plan (and all earnings thereon).

         2.2 Charges Against Accounts. Upon receipt of written instructions from the Administrator, the Trustee shall charge the appropriate account of the Participant for any withdrawals or distributions made under the Plan and any forfeiture of unvested interests attributable to Employer contributions which may be required under the Plan. The Administrator will give written instructions to the Trustee specifying the manner in which Employer contributions and any forfeiture of the nonvested portion of accounts, as allocated by the Administrator in accordance with the provisions of the Plan, are to be credited to the various accounts maintained for Participants.


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         2.3  Receipt of Contributions. The Trustee shall accept and hold in the
              Trust Fund contributions made by the Employer and Participants under the Plan. The Administrator shall give written instructions to the Trustee specifying the specific Participants' accounts to which contributions are to be credited, the amount of each such credit which is attributable to Employer contributions and the amount, if any, which is attributable to the Participants' required or voluntary contributions. If written instructions are not received by the Trustee, or if such instructions are received but are deemed by the Trustee to be unclear, upon notice to the Employer, the Trustee shall hold such contribution in cash, without liability for rising security prices or distributions made, pending receipt by it from the Administrator of written instructions or other clarification. If any contributions or earnings are less than any minimum which the then current prospectus for the Investment Options require, the Trustee may hold the specified portion of contribution or earnings in cash, without interest, until such time as the proper amount has been contributed or earned so that the investment in the Investment Options required under the Plan may be made.

ARTICLE III - INVESTMENT OF THE TRUST FUND

         3.1 Investment of the Trust Fund - In General. The Named Fiduciary shall be solely responsible for directing the Trustee as to the investment and disposition of the Trust Fund and shall have responsibility for the overall diversification of the Trust Fund. The Trustee shall invest and reinvest the Trust Fund only as directed and the Trustee is specifically prohibited from having or exercising any discretion with respect to the investment of the Trust Fund.

         3.2  Investment Powers of the Trustee. Subject to the limitations of
              Section 3.1, the Trustee shall invest and reinvest the Trust Fund as directed, free from any limitations imposed by state law on investments of trust funds and without distinction between income and principal, in any investment approved by the Named Fiduciary, including equity or debt securities, insurance policies and contracts, savings and time deposits, investment contracts issued by a bank, insurance company or other financial or similar institution, short-term instruments of deposit, registered investment companies (including any investment company, the advisor of which is an affiliate of the Trustee), investment partnerships or other pooled investments funds, common, collective or group trust funds (including any such fund held or maintained by the Trustee or an affiliate of the Trustee) for commingling assets of participating trusts, including but not limited to assets of retirement plans which are qualified under section 401(a) of the Code (the instrument of trust creating any such qualified common, collective or group trust fund, to the extent of the Trust Fund's equitable share thereof, being adopted hereby). The Trustee shall have the power to hold all or a portion of the Trust Fund uninvested pending receipt of clear and proper investment directions or pending receipt of a contribution amount which is necessary to carry out an investment direction.

         3.3 Investment Options. At the direction of the Named Fiduciary, the Trustee shall establish one or more separate Investment Options within the Trust Fund. Investment Options shall be established by direct investment or through the medium of a bank, trust fund, insurance contract or regulated investment company, as the Named Fiduciary shall direct. Each Investment Option shall be held and administered as part of the Trust Fund, but shall be separately invested and accounted for on behalf of each Participant's Plan account. To the extent authorized by the Plan and conditioned on the Trustee's acceptance of such property pursuant to Section 1.1 hereof, the Named Fiduciary may direct the Trustee to establish one or more Investment Options all or a portion of the assets of which shall be invested in qualifying employer securities within the meaning of section 407(d)(5) of ERISA ("Qualifying Employer Securities"). Any such direction shall be deemed to include a certification by the Named Fiduciary that the acquisition and holding of such Qualifying Employer Securities by the Plan does not constitute a prohibited transaction under section 406 of ERISA or section 4975 of the Code. The Employer shall be solely responsible for complying with any securities laws that may apply to Qualifying Employer Securities held in the Trust Fund.

         3.4 Participant Instructions. The Named Fiduciary's investment direction to the Trustee may represent the aggregate of investment instructions of Participants with respect to the assets in each Participant's Plan account. All references in this Trust Agreement to directions or instructions provided by the Named Fiduciary shall be deemed to include Participant instructions that are provided to the Named Fiduciary or its agent and delivered by the Named Fiduciary or its agent to the Trustee. The Named


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              Fiduciary shall have the duty to select and monitor all Investment
              Options or other investment media made available to Participants under the Plan. The Named Fiduciary or its agent shall ensure that all Participants who are entitled to direct the investment of assets in their Plan accounts previously received or receive a copy of all material describing such Investment Options that is required by law. If a Participant fails to direct the investment of assets in the Participant's Plan accounts as permitted by the Plan, the Named Fiduciary shall direct the Trustee as to the investment of such assets.

         3.5 Appointment of Investment Manager. The Named Fiduciary may appoint one or more investment managers, as defined in section 3(38) of ERISA ("Investment Manager") to manage, acquire and dispose of all or a portion of the Trust Fund or an Investment Option. The Named Fiduciary shall provide the Trustee with written notice of the appointment of each Investment Manager and of the termination of such appointment and direct the segregation of that portion of the Trust Fund to be managed by the Investment Manager. The Named Fiduciary also shall provide the Trustee with a copy of the investment management agreement and an acknowledgement by the Investment Manager that it is a fiduciary with respect to the Plan within the meaning of section 3(21)(A) of ERISA. The Trustee shall be entitled to rely on such documents until otherwise notified in writing by the Named Fiduciary. The Trustee shall invest and reinvest such portion of the Trust Fund under the management of the Investment Manager as directed by the Investment Manager. The Trustee shall be entitled to conclusively rely upon the valuation of any securities or other property held in any portion of the Trust Fund that is provided to it by such Investment Manager for all purposes under this Trust Agreement.

         3.6 Plan Loans. If provided in Article VIII of the Plan, and subject to the limitations set forth therein, the Trustee shall invest assets of the Trust Fund in loans to Participants or Beneficiaries. Any such direction shall be deemed to include a certification by the Named Fiduciary that such loan is in accordance with provisions of the Plan and ERISA and does not constitute a "prohibited transaction" under ERISA. The Trustee shall accept as collateral for each Participant loan only the appropriate amount of the Participant's Plan account designated by the Plan or established policies. The Trustee shall invest all loan repayments in accordance with the directions of the Named Fiduciary and shall make distributions of defaulted loans as directed by the Named Fiduciary.

         3.7 Investment and Insurance Contracts. In the event that insurance policies or contracts or investment contracts issued by a bank, insurance company or other financial or similar institution (including structured or synthetic investment contracts) are held in the Trust Fund at the direction of the Named Fiduciary or an Investment Manager ("Contracts"), the Trustee shall not be liable for the refusal or inability of any insurance company, bank or other financial institution to issue, change, pay proceeds or make payments due under any Contract; for the form, terms, genuineness, validity or sufficiency of any Contract; or for any delay in payment or proceeds due under any Contract. The Trustee shall not be responsible for the valuation of any Contract and the Trustee shall be entitled to conclusively rely upon such valuation provided by the issuer of the Contract for all purposes under this Trust Agreement. The Trustee shall not be responsible for evaluating or monitoring the financial condition or status of any financial institution or insurance company issuing any such Contract which the Named Fiduciary or an Investment Manager directs the Trustee to hold or to purchase with the Trust Fund.

         3.8 Trustee's Duty and Responsibility with Respect to the Trust Fund. The Trustee shall have no duty to question any action or direction of the Employer, the Named Fiduciary, an Investment Manager or a Participant (pursuant to the provisions of Section 6.3) or the failure of the Employer, the Named Fiduciary, an Investment Manager or a Participant to give directions, or to review the securities or other investments which are held pursuant to directions of the Employer, the Named Fiduciary, an Investment Manager or a Participant as to the investment, reinvestment, retention or disposition of any such assets. The Trustee shall not have any responsibility for diversification of such assets, for any loss to or depreciation of such assets resulting from the purchase, retention or sale of assets in accordance with the direction of the Employer, the Named Fiduciary, an Investment Manager or a Participant. The Trustee shall not be responsible for any investment action taken or omitted by the Trustee in accordance with any direction of the Employer, the Named Fiduciary, an Investment Manager or Participant; any investment inaction in the absence of an investment direction from the Employer, the Named Fiduciary, an Investment Manager or Participant; or any investment action taken by the Trustee pursuant to an order to purchase or sell securities placed by the Employer, the Named Fiduciary, an Investment Manager or Participant directly with a broker, dealer or issuer.


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         3.9  Knowledge of the Trustee. When the Trustee is subject to the direction of the Employer, the Named Fiduciary, or an Investment Manager in performing its duties under this Trust Agreement, the Trustee's responsibilities will be limited to certain ministerial duties with respect to the portion of the Trust Fund subject to such direction, which duties do not involve the exercise of any discretionary authority to manage or control Trust Fund assets and which duties will be performed in the normal course of business by employees of the Trustee, its affiliates or agents who are unfamiliar with investment management ("Ministerial Duties"). Except as required by section 403(a)(1) of ERISA, the Trustee is not undertaking any duty or obligation, express or implied, to review, and will not be deemed to have reviewed, any transaction involving the investment of the Trust Fund which it is directed to perform by the Employer, the Named Fiduciary or an Investment Manager except to the extent necessary to perform these Ministerial Duties in accordance with such direction.

ARTICLE IV - OTHER MINISTERIAL DUTIES OF THE TRUSTEE

         4.1 Other Ministerial Duties of the Trustee. The Trustee is authorized and empowered with respect to the Trust Fund to perform the following Ministerial Duties necessary to effectuate the instructions and directions of the Named Fiduciary, the Plan Administrator, an Investment Manager or a Participant:

              a) To make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted.

              b) To register any investment held by it in the name of the Trustee or in the name of any custodian or its nominee, with or without words indicating that such securities are held in a fiduciary capacity, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund.

              c) To hold or to appoint an agent or custodian to hold any property hereunder in bearer form or in its own name or the name of its nominee and to deposit or arrange for the deposit of any securities or other property in a securities depository or clearing agency; provided, however, that the Trustee may not serve as custodian or appoint or terminate a custodian for any plan assets, as defined in ERISA and the regulations thereunder, which are managed by an affiliate of the Trustee. Any agent or custodian so appointed shall be paid fees as mutually agreed upon by the Employer and the agent or custodian and paid in the same manner as other expenses of the Trust Fund. The Trustee shall not hold any property or securities hereunder in the same account as any individual property of the Trustee.

              d) To retain custody of original executed documents evidencing loans to Participants made after the effective date of this Trust Agreement and, to the extent provided to the Trustee by the Employer, original executed documents evidencing outstanding loans to Participants made prior to the effective date of this Trust Agreement.

              e) To employ suitable agents, counsel, financial consultants, valuation experts or other professionals (who may also be agents, counsel, consultants or experts for the Employer or the Named Fiduciary) and to pay their reasonable expenses and compensation out of the Trust Fund.

              f) To trade all securities held in the Trust Fund as soon as possible after an order is received and processed by the Trustee or its agent in accordance with directions of the Employer, the Named Fiduciary or an Investment Manager, taking into account any trade delays which may occur due to stock market constraints or the liquidity of the security.

                   Each and all of the foregoing powers may be exercised without a court order or approval.

         4.2 Valuation of Trust Fund. The Trustee, as of the Valuation Date set forth in the Plan and at such other time or times as is necessary or as the Trustee and the Named Fiduciary agree, shall determine the net worth of the assets of the Trust Fund. The valuation shall be based upon valuations provided by Investment Managers, trustees of common trust funds, sponsors of registered investment companies, records of securities exchanges or valuation services, market data providers or qualified appraisers. Notwithstanding the foregoing, the Trustee shall not be responsible for providing the value of any Contracts, as described in Section 3.7, or for any asset which is not liquid or not publicly traded, the value of which shall be provided by the Named Fiduciary. The Trustee may obtain the opinions of qualified appraisers, as necessary in the discretion of the Trustee, to determine the fair market value of


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              Qualifying Employer Securities, the fees of which appraiser shall, unless paid by the Employer, be paid from the Trust Fund.

         4.3 Trust Records. The Trustee shall keep accurate and detailed records of all receipts, investments, disbursements and other transactions required to be performed hereunder with respect to the Trust Fund. The Trustee agrees to treat as confidential all records and other information relative to the Trust Fund. The Trustee shall not disclose such records and other information to third parties except to the extent required by law or as requested in writing by the Employer. The Trustee agrees to permit the Employer to inspect the records of the Trust Fund maintained by the Trustee during regular business hours and to permit the Employer to audit the same upon the giving of reasonable notice to the Trustee. The Trustee further agrees that it will provide the Employer with information and records that the Employer may reasonably require in order to perform audits of such records.

         4.4 Confidentiality/Security of Records. Trustee and Employer agree to treat as confidential and use only in connection with this Trust Agreement all Plan data, records, computer programs and software, reports and other documents, which are furnished to the other under this Trust Agreement. Trustee and Employer will protect the security of such records and will not disclose such records or other information to third parties except as required by law or when requested to do so by the other; provided, however, that the Trustee and Employer may disclose such records or information to its agents in the course of performing its duties under this Trust Agreement or to take other reasonable actions required by the Employer with respect to the Plan.

         4.5 Accounting. Within 90 days after the close of the Plan's fiscal year or such other period as the Employer and the Trustee may agree, and within 90 days after the resignation or removal of the Trustee, as provided herein, the Trustee shall file with the Employer a written account setting forth all investments, receipts, disbursement and other transactions effected by it during such fiscal year or during the period from the close of the last fiscal year to the date of such resignation or removal. Unless the Employer files written objections to such account with the Trustee within 180 days after the filing of such account with the Employer, the accounting shall be deemed to be approved and the Trustee shall, to the maximum extent permitted by applicable law, be released and forever discharged from all liability for further accountability to the Employer for the accuracy of such accounting and for the propriety of all acts and the transactions of the Trustee reflected in such account. If written objections are specified and the matters in controversy cannot be settled between the Employer and the Trustee, the Trustee may apply for a judicial settlement of the account, the costs of such settlement being allowed as an expense of the Trust Fund. The only necessary party thereto in addition to the Trustee shall be the Employer.

         4.6 Distributions and Other Payments. As provided in the Plan, the Trustee shall make payment to such persons, including the Employer, the Trustee, the Named Fiduciary, the Plan recordkeeper and Participants, as the Named Fiduciary may direct from time to time. The Named Fiduciary shall be responsible for insuring that any distribution or other payment from the Trust Fund conforms to the provisions of the Plan and ERISA. Excluding those fees and expenses set forth in a separate fee schedule and the Plan's recordkeeping agreement, which may be paid from the Trust Fund if not paid directly by the Employer, the Named Fiduciary may direct the Trustee to pay fees or expenses relating to the administration of the Plan or Trust Fund by submitting to the Trustee all expenses to be charged to the Trust Fund. Each submission also shall include a certification executed by the Named Fiduciary that all such expenses are proper and reasonable. Notwithstanding any other provisions of this Trust Agreement, the Trustee may condition any distribution or other payment of Trust Fund assets upon receipt of satisfactory assurances that the approval of appropriate governmental agencies or other authorities has been secured and that all notice and other procedures required by applicable law have been satisfied. The Trustee shall be entitled to rely conclusively upon the Named Fiduciary's directions and shall not be liable for any distribution or other payment made in reliance upon the Named Fiduciary's directions.

         4.7 Limitation of Duties. The Trustee is a party to this Trust Agreement solely for the purposes set forth herein and neither the Trustee nor any of its officers, directors, employees or agents shall have any duties or obligations with respect to the Trust Fund, except as expressly set forth herein. To the extent not prohibited by ERISA, the Trustee shall not be responsible in any way for any action or omission of the Employer or the Named Fiduciary with respect to the performance of their respective duties and


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              obligations set forth in this Trust Agreement and in the Plan. The
              Trustee may rely upon such information, direction, action or inaction of the Employer or the Named Fiduciary as being proper under the Plan or the Trust Agreement and is not required to inquire into the propriety of any such information, direction, action or inaction.

ARTICLE V - DUTIES OF THE EMPLOYER

         5.1 Duties of the Employer. In addition to any duties of the Employer otherwise prescribed in this Trust Agreement, the Employer, individually or through the Named Fiduciary, shall be responsible for performing the following functions with respect to the Trust
              Fund:

              a) Transmitting all Trust Fund contributions made by or on behalf of each Participant to the Trustee at such times and in such manner as is mutually agreed between the Employer and the Trustee;

              b) Providing the Trustee with such information and data relevant to the Plan as is necessary for the Trustee to properly perform its duties hereunder;

              c) Providing to the Trustee, on a timely basis, a copy of the Plan including all amendments and restatements, and a copy of the Plan's determination letter from the Internal Revenue Service;

              d) Determining that the contributions made by or on the behalf of each Participant are in accordance with any applicable federal and state law and regulations;

              e)   Assuring that the Plan maintains qualified status under
                   section 401(a) of the Code at all times while any Plan assets are held in the Trust Fund;

              f)   Providing the Trustee with the value of any Contracts;

              g) Determining the suitability of and selecting every investment offered as an option under the Plan, including but not limited to Qualifying Employer Securities;

              h) Determining that loans to Participants are made and administered in accordance with the Plan, ERISA and the Code;

              i) Determining that all payments, including distributions to Participants, are reasonable, proper and in accordance with the Plan, ERISA and the Code;

              j) Determining whether any domestic relations order is "qualified" in accordance with section 414(p) of the Code and directing the Trustee as to how to effect any such order; and

              k) Ensuring that a Participant who makes a required or voluntary contribution has previously received or receives a copy of the then current prospectus relating to the Investment Option(s) to which such contribution is invested.

              l) Meeting any U.S. securities laws that may apply with respect to offering Qualifying Employer Securities as an investment option under the Plan. This includes, but is not limited to, registering such stock with the Securities and Exchange Commission ("SEC") and other government agencies, filing reports with the SEC and other government agencies, and preparing prospectuses, proxy solicitations and other similar materials.

ARTICLE VI - VOTING, TENDER AND SIMILAR RIGHTS

         6.1  General Provisions. Except to the extent otherwise provided in
              Section 6.3 of this Trust Agreement, the Named Fiduciary (or the Investment Manager with respect to assets under its management) shall direct the Trustee as to the manner in which it shall; (i) vote in person or by proxy, general or special, any securities held in the Trust Fund; (ii) exercise conversion privileges, subscription rights and other options; and (iii) participate in or dissent from reorganizations, tender offers or other changes in property rights.

         6.2 Receipt of Notices. Upon receipt, the Trustee shall transmit to the Named Fiduciary (or to the Investment Manager with the respect to assets under its management) all notices of conversion, redemption, tender, exchange, subscription, class action, claim in insolvency proceedings or other rights or powers relating to any investment in the Trust Fund, which notices are received by the Trustee from its agents or custodian, from issuers of securities and from the party (or its agents) extending such


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              rights. The Trustee shall have no obligation to determine the existence of any conversion, redemption, tender, exchange, subscription, class action, claim in insolvency proceedings or other right or power relating to any investments in the Trust Fund.

         6.3 Qualifying Employer Securities. If provided in Article V of the Plan, the Trustee shall exercise all voting or tender offer rights with respect to any Qualifying Employer Securities in the Trust Fund which are allocated to the Plan accounts of Participants in accordance with instructions from Participants. Each Participant shall be a named fiduciary within the meaning of section 403(a)(1) of ERISA for the purpose of directing the voting and tendering of Qualifying Employer Securities allocated to his Plan account. Each Participant may direct the Trustee, confidentially, how to vote or whether or not to tender the Qualifying Employer Securities representing shares allocated to his Plan account. Upon timely receipt of direction, the Trustee shall vote or tender all such shares of Qualifying Employer Securities as directed by the Participants. The Employer shall direct the Trustee as to voting of shares of Qualifying Employer Securities for which no Participant direction is received. The Trustee shall use reasonable procedures to inform Participants as to what action will be taken in the absence of such affirmative instructions. In the case of a tender offer or other right or option with respect to Qualifying Employer Securities, a Participant who does not issue valid directions to the Trustee to sell, offer to sell, exchange or otherwise dispose of such Qualifying Employer Securities shall be deemed to have directed the Trustee that such shares allocated to his Participant Account remain invested in Qualifying Employer Securities. The Employer shall provide the Trustee with all information and assistance that the Trustee may reasonably request in order for the Trustee to perform its duties hereunder.

              Notwithstanding the foregoing, the Trustee shall follow any directions of the Employer or Participants in the performance of these functions only to the extent that following such directions would not violate the provisions of ERISA.

ARTICLE VII - RESIGNATION OR REMOVAL OF TRUSTEE

         7.1 Resignation or Removal of Trustee. The Trustee may resign at any time upon 60 days' prior written notice to the Employer and the Employer may remove the Trustee at anytime upon 60 days' prior written notice to the Trustee. If mutually agreed upon between the parties, the 60 days' notice may be waived or reduced. Upon resignation or removal of the Trustee, the Employer shall appoint a successor trustee. Upon receipt by the Trustee of written acceptance of such appointment by the successor trustee, the Trustee shall transfer and pay over to the successor the Trust Fund and all records (or copies) pertaining thereto. The Trustee is authorized, however, to reserve such sum of money or property as it may deem advisable for payment of any liabilities constituting a charge against the Trust Fund or against the Trustee, with any balance of such reserve remaining after payment of all such items to be paid over to the successor trustee. Upon the transfer and payment over the assets of the Trust Fund and upon the settlement or approval of the account for the Trustee pursuant to Section 4.5 herein, the Trustee shall be released and discharged from any and all claims, demands, duties and obligations arising out of the Trust Fund and its management thereof.

         7.2 Employer's Failure to Appoint Successor Trustee. If the Employer has not appointed a successor trustee which has accepted such appointment as of the effective date of the Trustee's resignation or removal, the Trustee shall have the right to apply to a court of competent jurisdiction for the appointment of such successor or for a determination of its rights and obligations, the costs of such action, unless paid by the Employer, being paid from the Trust Fund.

ARTICLE VIII - AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

         8.1 Amendment. As provided in Article XIV of the Plan, and subject to the limitations set forth therein, the Plan and Trust Agreement may be amended at any time, in whole or in part by the Employer. No such amendment shall make it possible for any part of the corpus or income of the Trust Fund to be used or diverted to purposes other than the exclusive benefit of Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan and trust created under this Trust Agreement.

         8.2 Termination. As provided in Article XIV of the Plan, and subject to the limitations set forth therein, this Trust Agreement and the trust created hereunder shall terminate upon the termination of the Plan, unless expressly extended by the Employer. The trust also shall terminate upon the dissolution or liquidation of the Employer where no successor has elected to continue the Plan and this Trust Agreement.


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              Termination of the trust shall be effected by distribution of all
              Trust Fund assets to the Participants or other persons entitled thereto pursuant to the direction of the Named Fiduciary, subject to the Trustee's right to reserve funds as provided in Section 7.1 hereof. Upon the completion of such distribution, the Trustee shall be relieved from all further liability with respect to all amounts so paid.

ARTICLE IX - MISCELLANEOUS

         9.1 Written Instruction. Any direction of the Employer or the Named Fiduciary pursuant to any provisions of this Trust Agreement shall be set forth in writing from the Employer or the Named Fiduciary to the Trustee and the Trustee shall be fully protected in relying upon such written direction of the Employer or Named Fiduciary. For purposes of this Section 9.1, written instructions shall include the electronic or telephonic transmission of information or data as mutually agreed upon by the Trustee and the Employer. The Trustee shall be fully protected in relying upon any communication that the Trustee reasonably believes to have been given by the Employer or the Named Fiduciary or their duly authorized representatives, or any individual having apparent authority as such. The Trustee shall receive all directions or instructions in writing provided that the Trustee may accept oral directions for purchases or sales from the Named Fiduciary via telephone or other electronic procedures as agreed to between the Employer and the recordkeeper for the Plan.

         9.2 Indemnification and Hold Harmless. The Employer shall indemnify and hold harmless the Trustee (including its employees, representatives and agents) from and against any liability, loss or expense (including reasonable attorneys' fees) arising out of:
              (a) the Trustee's performance of its duties or responsibilities under this Trust Agreement, except to the extent that such loss or expense arises from the Trustee's own willful misconduct or gross negligence, (b) any action taken by the Trustee in accordance with the direction or instructions of the Employer, the Named Fiduciary, an Investment Manager, or a Participant or (c) any matter relating to the Plan for which the Trustee has no responsibility, control or liability under this Trust Agreement, and (d) the failure of the Named Fiduciary or the Employer (including its employees, representatives and agents) to perform its duties under this Trust Agreement or with respect to the Plan; provided, however, that this Section 9.2 shall not be construed to relieve the Trustee from responsibility or liability for any duty imposed upon directed trustees under section 403(a)(1) of ERISA.

         9.3 Trustee's Fees, Expenses and Taxes. The Trustee shall give 90 days advance written notice to the Employer whenever its fees are changed. Such fees, any taxes of any kind whatsoever which may be levied or assessed upon the Trust Fund, and any expenses incurred by the Trustee in the performance of its duties hereunder, including fees for legal services rendered to the Trustee, shall, unless paid by the Employer, be paid from the Trust Fund in the manner provided for in the Plan.

         9.4 Merger, Consolidation or Transfer. As provided in Article XIV of the Plan, and subject to the limitations set forth therein, in the event of the merger, consolidation or transfer of any portion of the Trust Fund to a trust fund held under any other plan, the Trustee shall dispose of all or part, as the case may be, of the Trust Fund, in accordance with the written directions of the Named Fiduciary, subject to the right of the Trustee to reserve funds as provided in Section 7.1 hereof.

         9.5 Conflict with the Plan. In the event of any conflict between the provisions of the Plan and this Trust Agreement with respect to the rights or obligations of the Trustee, the provisions of this Trust Agreement shall prevail.

         9.6 Severability. If any provision of this Trust Agreement is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions, and this Trust Agreement shall be construed and enforced as if such provision had not been included.

         9.7 Surviving Sections. Notwithstanding any Sections of this Trust Agreement to the contrary, Sections 7.1, 7.2, 8.2, 9.2 and 9.3 shall survive the termination of this Trust Agreement.

         9.8 Law Governing. This Trust Agreement shall be administered, construed and enforced according to the laws of the state where the Trustee has its principal place of business and applicable federal law.

         9.9 Predecessor and Successor Trustees. The Trustee shall not be responsible and shall have no liability for the acts or omissions of any of its predecessors or successors.

         9.10 Successors and Assigns. This Trust Agreement shall be binding upon the successors and assigns of the parties hereto.

         9.11 Amendments. As provided in Article XIV of the Plan and subject to the limitations set forth therein, the Plan and Trust Agreements may be amended at any time, in whole or in part, by the Employer. No amendment to the Plan or Trust Agreement shall place any greater burden on the Trustee without the Trustee's written consent.

         9.12 Multiple Trustees. In the event that there shall be 2 or more Trustees serving hereunder, any action taken or decision made by any such Trustees may be taken or made by a majority of them with the same effect as if all had joined therein, if there be more than 2, or unanimously if there be 2.

Internal Revenue Service                                                        Department of the Treasury
Plan Description: Prototype Non-standardized Profit Sharing Plan with CODA
FFN: 50336500003-001   Case: 200001532    EIN: 52-1309931                       Washington, DC 20224
Letter Serial No: K372181a


                    T ROWE PRICE TRUST CO                                       Contact Person: Ms. Arrington 50-00197

                    100 EAST PRATT STREET                                       Telephone Number: (202) 283-8811

                    BALTIMORE, MD 21202                                         In Reference to: T:EP:RA:T4

                                                                                Date: 02/27/2002

Dear Applicant:

In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under the Internal Revenue Code. It is not an opinion of the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved form of the plan, any approved amendments and related documents to Employee Plans Determinations in Cincinnati at the address specified in section 9.11 of Rev. Proc. 2000-20, 2000-6 I.R.D. 553.

This letter considers the changes in qualifications requirements made by the Uruguay Round Agreements Act (GATT), Pub. L. 103-465, the Small Business Job Protection Act of 1996, Pub. L. 104-188, the Uniformed Services Employment and Reemployment Rights Act of 1994, Pub. L. 103-553, the Taxpayer Relief Act of 1997, Pub. L. 105-34, the Internal Revenue Service Restructuring and Reform Act of 1998, Pub. L. 105-206 and the Community Renewal Tax Relief Act of 2000, Pub.
L. 106-554. These laws are referred to collectively as GUST.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). However, an employer that adopts this plan may rely on this letter with respect to the qualification of its plan under Code section 401(a), as provided for in Announcement 2001-77, 2001-30 I.R.B. and outlined below. The terms of the plan must be followed in operation.

Except as provided below, our opinion does not apply with respect to the requirements of: (a) Code sections 401(a)(4), 401(a)(26), 401(a), 410(b) and 434(s). Our opinion does not apply for purposes of Code section 401(a)(10)(B) and section 401(a)(16). If an employer ever maintained another qualified plan for one or more employees who are covered by this plan. For this purpose, the employer will not be considered to have maintained another plan merely because the employer has maintained another defined contribution plan(s), provided such other plan(s) has been terminated prior to the effective date of this plan and no annual additions have been credited to the account of any participant under such other plan(s) as of any date within the limitation year of this plan. Likewise, if this plan is first effective on or after the effective date of the repeal of Code section 415(e), the employer will not be considered to have maintained another plan merely because the employer has maintained a defined benefit plan(s), provided the defined benefit plan(s) has been terminated prior to the effective date of this plan. Our opinion also does not apply for purposes of Code section 401(a)(16) if, after December 31, 1985, the employer maintains a welfare benefit fund defined in Code section 419(e), which provides postretirement medical benefits allocated to separate accounts for key employees as defined in Code section 419A(d)(3).

Our opinion applies with respect to the requirements of Code section 410(b) if 100 percent of all nonexcludable employees benefit under the plan. Employers that elect a safe harbor allocation formula and a safe harbor compensation definition can also rely on an opinion letter with respect to the nondiscriminatory amounts requirement under sections 401(a)(4) and the requirement of sections 401(k) and 401(m) (except where the plan is a safe harbor plan under section 401(k)(12) that provides for the safe harbor contribution to be made under another plan).

T ROWE PRICE TRUST CO
FFN: 50336500003-001
Page 2



An employer that elects to continue to apply the pre-GUST family aggregation rules in years beginning after December 31, 1996, or the combined plan limit of section 415(e) in years beginning after December 31, 1999, will not be able to rely on the opinion letter without a determination letter. The employer may request a determination letter by filing an application with Employee Plans Determinations on Form 5307, Application for Determination for Adopters of Master or Prototype or Volume Submitter Plans.

If you, the matter or prototype sponsor, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsor. Individual participants and/or adopting employers with questions concerning the plan should contact the master or prototype sponsor. The plan's adoption agreement must include the sponsor's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.


                              Sincerely yours,


                              /s/ Paul T. Shultz

                              Director
                              Employee Plans Rulings & Agreements

                          T. ROWE PRICE TRUST COMPANY

                             401(k) RETIREMENT PLAN
                               ADOPTION AGREEMENT

Name of Employer:_______________________________________________________________

Address:         _______________________________________________________________

                 _______________________________________________________________

Phone No:        _______________________________________________________________

Plan Contact:    _______________________________________________________________

T. ROWE PRICE
TRUST COMPANY
401(k) RETIREMENT PLAN
ADOPTION AGREEMENT

This is the Adoption Agreement for defined contribution plan #001 of basic plan document #03, which is a combined prototype section 401(k)/profit sharing defined contribution plan. (Prior to the amendment and restatement of this plan document and adoption agreement, the plan document was T. Rowe Price Trust Company basic plan document #01.) This Adoption Agreement may be used only in conjunction with basic plan document #03.

Note: Before executing this Adoption Agreement, the Employer should consult with a tax adviser or attorney. This plan may not meet the Employer's requirements for continued plan qualification. In addition, failure to properly complete this Adoption Agreement may result in plan disqualification.

The Employer hereby establishes a section 401(k) plan and a trust for such plan upon the respective terms and conditions contained in the section 401(k) prototype plan #03 and the Trust Agreement to the plan and appoints as Trustee(s) of such trust the person(s) who has(have) executed this Adoption Agreement evidencing his/her/its/their acceptance of such appointment.

The Plan and Trust Agreement shall be supplemented and modified by the terms and conditions contained in the Adoption Agreement and any supplements thereto and shall be effective on the date(s) specified herein.

After the Employer has notified T. Rowe Price Trust Company it has adopted the prototype plan, T. Rowe Price Trust Company will inform the Employer of any amendments made to the prototype plan or the discontinuance or abandonment of the prototype plan after T. Rowe Price Trust Company receives such notice and until the earlier of (i) the date the Employer notifies T. Rowe Price Trust Company it has ceased to use this prototype plan or (ii) the date the Plan's asset records are not kept by T. Rowe Price Trust Company or any affiliate of T. Rowe Price Trust Company.

1.     Plan Data.
       (Complete 1.1 or 1.2, and complete 1.3)

       1.1    New Plan.
              (a)    Name of Plan:

                     -----------------------------------------------------------
                     (Please print or type complete, legal name of the Plan)

              (b)    Effective Date of the Plan:
                                                --------------------------------
                                                (month/day/year)

              (c)    Plan Year End:
                                   ---------------------------------------------
                                   (month/day)

       1.2    If this is an amendment of existing plan, complete the following:
              (a)    Name of Existing Plan:

                     -----------------------------------------------------------
                     (Please print or type complete, legal name of the Plan)

              (b)    Initial Effective Date of Plan:

                     -----------------------------------------------------------

              (c)    Effective Date of Amended Plan (complete (1) or (2))

                     (1) If the plan is being amended and restated to comply with GUST (the 1994-1998 laws - GATT, USERRA, SBJPA, TRA'97 and IRSRRA - that require plan amendments):

                            ----------------------------------------------------
                            Effective Date of Amendment (month/day/year)

1.24 Employer Contribution Accounts. The portion of a Participant's Account consisting of his Employer Matching Contributions, Discretionary Profit Sharing Contributions, Qualified Nonelective Contributions, Qualified Matching Contributions, Safe Harbor Matching Contributions, Safe Harbor Nonelective Contributions and ACP Test Only Safe Harbor Matching Contributions subaccounts.

1.25 Entry Date. The Effective Date shall be the first Entry Date; thereafter, Entry Dates shall be the dates specified in the Adoption Agreement.

1.26   ERISA. The Employee Retirement Income Security Act of 1974, as amended.

1.27 Family Member. An Employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

1.28 Five Percent Owner. Any person who owns (or is considered to own within the meaning of section 318 of the Code) more than 5% of the interests in the Employer.

1.29 Highly Compensated Employee. For Plan Years beginning after December 31, 1996, the term Highly Compensated Employee means any Employee who during the Plan Year: (1) was a Five Percent Owner at any time during the Plan Year or the look-back year, or (2) for the look-back year had Section 415 Compensation from the Employer in excess of $80,000 (adjusted at the same time and in the same manner as under section 415(d) of the Code, except that the base period is the calendar quarter ending September 30, 1996) and, if the Employer so elects in the Adoption Agreement, was in the top-paid group (i.e., top 20% of Employees ranked by compensation) for the look-back year.

       For this purpose, the Plan Year of the Plan for which a determination is being made is called a determination year and the preceding 12-month period is called a look-back year. If the Employer so elects in the Adoption Agreement, the look-back year shall be the calendar year beginning with or within the look-back year.

       The determination of who is a highly compensated former employee is based on the rules applicable to determining highly compensated employee status as in effect for that determination year, in accordance with section 1.414(q)-1T, A-4 of the Temporary Income Tax Regulations and Notice 97-45.

       In determining whether an Employee is a Highly Compensated Employee for years beginning in 1997, (1) the amendments to Code Section 414(q) stated above are treated as having been in effect for the 1996 Plan Year, and
       (2) if the Employer so elects in the Optional Supplement, the look-back year shall be the calendar year ending with or within the determination year.

       Effective for Plan Years beginning before January 1, 1997, or such later year than 1997 that the Employer elects in the Optional Supplement, if an Employee is, during a determination year or look-back year, a Family Member of either a Five Percent Owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten most Highly Compensated Employees ranked on the basis of compensation paid by the Employer during such year, then the Family Member and Five Percent Owner or top ten Highly Compensated Employee shall be aggregated. In such case, the Family Member and Five Percent Owner or top ten Highly Compensated Employee shall be treated as a single Employee receiving compensation and Plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the Family Member and Five Percent Owner or top ten Highly Compensated Employee.

1.30   Hour of Service.

       (a) An Hour of Service shall mean and include each hour for which an Employee is compensated by the Employer, or is entitled to be so compensated, for services rendered by him to the Employer. These hours will be credited to the Employee for the computation period in which the duties are performed.

       (b) An Hour of Service shall also mean and include each hour for which an Employee is compensated by the Employer, or is entitled to be so compensated, on account of a period of time during which no services are rendered by him to the Employer (regardless of whether the Employee shall have ceased to be an Employee) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service shall be credited pursuant to this subsection
              (b) on account of any single continuous period during which an Employee renders no services to the Employer (whether or not such period occurs in a single computation period). Hours under this Section will be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor Regulations which is incorporated herein by this reference.

       (c) An Hour of Service shall also mean and include each hour for which back pay, without regard to mitigation of damages, has been awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under subsection (a) or subsection (b), whichever shall be applicable, and also under this subsection (c). The hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

              Hours of Service will be credited for employment with other members of an affiliated service group (under section 414(m) of the Code), a controlled group of corporations (under section 414(b) of the Code), or a group of trades or businesses under common control (under section 414(c) of the Code), of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to section 414(o) of the Code and the regulations thereunder.

              Hours of Service will also be credited for any individual considered an Employee under section 414(n) or 414(o) of the Code, and regulations thereunder.

              Solely for purposes of determining whether a Break in Service for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight Hours of Service per day of such absence. For purposes of this subsection, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the individual, (ii) by reason of a birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited only (i) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (ii) in all other cases, in the following computation period.

              Hours of Service will be determined on the basis of the method selected in the Adoption Agreement.

1.31 Investment Options. Any regulated investment company registered under the Investment Company Act of 1940 the investment adviser of which is T. Rowe Price Associates, Inc. or any of its affiliates, any common trust funds or collective investment funds of the Sponsor qualified under sections 401 and 501 of the Code, and any other funding vehicle (including, but not limited to, limited partnership interests which receive investment advice from T. Rowe Price Associates, Inc. or an affiliate) made available to the Plan by T. Rowe Price Trust Company which the Employer selects under the terms of the Plan.

1.32 Leased Employee. For Plan Years beginning on and after January 1, 1997, a Leased Employee is any person (other than an Employee of the recipient) who, pursuant to an agreement between the recipient and any other person ("leasing organization"), has performed services for the recipient (or for the recipient and related persons determined in accordance with section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year and such services are performed under primary direction and control of the recipient.

       Any Leased Employee shall be treated as an employee of the recipient employer. However, contributions or benefits provided by the leasing organization which are attributable to service performed for the recipient employer shall be treated as provided by the recipient employer. The preceding sentence shall not apply to any Leased Employee if Leased Employees do not constitute more than twenty percent of the employer's non-highly compensated force and, if such leased employee is covered by a money purchase pension plan providing: (a) a nonintegrated employer contribution rate of at least ten percent of compensation as defined in section 415(c)(3) of the Code, but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludible from the employee's gross income under section 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code, and, for years beginning after December 31, 2000, elective amounts that are not included in gross income of the Employee

              (iii) Effective for Plan Years beginning before January 1, 1997, for purposes of determining the Contribution Percentage of a Participant who is a Five Percent Owner or one of the ten most highly-paid Highly Compensated Employees, the Contribution Percentage Amounts and Testing Compensation of such Participant shall include the Contribution Percentage Amounts and Testing Compensation for the Plan Year of Family Members. Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate Employees in determining the Contribution Percentage both for Participants who are Non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

              (iv) For purposes of applying the ACP Test, Employee After-Tax Contributions are considered to have been made in the Plan Year in which contributed to the Trust. Qualified Matching Contributions and Qualified Nonelective Contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

              (v) The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.

              (vi) If the Employer elects to apply section 410(b)(4)(B) of the Code in determining whether the Plan meets the minimum coverage requirements of section 410(b)(1) of the Code, the Employer may, in determining whether the Plan satisfies the ACP Test, exclude from consideration all eligible Employees (other than Highly Compensated Employees) who have not met the minimum age and service requirements of section 410(a)(1)(A) of the Code.

       (c)    Safe Harbor CODA.

              (i) If the Employer has elected in the Adoption Agreement to make Safe Harbor Matching Contributions or ACP Test Only Safe Harbor Matching Contributions during a Plan Year, the provisions of this Section 3.7 shall apply as follows:

                     (A) If only Safe Harbor Matching Contributions (or ACP Test Only Safe Harbor Matching Contributions) or Elective Deferrals, or both, are allowed, the provisions of this Section 3.7 shall not apply.

                     (B) If Employee After-Tax Contributions are allowed or if the Employer makes any type of matching contribution other than Safe Harbor Matching Contributions or ACP Test Only Safe Harbor Matching Contributions under the Plan during a Plan Year, the provisions of this Section 3.7 shall apply during such Plan Year using Current Year Testing except that the Employer may elect to disregard Safe Harbor Matching Contributions and ACP Test Only Safe Harbor Matching Contributions in performing such Current Year Testing.

              (ii) If the Employer suspends making Safe Harbor Matching Contributions or ACP Test Only Safe Harbor Matching Contributions during a Plan Year, the provisions of this
                     Section 3.7 shall apply using Current Year Testing.

              (iii) If the Employer wants to maintain the option to amend the Plan during a Plan Year to provide for Safe Harbor Nonelective Contributions during such Plan Year, the ADP and ACP Tests must be applied using Current Year Testing during such Plan Year.

3.8 Multiple Use Test. If one or more Highly Compensated Employees participate in both a cash or deferred arrangement and a plan subject to the ACP Test maintained by the Employer and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ADP or ACP, or both, of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced in the manner determined by the Plan Administrator so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Deferral Percentage or Contribution Percentage Amount, or both, is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP Tests. Impermissible multiple use does not occur if either the ADP or ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the Non-Highly Compensated Employees.

3.9 Prevention or Cure of ADP Test Failures. The Plan Administrator may, in its sole discretion, use any one or a combination of the following methods to prevent or cure any ADP Test failure in accordance with section 401(k) of the Code and the regulations thereunder:

     (a) The Plan Administrator may refuse to accept any or all prospective Elective Deferrals to be contributed by a Highly Compensated Employee.

     (b) The Plan Administrator may distribute any or all Excess Contributions in accordance with the provisions of Section 3.11.

     (c) The Employer may, in its sole discretion, elect to contribute a Qualified Nonelective Contribution in accordance with the provisions of Section 3.12.

     (d) Subject to the requirements of Section 3.13, the Plan Administrator may, in its sole discretion, elect to treat Qualified Matching Contributions as if they were Elective Deferrals for purposes of the ADP test.

     (e) The Plan Administrator may recharacterize Excess Contributions as Employee After-Tax Contributions in accordance with the provisions of
          Section 3.14.

     (f) The Employer may, in its sole discretion, elect to make a Safe Harbor Nonelective Contribution in accordance with the provisions of Section 3.15.

3.10 Prevention or Cure of ACP Test Failures. The Plan Administrator may, in its sole discretion, use any one or a combination of the following methods to prevent or cure any ACP Test failure in accordance with section 401(m) of the Code and the regulations thereunder:

     (a) The Plan Administrator may refuse to accept any or all prospective Elective Deferrals or Employee After-Tax Contributions, or both, to be contributed by a Highly Compensated Employee.

     (b) The Plan Administrator may elect to contribute a Qualified Matching Contribution in accordance with the provisions of Section 3.13.

     (c) The Plan Administrator may forfeit, if forfeitable, or distribute, if not forfeitable, Excess Aggregate Contributions in accordance with
          Section 3.17.

     (d) The Plan Administrator may elect to treat Qualified Nonelective Contributions or Elective Deferrals, or both, as if they were Matching Contributions in accordance with Sections 3.12 and 3.16, respectively, subject to the requirements of Section 3.1(e).

     (e) If the Employer has elected the Safe Harbor CODA in the Adoption Agreement for a Plan Year, and if Employee After-Tax Contributions can be made to the Plan in such Plan Year, the Plan Administrator may, in its sole discretion, use any one or a combination of the following methods to prevent or cure any ACP Test failure:

     (i) The Plan Administrator may refuse to accept any or all prospective Employee After-Tax Contributions to be contributed by a Highly Compensated Employee.

     (ii) The Plan Administrator may distribute Employee After-Tax Contributions (and any income or loss allocable thereto) that are Excess Aggregate Contributions.

3.11 Distribution of Excess Contributions to Cure ADP Test Failure.

     (a) General Rule. Notwithstanding any other provision of this Plan, Excess Contributions for a Plan Year, plus any income and minus any loss allocable thereto, shall be distributed to Participants to whose Accounts such Excess Contributions were allocated for the preceding Plan Year no later than twelve months following the last day of such preceding Plan Year. For Plan Years beginning on and after January 1, 1997, Excess Contributions are allocated to the Highly Compensated Employees with the largest amounts of Elective Deferrals and amounts treated as Elective Deferrals taken into account in calculating the ADP Test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Elective Deferrals and amounts treated as Elective Deferrals and continuing in descending order until all Excess Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Elective Deferrals. If such excess amounts are distributed more than 2 1/2months after the last day of the Plan Year in which such excess amounts arose, a 10% excise tax on such amounts will be imposed on the Employer.

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

     For Plan Years beginning before January 1, 1997, Excess Contributions of a Participant who is subject to the Family Member aggregation rules shall be allocated among the Family Members of such Participant in proportion to the Elective Deferrals (and amounts treated as Elective Deferrals) of each Family Member that is combined to determine the combined ADP of such Participant.

     (b) Calculation of Income or Loss. The income or loss allocable to Excess Contributions allocated to each Participant is equal to the amount of income or loss allocable to the Participant's Elective Deferral subaccount (and, if applicable, the Qualified Nonelective Contribution subaccount or the Qualified Matching Contribution subaccount, or both) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the Plan Year and the denominator of which is the sum of (i) the Participant's account balance attributable to Elective Deferrals (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if any of such contributions are included in the ADP Test) as of the beginning of the Plan Year, and (ii) Elective Deferrals (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if any such contributions are included in the ADP Test).

     (c) Method of Distribution. Excess Contributions shall be distributed from the Participant's Elective Deferral subaccount, Qualified Nonelective Contribution subaccount (if applicable) or Qualified Matching Contribution subaccount (if applicable), or any such subaccounts, in the manner determined by the Plan Administrator.

     (d) Forfeiture of Certain Matching Contributions. Any Matching Contribution (whether or not vested) that was made on account of an Excess Contribution that has been distributed in accordance with this
          Section 3.11 shall be forfeited no later than twelve months after the close of the Plan Year in which such Excess Contribution occurred.

     (e) Annual Additions. Excess Contributions shall be treated as Annual Additions under the Plan.

3.12 Qualified Nonelective Contributions to Prevent or Cure ADP and/or ACP Test Failure. The Employer may, in its sole discretion, elect to contribute a Qualified Nonelective Contribution in any amount to prevent or cure any ADP Test and/or ACP Test failure for a Plan Year within twelve months after the close of the Plan Year to which such contribution relates. Qualified Nonelective Contributions for a Plan Year shall be allocated only to the Accounts of Participants who are Non-Highly Compensated Employees in one of the following methods selected by the Plan Administrator:

     (a) In the ratio in which each such Non-Highly Compensated Employee's Compensation as defined in the Adoption Agreement for the Plan Year for which the Qualified Nonelective Contribution is being made bears to the total such Compensation of all such Non-Highly Compensated Employees for such Plan Year.

     (b) Beginning with the Non-Highly Compensated Employee with the lowest such Compensation for such Plan Year and continuing in ascending order an amount no greater than the Maximum Permissible Amount, as defined in Section 6.1(j), reduced by any Annual Additions credited to such Non-Highly Compensated Employee under this Plan or any other plan of the Employer as if such amount of the Qualified Nonelective Contribution allocated to such Non-Highly Compensated Employee were included as an Annual Addition for such Plan Year.

3.13 Qualified Matching Contribution to Prevent or Cure ADP and/or ACP Test Failure. The Employer may, in its sole discretion, elect to contribute a Qualified Matching Contribution in any amount to prevent or cure any ADP Test and/or ACP Test failure for a Plan Year within twelve months after the close of the Plan Year to which such contribution relates. Qualified Matching Contributions for a Plan Year shall be allocated to the Accounts of Participants who are Non-Highly Compensated Employees and who would be eligible for an allocation of Matching Contributions in accordance with
     Section 3.3(a) in accordance with one of the following methods:

(a) If the Employer makes Matching Contributions only on behalf of Participants who make Elective Deferrals, in the ratio in which the Elective Deferrals for such Plan Year of each Participant who is a Non-Highly Compensated Employee and who is eligible for a Matching Contribution for such Plan Year bear to the total Elective Deferrals of all such Non-Highly Compensated Employees for such Plan Year.

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     (b)   If the Employer makes Matching Contributions only on behalf of
           Participants who make Employee After-Tax Contributions, in the ratio in which the Employee After-Tax Contributions for such Plan Year of each Participant who is a Non-Highly Compensated Employee and who is eligible for a Matching Contribution for such Plan Year bear to the total Employee After-Tax Contributions of all such Non-Highly Compensated Employees for such Plan Year.

     (c) If the Employer makes Matching Contributions on behalf of Participants who make Elective Deferrals or Employee After-Tax Contributions, or both, in the ratio in which the total Elective Deferrals and Employee After-Tax Contributions for such Plan Year of each Participant who is a Non-Highly Compensated Employee and is eligible for a Matching Contribution for such Plan Year bear to the total Elective Deferrals and Employee After-Tax Contributions of all such Non-Highly Compensated Employees for such Plan Year.

3.14 Recharacterization of Excess Contributions to Cure ADP Test Failure. If the Employer elects in the Adoption Agreement to allow Participants to make Employee After-Tax Contributions to the Plan, the Plan Administrator, in its sole discretion, may treat Excess Contributions allocated to a Highly Compensated Employee as an amount distributed to him or her and then contributed by him or her to the Plan as an Employee After-Tax Contribution. Recharacterized Excess Contributions will remain nonfor-feitable. Excess Contributions may not be recharacterized to the extent such amounts in combination with other Employee After-Tax Contributions made by that Employee would exceed any stated limit under the Plan on Employee After-Tax Contributions.

     Recharacterization must occur no later than 2 1/2months after the last day of the Plan Year in which such Excess Contributions arose and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the Participant's taxable year in which the Participant would have received them in cash.

3.15 Safe Harbor Nonelective Contribution to Prevent ADP Test Failure. The Employer may elect to make a Safe Harbor Nonelective Contribution during a Plan Year as described in Notice 2000-3 and any superceding guidance.

3.16 Elective Deferrals to Cure ACP Test Failure. The Plan Administrator may, in its sole discretion, elect to treat Elective Deferrals as if they were Matching Contributions for a Plan Year as long as the ADP Test is met before the Elective Deferrals are used in the ACP Test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP Test.

3.17 Forfeiture and/or Distribution of Excess Aggregate Contributions to Cure ACP Test Failure. Notwithstanding any other provision of this Plan, Excess Aggregate Contributions for a Plan Year, plus any income and minus any loss allocable thereto, may be forfeited, if forfeitable, or if not forfeitable, distributed, no later than twelve months after the close of the Plan Year to which such contributions relate, to Participants to whose Accounts such Excess Aggregate Contributions were allocated for such Plan Year. For Plan Years beginning on and after January 1, 1997, Excess Aggregate Contributions are allocated to the Highly Compensated Employees with the largest Contribution Percentage Amounts taken into account in calculating the ACP Test for the Plan Year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Contribution Percentage Amounts and continuing in descending order until all the Excess Aggregate Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Contributions. For Plan Years beginning before January 1, 1997, Excess Aggregate Contributions of a Participant who is subject to the Family Member aggregation rules shall be allocated among the Family Members of such Participant in proportion to the Matching Contributions (or amounts treated as Matching Contributions) of each Family Member that is combined to determine the combined ACP of such Participant. Excess Aggregate Contributions shall be forfeited, if forfeitable, or distributed, if not forfeitable, in the manner determined by the Plan Administrator from the Participant's Matching Contribution subaccount and/or Qualified Matching Contribution subaccount (and/or, if applicable, the Participant's Qualified Nonelective Contribution subaccount or Elective Deferral subaccount, or both).

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

       (b) Direct Rollover. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article X, for all distributions made on or after January 1, 1993, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover. For purposes of this subsection, the following definitions shall apply:

              (i) An "eligible rollover distribution" is any distribution of all or a portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; any hardship distribution described in section 401(k)(2)(B)(i)(IV) of the Code received after December 31, 1998 (or, if elected by the Employer in the Optional Supplement, December 31, 1999); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

              (ii) An "eligible retirement plan" is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

              (iii) A "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic retirement order, as described section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

              (iv) A "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.

10.8 Missing Participants and Beneficiaries. If the Plan Administrator is unable to locate a Participant or Beneficiary entitled to vested benefits hereunder after making reasonable efforts to do so, the Plan Administrator may direct the Trustee to forfeit such vested benefits or direct the Trustee to continue to hold such Participant's or Beneficiary's Account. If the vested benefits are forfeited and if the Participant or Beneficiary subsequently is found or makes a claim for the benefits, the vested benefits will be reinstated in accordance with the provisions of Section 7.6.

10.9 Minimum Required Distributions. If the Participant's interest is to be distributed in other than a single sum before the required beginning date, the following minimum distribution rules, which shall be determined in accordance with proposed regulations under section 401(a)(9) of the Code, shall apply on or after the required beginning date notwithstanding any other provision of the Plan to the contrary:

       (a) Definitions. For the purposes of this Section 10.9, the following definitions shall apply:

              (i) Applicable Life Expectancy. The Life Expectancy (or joint and last survivor expectancy) is calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date Life Expectancy was first calculated. If Life Expectancy is being recalculated, the Applicable Life Expectancy shall be the Life Expectancy as so recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if Life Expectancy is being recalculated such succeeding calendar year(s). If annuity payments commence in accordance with Section 10.9(c) before the Required Beginning Date, the Applicable Calendar Year is the year such payments commence. If distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining interest, the Applicable Calendar Year is the year of purchase.


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

              (ii) Designated Beneficiary. The individual who is designated as the Beneficiary under the Plan on the Required Beginning Date in accordance with section 401(a)(9) of the Code and the proposed regulations thereunder.

              (iii) Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Section
                     10.6 above.

              (iv) Life Expectancy. Life Expectancy and joint and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the Income Tax Regulations. Unless otherwise elected by the Participant (or spouse, in the case of distributions described in Section 10.6(b)(ii)) by the time distributions are required to begin, Life Expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The Life Expectancy of a non-spouse Beneficiary may not be recalculated.

              (v)    Participant's Benefit.

                     (A) The Account balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the Account balance as of dates in the calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date.

                     (B) For purposes of subparagraph (A) above, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

              (vi)   Required Beginning Date.

                     (A) General rule. For calendar years beginning after December 31, 1996, the Required Beginning Date of a Participant is the first day of April of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2or retires, except that benefit distributions to a Five Percent Owner must commence by the first day of April of the calendar year following the calendar year in which the Five Percent Owner attains age 70 1/2.

                     (B)    Transitional rules. Notwithstanding the foregoing:

                            (1) Any Participant attaining age 70 1/2in 1996 may elect by December 31, 1997, to defer distributions until the calendar year following the calendar year in which the Participant retires.

                            (2) Any Participant attaining age 70 1/2in years prior to 1997 may elect to stop distributions and recommence distributions by the April 1 of the calendar year following the calendar year in which the Participant retires. Unless the Employer elects otherwise in the Adoption Agreement, there is a new annuity starting date upon recommencement of distributions.

                     (C) Once distributions have begun to a Five Percent Owner under this subsection, they must continue to be distributed even if the Participant ceases to be a Five Percent Owner in a subsequent year.

       (b)    Individual Account.

              (i) If a Participant's benefit is to be distributed over (1) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Designated Beneficiary or (2) a period not extending beyond the life


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

                     qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe; and

              (iii) Contributions to the Trust are specifically conditioned on their deductibility under the Code and, to the extent a deduction is disallowed for any such contribution, such amount (to the extent so disallowed) shall be returned to the Employer within one year after the date of the disallowance of the deduction.

15.2 Nonguarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee, or as a right of any Employee to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees, with or without cause.

15.3 Rights to Trust Assets. No Employee, Participant or Beneficiary shall have any right to, or interest in, any assets of the trust upon termination of employment or otherwise, except as provided under the Plan. All payments of benefits under the Plan shall be made solely out of the assets of the Trust.

15.4 Nonalienation of Benefits. Except as provided under Article VIII of the Plan with respect to Plan loans, benefits payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, voluntary or involuntary; provided, however, that the Plan Administrator shall not be precluded from complying with a qualified domestic relations order described in section 414(p) of the Code, or any domestic relations order entered before January 1, 1985. Any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. The Trust shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

15.5 Gender. The use of the masculine pronoun shall extend to and include the feminine gender, and the use of the feminine pronoun shall extend to and include the masculine gender, wherever appropriate; the use of the singular shall include the plural, and the use of the plural shall include the singular, wherever appropriate.

15.6 Titles and Headings. The titles or headings of the respective Articles and Sections are inserted merely for convenience and shall be given no legal effect.

15.7 Failure of Employer's Plan to Qualify. If the Employer's Plan fails to attain or retain qualification, such Plan will no longer participate in this prototype plan and will be considered an individually designed plan.

15.8 Compliance with Laws, Rules and Regulations. If any of the provisions of this Plan or of the Trust Agreement are at any time in any way inconsistent with any laws of the United States of America or the laws of any state if not preempted by ERISA, or any regulations of the Internal Revenue Service, U.S. Department of Labor, or any other Federal or state regulatory authority, in a manner that adversely affects the qualified status of the Plan under section 401(a) of the Code or the tax-exempt status of the Trust under section 501(a) of the Code, or may result in any civil penalties under ERISA or any other law, then the Employer, the Plan Administrator and the Trustee shall comply with the requirements of such laws or regulations, rather than with the provisions of the Plan and Trust which are inconsistent therewith. The Employer, the Plan Administrator and the Trustee shall incur no liability for following such laws, rules or regulations.

15.9 Military Service. Notwithstanding any provision of the Plan to the contrary, effective December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Code.


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

EGTRRA AMENDMENT TO THE
T. ROWE PRICE TRUST COMPANY
PROTOTYPE 401(k) RETIREMENT PLAN

PREAMBLE

     1. Adoption and effective date of amendment. This amendment of the T. Rowe Price Trust Company Prototype 401(k) Retirement Plan basic plan document #03 ("plan") is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001, but shall not apply to taxable, plan or limitation years beginning after December 31, 2010.

     2. Supersession of inconsistent provisions. This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.

ARTICLE I - PLAN LOANS FOR OWNER-EMPLOYEES AND SHAREHOLDER EMPLOYEES

     Effective for plan loans made after December 31, 2001, plan provisions prohibiting loans to any owner-employee or shareholder-employee shall cease to apply.

ARTICLE II - LIMITATIONS ON CONTRIBUTIONS

     2.1. Effective date. This article shall be effective for limitation years beginning after December 31, 2001.

     2.2. Maximum annual addition. Except to the extent permitted under article IX of this amendment and section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant's account under the plan for any limitation year shall not exceed the lesser of:

          (a)  $40,000, as adjusted for increases in the cost-of-living under section 415(d) of the Code, or

          (b) 100 percent of the participant's compensation, within the meaning of section 415(c)(3) of the Code, for the limitation year.

          The compensation limit referred to in (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of section 401(h) or section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

ARTICLE III - INCREASE IN COMPENSATION LIMIT

     The annual compensation of each participant taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with section 401(a)(17)(B) of the Code. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

ARTICLE IV - MODIFICATION OF TOP-HEAVY RULES

     4.1. Effective date. This article shall apply for purposes of determining whether the plan is a top-heavy plan under section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of section 416(c) of the Code for such years. This section amends Article XII of the plan.

     4.2. Determination of top-heavy status.

          (a) Key employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer or a 1-percent owner of the employer having annual compensation of more than $150,000.For this purpose, annual compensation means compensation within the meaning of section 415(c)(3)

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